                                                                     PROSPECTUS
                                                                  March 2, 2009
Seligman
Global Fund Series, Inc.
Investing Around the World for Capital Appreciation

.. Seligman Emerging Markets Fund

.. Seligman Global Growth Fund

.. Seligman Global Smaller Companies Fund

.. Seligman Global Technology Fund

.. Seligman International Growth Fund

As with all mutual funds, the Securities and Exchange Commission has neither approved nor disapproved these Funds, and it has not determined this Prospectus to be accurate or adequate. Any representation to the contrary is a criminal offense.

An investment in these Funds or any other fund cannot provide a complete investment program. The suitability of an investment in a Fund should be evaluated based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals, and time horizons. We recommend that you consult an authorized dealer or your financial advisor to determine if one or more of these Funds is suitable for you.

         Not FDIC Insured  [_]  May Lose Value  [_]  No Bank Guarantee

EQSGFS1 3/2009


[LOGO]
SELIGMAN
INVESTMENTS
--------------------------------
EXPERIENCE . INSIGHT . SOLUTIONS

Table of Contents

This Prospectus contains information about Seligman Global Fund Series, Inc. (the "Series"), which consists of five separate funds.

THE FUNDS
A discussion of the investment objectives, strategies, risks, performance and expenses of the Funds.
      Seligman Emerging Markets Fund.................................................................  1
      Seligman Global Growth Fund....................................................................  7
      Seligman Global Smaller Companies Fund......................................................... 13
      Seligman Global Technology Fund................................................................ 19
      Seligman International Growth Fund............................................................. 25
      Management of the Funds........................................................................ 31
      Subadviser..................................................................................... 32
SHAREHOLDER INFORMATION
      Deciding Which Class of Shares to Buy.......................................................... 36
      Pricing of Fund Shares......................................................................... 41
      Opening Your Account........................................................................... 42
      How to Buy Additional Shares................................................................... 43
      How to Exchange Shares Among the Seligman Mutual Funds......................................... 44
      How to Sell Shares............................................................................. 44
      Important Policies That May Affect Your Account................................................ 45
      Frequent Trading of Fund Shares................................................................ 47
      Dividends and Capital Gain Distributions....................................................... 48
      Taxes.......................................................................................... 49
      The Seligman Mutual Funds...................................................................... 51
      Other Information.............................................................................. 54
FINANCIAL HIGHLIGHTS................................................................................. 57
HOW TO CONTACT US.................................................................................... 68

                        FOR MORE INFORMATION. back cover

The website references in this Prospectus are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this Prospectus.

Effective November 7, 2008, RiverSource Investments, LLC ("RiverSource Investments"), investment manager to the RiverSource Group of Funds, and a wholly owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"), completed its acquisition (the "Acquisition") of J. & W. Seligman & Co. Incorporated ("Seligman"). With the Acquisition completed and shareholders of each of the Funds offered herein having previously approved (at a special meeting held on November 3, 2008) a new investment management services agreement between RiverSource Investments and the Series (on behalf of each Fund), RiverSource Investments became the new investment manager of the Funds, effective November 7, 2008. Shareholders of the Funds (other than Seligman Global Technology Fund) also approved at the November meeting a subadvisory agreement between RiverSource Investments and Wellington Management Company, LLP.

RiverSource Complex of Funds

The RiverSource Group of Funds includes a comprehensive array of funds from RiverSource Investments, including the Seligman funds. RiverSource Investments has also partnered with a number of professional investment managers, including its affiliate, Threadneedle Investments, to expand the array of funds offered in the RiverSource complex. Although the Seligman funds share the same Board of Directors/Trustees as the RiverSource funds (the "Board") they do not currently have the same policies and procedures, and may not be exchanged for shares of the RiverSource funds, RiverSource Partners funds or Threadneedle funds. For example, for purposes of calculating the initial sales charge on the purchase of Class A shares of a Seligman fund, for rights of accumulation purposes, an investor or financial advisor may not include the market value of any RiverSource funds, RiverSource Partners funds or Threadneedle funds in this calculation. Please see the Statement of Additional Information (SAI) for a complete list of mutual funds included in the RiverSource Group of Funds.

The Funds

Seligman Emerging Markets Fund
--------------------------------------------------------------------------------

On January 8, 2009, the Series' Board of Directors approved in principle the merger of Seligman Emerging Markets Fund into Threadneedle Emerging Markets Fund, a fund that seeks to provide shareholders with long-term capital growth. More information about Threadneedle Emerging Markets Fund and the proposed merger will be included in proxy materials.

Completion of the merger is subject to approval by shareholders of Seligman Emerging Markets Fund. It is currently anticipated that proxy materials regarding the merger will be distributed to shareholders during the first or second quarter of 2009, and that a meeting of shareholders to consider the merger will be scheduled for the second quarter of 2009.

Investment Objective

The Seligman Emerging Markets Fund's investment objective is long-term capital appreciation.

Principal Investment Strategies

The Fund uses the following principal investment strategies to seek its investment objective:

The Fund generally invests at least 80% of its net assets in equity securities of companies that conduct their principal business activities in emerging markets, are organized under the laws of or maintain their principal place of business in emerging markets, or whose securities are traded principally on exchanges in emerging markets.

The Fund will focus its investments in those emerging markets in which the investment manager believes the economies are developing strongly and markets are becoming more liquid, or other emerging markets that meet the portfolio manager's criteria for investability. The Fund seeks to benefit from policies of economic development being adopted in many emerging markets. These policies include domestic price reform, reducing internal budget deficits, privatization, encouraging foreign investments, and developing capital markets.

The Fund combines a bottom-up investment style with top-down analysis of regions, countries and sectors. This means the portfolio manager incorporates analysis of individual companies along with analysis of individual sectors, countries and regions.


  EMERGING MARKET:

  A market in a developing country or a market represented in the Morgan Stanley Capital International Emerging Markets Index. Developing countries are those classified by the World Bank as low-income or middle-income economies, regardless of their particular stage of development.


In selecting individual securities, the portfolio manager looks to identify companies that it believes display one or more of the following:

..  Operate in growing markets

.. Attractive valuations relative to cash earnings forecasts or other valuation criteria

.. Unique sustainable competitive advantages (e.g., market share, proprietary products)

..  Improving industry or country fundamentals

Following stock selection, the portfolio manager then focuses on portfolio construction that considers top-down risk control based on such factors as:

.. Relative economic growth potential of the various economies and securities markets

.. Political, financial, and social conditions influencing investment opportunities

..  Relative rates of earnings growth

..  Interest rate outlook and expected levels of inflation

..  Market prices relative to historic averages

Seligman Emerging Markets Fund


The Fund generally sells a stock if the portfolio manager believes its target price has been reached, its earnings are disappointing, its revenue growth has slowed, its underlying fundamentals have deteriorated, or there are deteriorating industry or country fundamentals. The Fund may also sell or trim a stock if the portfolio manager believes, from a risk control perspective, the stock's position size is inappropriate for the portfolio. Also, stocks may be sold when negative country, currency, or general industry factors affect a company's outlook, or to meet cash requirements.

The Fund may invest in all types of securities, many of which will be denominated in currencies other than the US dollar. The securities may be listed on a US or foreign stock exchange or traded in US or foreign over-the-counter markets. The Fund normally concentrates its investments in common stocks; however, it may invest in other types of equity securities, including securities convertible into or exchangeable for common stock, depositary receipts, and rights and warrants to purchase common stock. The Fund also may invest up to 20% of its assets in preferred stock and investment-grade or comparable quality debt securities.

The Fund may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold), and may from time to time enter into forward foreign currency exchange contracts in an attempt to manage the risk of adverse changes in currencies. The Fund may also purchase put options in an attempt to hedge against a decline in the price of securities it holds in its portfolio. A put option gives the Fund the right to sell an underlying security at a particular price during a fixed period of time. Forward foreign currency exchange contracts and put options on securities may not be available to the Fund on reasonable terms in many situations, and the Fund may frequently choose not to enter into such contracts or purchase such options even when they are available.

The Fund intends to comply with Rule 4.5 of the Commodity Futures Trading Commission (CFTC), under which a mutual fund is exempt from the definition of a "commodity pool operator." The Fund, therefore, is not subject to registration or regulation as a pool operator, meaning that the Fund may invest in futures contracts without registering with the CFTC.

The Fund may also invest up to 10% of its assets in exchange-traded funds
(ETFs). ETFs are traded, like individual stocks, on an exchange, but they represent baskets of securities that seek to track the performance of certain indices. The indices include not only broad-market indices but more specific indices as well, including those relating to particular sectors, countries and regions. The Fund may invest in ETFs for short-term cash management purposes or as part of its overall investment strategy.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal strategies in seeking to minimize extreme volatility caused by adverse market, economic, political, or other conditions. This could prevent the Fund from achieving its objective.

The Fund's investment objective may be changed only with shareholder approval. The principal investment strategies may be changed without shareholder approval. Any changes to these strategies, however, must be approved by the Fund's Board of Directors. Shareholders will be provided with at least 60 days prior written notice of any change to the "80%" investment policy described in the second paragraph under "Principal Investment Strategies."

There is no guarantee the Fund will achieve its objective.

Principal Risks

Stock prices fluctuate. Therefore, as with any fund that invests in stocks, the Fund's net asset value will fluctuate. The Fund's net asset value may fluctuate more than other equity funds or other global equity funds that do not invest heavily in emerging markets. You may experience a decline in the value of your investment and you could lose money if you sell your

Seligman Emerging Markets Fund

shares at a price lower than you paid for them. Emerging countries may have relatively unstable governments, economies based on less diversified industrial bases, and securities markets that trade a smaller number of securities. Companies in emerging markets are often smaller, less seasoned, and more recently organized than many US companies.

Foreign securities in the Fund's portfolio involve higher risk and may subject the Fund to higher price volatility. Investing in securities of foreign issuers involves risks not associated with US investments, including currency fluctuation, local withholding and other taxes, different financial reporting practices and regulatory standards, high costs of trading, changes in political conditions, expropriation, investment and repatriation restrictions and settlement and custody risks. Investing in emerging markets involves a greater degree of risk, and an investment in the Fund should be considered speculative.

Investments in smaller companies typically involve greater risks than investments in larger companies.

Small company stocks, as a whole, may experience larger price fluctuations than large company stocks or other types of investments. Some small companies may have shorter operating histories, less experienced management and limited product lines, markets and financial and managerial resources.

The Fund may be negatively affected by the broad investment environment in the international or US securities markets, which is influenced by, among other things, interest rates, inflation, politics, fiscal policy, and current events.

The Fund may not invest 25% or more of its total assets in securities of companies in any one industry. The Fund may, however, invest a substantial percentage of its assets in certain industries or economic sectors believed by the portfolio manager to offer good investment opportunities. If an industry or economic sector in which the Fund is invested falls out of favor, the Fund's performance may be negatively affected.

To the extent the Fund invests some of its assets in other higher-risk securities, such as illiquid securities, it may be subject to higher price volatility. Securities traded in the over-the-counter markets involve risks, including the risk that the counterparty will be unable or unwilling to meet its obligations. In addition, since over-the-counter markets are generally less liquid than exchanges, the Fund may not be able to sell when the portfolio manager deems it advantageous to do so.

If the Fund invests in ETFs, shareholders would bear not only the Fund's expenses (including operating expenses and management fees), but also similar expenses of the ETFs, and the Fund's returns will therefore be lower.

There are special risks associated with investing in preferred stocks and securities convertible into common stocks. Preferred stocks may be subject to, among other things, deferral of distribution payments, involuntary redemptions, subordination to bonds and other debt instruments of the issuer, a lack of liquidity relative to other securities such as common stocks, and limited voting rights. The market value of securities convertible into common stocks tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock.

The Fund may invest a portion of its net assets in debt securities, which may be subject to risks associated with changes in interest rates, the creditworthiness of the issuers, unanticipated prepayment, and the decline of the bond market in general.

Derivatives, including option transactions and futures contracts can involve a high degree of risk, including the possibility of a total loss of the amount invested or more. When derivatives are purchased in the over-the-counter markets, there are additional risks, such as counterparty and liquidity risks.

Seligman Emerging Markets Fund


The Fund may actively and frequently trade securities in its portfolio to carry out its principal strategies. A high portfolio turnover rate increases transaction costs which may increase the Fund's expenses. Frequent and active trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Portfolio Holdings

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Series' Statement of Additional Information.

Past Performance

The following performance information provides some indication of the risks of investing in the Fund by showing how the performance of Class A shares has varied from year to year, as well as how the performance of certain of the Fund's classes compares to two measures of performance.

Although the Fund's fiscal year ends on October 31, the following performance information is provided on a calendar year basis to assist you in comparing the returns of the Fund with the returns of other mutual funds. How the Fund has performed in the past (before and after taxes), however, is not necessarily an indication of how the Fund will perform in the future. Total returns will vary between each Class due to differing fees and expenses.

The Class A annual total returns presented in the bar chart on the following page do not reflect the effect of any sales charges. If sales charges were included, the returns would be lower. The Fund's average annual total returns presented in the table on the following page do reflect the effect of the applicable sales charges. Effective January 7, 2008, the maximum initial sales charge on investments in Class A shares of less than $50,000 is 5.75%. Effective June 4, 2007, there is no initial sales charge on purchases of Class C shares. Although for all periods presented in the tables the Funds' Class C share returns do not reflect an initial sales charge, the actual returns for periods prior to June 4, 2007 would have been lower if a 1.00% maximum initial sales charge then in effect was incurred. Both the bar chart and table assume that all dividends and capital gain distributions, if any, were reinvested.

Prior to November 7, 2008, the Fund was managed by J. & W. Seligman & Co. Incorporated (Seligman). In the past, Seligman contractually waived its management fee or reimbursed the Fund's expenses (with certain exceptions). Through at least February 28, 2010, RiverSource Investments, the Fund's new investment manager, has contractually agreed to waive its management fee and/or to reimburse the Fund's expenses to the extent that the Fund's "other expenses" (i.e., those expenses other than management fees, 12b-1 fees, interest on borrowings, and extraordinary expenses, including litigation expenses) exceed 0.85% per annum of the Fund's average daily net assets. Absent prior management fee waivers/expense reimbursements, returns presented in the bar chart and table would have been lower.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class B, Class C and Class R shares will vary due to differing fees and expenses. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs). The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

Seligman Emerging Markets Fund

CLASS A ANNUAL TOTAL RETURNS - CALENDAR YEARS

                                    [CHART]



        Best calendar quarter return: 33.99% - quarter ended 12/31/99.

       Worst calendar quarter return: -26.57% - quarter ended 12/31/08.

AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/08

                                                                                       CLASS C     CLASS R
                                                                                        SINCE       SINCE
                                                               ONE    FIVE     TEN    INCEPTION   INCEPTION
                                                               YEAR   YEARS   YEARS    5/27/99     4/30/03
-----------------------------------------------------------------------------------------------------------
CLASS A
-----------------------------------------------------------------------------------------------------------
Return before taxes                                          (54.39)% 6.67% 5.98%        n/a          n/a
-----------------------------------------------------------------------------------------------------------
Return after taxes on distributions                          (55.20)  4.80  5.05         n/a          n/a
-----------------------------------------------------------------------------------------------------------
Return after taxes on distributions and sale of Fund shares  (34.43)  5.75  5.25         n/a          n/a
-----------------------------------------------------------------------------------------------------------
CLASS B                                                      (54.03)  6.86  5.96/(1)/    n/a          n/a
-----------------------------------------------------------------------------------------------------------
CLASS C                                                      (52.18)  7.26   n/a        4.63%         n/a
-----------------------------------------------------------------------------------------------------------
CLASS R                                                      (51.82)  8.02   n/a         n/a        15.54%
-----------------------------------------------------------------------------------------------------------
MSCI EMERGING MARKETS (EM) INDEX                             (53.18)  8.01  9.30        7.14/(2)/   15.28
-----------------------------------------------------------------------------------------------------------
LIPPER EMERGING MARKETS FUNDS AVERAGE                        (55.41)  6.20  9.38        7.23        13.65
-----------------------------------------------------------------------------------------------------------

-------------
The Morgan Stanley Capital International Emerging Markets Index ("MSCI Emerging Markets (EM) Index") and the Lipper Emerging Markets Funds Average are unmanaged benchmarks that assume the reinvestment of all distributions, if any. The Lipper Emerging Markets Funds Average excludes the effect of fees, sales charges and taxes, and the MSCI Emerging Markets (EM) Index excludes the effect of expenses, fees, sales charges and taxes. The MSCI Emerging Markets (EM) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The Lipper Emerging Markets Funds Average comprises mutual funds that seek long-term capital appreciation by investing at least 65% of total assets in emerging market equity securities, where "emerging market" is defined by a country's gross national product (GNP) per capita or other economic measures. Investors cannot invest directly in an average or index.
Prior to March 31, 2000, Seligman (the predecessor investment manager) employed subadvisers that were responsible for providing certain portfolio management services with respect to the investments of the Fund. From March 31, 2000 until September 15, 2003, the assets of the Fund were managed exclusively by Seligman. Since September 15, 2003, Wellington Management Company, LLP has been employed as subadviser to provide portfolio management services to the Fund.
(1)The ten-year return for Class B shares reflects automatic conversions to Class A shares approximately eight years after their date of purchase.
(2)From 5/31/99.

Seligman Emerging Markets Fund
Fees and Expenses
The table below summarizes the fees and expenses that you may pay as a shareholder of the Fund. Each Class of shares has its own sales charge schedule and is subject to different ongoing 12b-1 fees. Shareholder fees are charged directly to your account. Annual fund operating expenses are deducted from Fund assets and are therefore paid indirectly by you and other shareholders of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)                              CLASS A    CLASS B CLASS C CLASS R
--------------------------------------------------------------------------------------------------------------------------
Total Maximum Sales Charge (Load)                                                       5.75%          5%      1%      1%
--------------------------------------------------------------------------------------------------------------------------
  Maximum Sales Charge (Load) on Purchases (as a % of offering price)                   5.75%/(2)/  none    none    none
--------------------------------------------------------------------------------------------------------------------------
  Maximum Deferred Sales Charge (Load) (CDSC) on Redemptions
   (as a % of original purchase price or current net asset value, whichever is less)    none/(2)/      5%      1%      1%
--------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------------------------------------------------
(as a percentage of average net assets)
--------------------------------------------------------------------------------------------------------------------------
Management Fees                                                                         1.25%       1.25%   1.25%   1.25%
--------------------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                                0.25%       1.00%   1.00%   0.50%
--------------------------------------------------------------------------------------------------------------------------
Other Expenses/(3)/                                                                     1.03%       1.04%   1.06%   0.97%
--------------------------------------------------------------------------------------------------------------------------
Total Gross Operating Expenses/(1)/                                                     2.53%       3.29%   3.31%   2.72%
--------------------------------------------------------------------------------------------------------------------------
-------------
(1) Less: Fee Waiver/Expense Reimbursement                                              0.18%       0.19%   0.21%   0.12%
--------------------------------------------------------------------------------------------------------------------------
  Net Operating Expenses (after Fee Waiver/Expense Reimbursement)                       2.35%       3.10%   3.10%   2.60%
--------------------------------------------------------------------------------------------------------------------------

(2)Certain investors who do not pay an initial sales charge (e.g., purchases of $1,000,000 or more, and purchases through certain retirement plans) may be subject to a 1% CDSC if shares are sold within 18 months of purchase.
(3)"Other expenses" includes transfer and shareholder service agent fees and expenses. The Series' Board approved RiverSource Service Corporation ("RSC") as the Fund's new transfer and shareholder service agent, and the termination of the Fund's relationship with Seligman Data Corp. ("SDC"), the current transfer and shareholder service agent for the Fund, effective on or about May 9, 2009. RSC is an affiliate of RiverSource Investments. "Other expenses" is based on estimated fees and expenses of SDC from March 2, 2009 through on or about May 8, 2009 and of RSC from on or about May 9, 2009 through February 28, 2010, and includes non-recurring charges to the Fund resulting from the termination of SDC as transfer and shareholder service agent for the Fund (the "Non-Recurring Charges"). The fees and expenses charged to the Fund by RSC are lower than the fees and expenses charged to the Fund by SDC. The examples of Fund expenses below reflect the change in expenses resulting from the termination of SDC and the hiring of RSC. Through at least February 28, 2010, RiverSource Investments has contractually agreed to waive its management fee and/or to reimburse the Fund's expenses to the extent that the Fund's "other expenses" (i.e., those expenses other than management fees, 12b-1 fees, interest on borrowings, and extraordinary expenses, including litigation expenses) exceed 0.85% per annum of the Fund's average daily net assets. This fee waiver and/or expense reimbursement is reflected above in footnote (1).

EXAMPLE

This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses are (i) the Fund's net operating expenses shown above through February 28, 2010 (which reflect the contractual expense reimbursement/fee waiver arrangement described above) and (ii) after February 28, 2010, the Fund's total gross operating expenses shown above adjusted to reflect those fees and expenses no longer applicable to the Fund (i.e., the Non-Recurring Charges and SDC's fees and expenses). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                     1 YEAR         3 YEARS         5 YEARS         10 YEARS
                    --------------------------------------------------------------------------------
                    Class A           $799          $1,272          $1,770           $3,133
                    --------------------------------------------------------------------------------
                    Class B            813           1,265           1,841            3,270+
                    --------------------------------------------------------------------------------
                    Class C            413             969           1,649            3,462
                    --------------------------------------------------------------------------------
                    Class R            363             800           1,364            2,898
                    --------------------------------------------------------------------------------

                    If you did not sell your shares at the end of each period, your costs would be:
                                     1 YEAR         3 YEARS         5 YEARS         10 YEARS
                    --------------------------------------------------------------------------------
                    Class A           $799          $1,272          $1,770           $3,133
                    --------------------------------------------------------------------------------
                    Class B            313             965           1,641            3,270+
                    --------------------------------------------------------------------------------
                    Class C            313             969           1,649            3,462
                    --------------------------------------------------------------------------------
                    Class R            263             800           1,364            2,898
                    --------------------------------------------------------------------------------

-------------
+ Class B shares will automatically convert to Class A shares approximately eight years after purchase.

MANAGEMENT FEES:
Fees paid out of Fund assets to the investment manager to compensate it for managing the Fund.

12B-1 FEES:
Fees paid out by each Class, pursuant to a plan adopted by the Fund under Rule 12b-1 of the Investment Company Act of 1940. The plan allows each Class to pay distribution and/or service fees for the sale and distribution of its shares and for providing services to shareholders.

OTHER EXPENSES:
Miscellaneous expenses of running the Fund, including such things as shareholder account services, registration, custody, auditing and legal fees.

Seligman Global Growth Fund
--------------------------------------------------------------------------------

On January 8, 2009, the Series' Board of Directors approved in principle the merger of Seligman Global Growth Fund into Threadneedle Global Equity Fund, a fund that seeks to provide shareholders with long-term capital growth. More information about Threadneedle Global Equity Fund and the proposed merger will be included in proxy materials.

Completion of the merger is subject to approval by shareholders of Seligman Global Growth Fund. It is currently anticipated that proxy materials regarding the merger will be distributed to shareholders during the first or second quarter of 2009, and that a meeting of shareholders to consider the merger will be scheduled for the second quarter of 2009.

Investment Objective

The Seligman Global Growth Fund's investment objective is long-term capital appreciation.

Principal Investment Strategies

The Fund uses the following principal investment strategies to seek its investment objective:

The Fund invests primarily in equity securities of non-US and US growth companies that have the potential to benefit from global economic or social trends. The Fund may invest in high-quality, large-and mid-capitalization companies that are considered leaders in their industries, emphasizing those industries that are growing on a global basis. Typically, the Fund will invest in several countries in different geographic regions. Additionally, the Fund may invest up to 15% in emerging market equities.

Under normal market conditions, the Fund generally will invest at least 40% of its net assets in companies that maintain their principal place of business or conduct their principal business activities outside the US, have their securities traded on non-US exchanges or have been formed under the laws of non-US countries. The portfolio manager may reduce this 40% minimum investment amount to 30% if it believes that market conditions for these types of companies or specific foreign markets are unfavorable. The Fund considers a company to conduct its principal business activities outside the US if it derives at least 50% of its revenue from business outside the US or has at least 50% of its assets outside the US.

The Fund uses an investment process that emphasizes bottom-up research with a focus on companies with improving fundamentals exemplified by identifiable catalysts and strong earnings growth.

In selecting individual securities, the portfolio manager looks to identify companies that it believes display one or more of the following:

.. Accelerating fundamentals or earnings growth with consideration paid to valuations

..  Quality management

..  Strong possibility of multiple expansion

..  Unique competitive advantages (e.g., market share, proprietary products)

..  Potential for improvement in overall operations

The Fund generally sells a stock if the portfolio manager believes its target price has been reached, its earnings are disappointing, its revenue or earnings growth has slowed, or the stock's or industry's underlying fundamentals have deteriorated. The Fund may also sell a stock if the portfolio manager believes that negative country or regional factors or shifts in global trends may negatively affect a company's outlook, or to meet cash requirements.

The Fund may invest in all types of securities, many of which will be denominated in currencies other than the US dollar. The Fund normally concentrates its investments in common stocks; however, it may invest in other types of equity securities, including securities convertible into or exchangeable

Seligman Global Growth Fund

for common stock, depositary receipts, and rights and warrants to purchase common stock. The Fund also may invest up to 25% of its assets in preferred stock and investment-grade or comparable quality debt securities.

The Fund may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold), and may from time to time enter into forward foreign currency exchange contracts in an attempt to manage the risk of adverse changes in currencies. The Fund may also purchase put options in an attempt to hedge against a decline in the price of securities it holds in its portfolio. A put option gives the Fund the right to sell an underlying security at a particular price during a fixed period of time. Forward foreign currency exchange contracts and put options on securities may not be available to the Fund on reasonable terms in many situations, and the Fund may frequently choose not to enter into such contracts or purchase such options even when they are available.

The Fund intends to comply with Rule 4.5 of the Commodity Futures Trading Commission (CFTC), under which a mutual fund is exempt from the definition of a "commodity pool operator." The Fund, therefore, is not subject to registration or regulation as a pool operator, meaning that the Fund may invest in futures contracts without registering with the CFTC.

The Fund may also invest up to 10% of its assets in exchange-traded funds
(ETFs). ETFs are traded, like individual stocks, on an exchange, but they represent baskets of securities that seek to track the performance of certain indices. The indices include not only broad-market indices but more specific indices as well, including those relating to particular sectors, countries and regions. The Fund may invest in ETFs for short-term cash management purposes or as part of its overall investment strategy.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal strategies (e.g., investing less than 30% of its assets in companies outside the US) in seeking to minimize extreme volatility caused by adverse market, economic, political, or other conditions. This could prevent the Fund from achieving its objective.

The Fund's investment objective may be changed only with shareholder approval. The principal investment strategies may be changed without shareholder approval. Any changes to these strategies, however, must be approved by the Fund's Board of Directors.

There is no guarantee the Fund will achieve its objective.

Principal Risks

Stock prices fluctuate. Therefore, as with any fund that invests in stocks, the Fund's net asset value will fluctuate. You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them.

Foreign securities in the Fund's portfolio involve higher risk and may subject the Fund to higher price volatility. Investing in securities of foreign issuers involves risks not associated with US investments, including currency fluctuations, local withholding and other taxes, different financial reporting practices and regulatory standards, high costs of trading, changes in political conditions, expropriation, investment and repatriation restrictions and settlement and custody risks.

Securities of issuers in emerging markets are subject to additional risks. Emerging countries may have relatively unstable governments, economies based on less diversified industrial bases, and securities markets that trade a smaller number of securities. Companies in emerging markets are often smaller, less seasoned, and more recently organized than many US companies.

Seligman Global Growth Fund


The Fund seeks to limit the risk of investing in foreign securities by diversifying its investments among different countries, as well as among different themes. Diversification reduces the effect events in any one country will have on the Fund's entire investment portfolio. However, a decline in the value of the Fund's investments in one country may offset potential gains from investments in another country.

If global markets do not develop or continue to develop, the Fund's performance could be negatively affected.

The Fund may be negatively affected by the broad investment environment in the international or US securities markets, which is influenced by, among other things, interest rates, inflation, politics, fiscal policy, and current events.

The Fund may not invest 25% or more of its total assets in securities of companies in any one industry. The Fund may, however, invest a substantial percentage of its assets in certain industries or economic sectors believed by the portfolio manager to offer good investment opportunities. If an industry or economic sector in which the Fund is invested falls out of favor, the Fund's performance may be negatively affected.

To the extent the Fund invests some of its assets in higher-risk securities, such as illiquid securities, it may be subject to higher price volatility.

If the Fund invests in ETFs, shareholders would bear not only the Fund's expenses (including operating expenses and management fees), but also similar expenses of the ETFs, and the Fund's returns will therefore be lower.

There are special risks associated with investing in preferred stocks and securities convertible into common stocks. Preferred stocks may be subject to, among other things, deferral of distribution payments, involuntary redemptions, subordination to bonds and other debt instruments of the issuer, a lack of liquidity relative to other securities such as common stocks, and limited voting rights. The market value of securities convertible into common stocks tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock.

The Fund may invest a portion of its net assets in debt securities, which may be subject to risks associated with changes in interest rates, the creditworthiness of the issuers, unanticipated prepayment, and the decline of the bond market in general.

Derivatives, including option transactions and futures contracts can involve a high degree of risk, including the possibility of a total loss of the amount invested or more. When derivatives are purchased in the over-the-counter markets, there are additional risks, such as counterparty and liquidity risks.

The Fund may actively and frequently trade securities in its portfolio to carry out its principal strategies. A high portfolio turnover rate increases transaction costs which may increase the Fund's expenses. Frequent and active trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Portfolio Holdings

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Series' Statement of Additional Information.

Seligman Global Growth Fund


Past Performance

The following performance information provides some indication of the risks of investing in the Fund by showing how the performance of Class A shares has varied from year to year, as well as how the performance of certain of the Fund's classes compares to four measures of performance.

Although the Fund's fiscal year ends on October 31, the following performance information is provided on a calendar year basis to assist you in comparing the returns of the Fund with the returns of other mutual funds. How the Fund has performed in the past (before and after taxes), however, is not necessarily an indication of how the Fund will perform in the future. Total returns will vary between each Class due to differing fees and expenses.

The Class A annual total returns presented in the bar chart on the following page do not reflect the effect of any sales charges. If sales charges were included, the returns would be lower. The Fund's average annual total returns presented in the table on the following page do reflect the effect of the applicable sales charges. Effective January 7, 2008, the maximum initial sales charge on investments in Class A shares of less than $50,000 is 5.75%. Effective June 4, 2007, there is no initial sales charge on purchases of Class C shares. Although for all periods presented in the tables the Funds' Class C share returns do not reflect an initial sales charge, the actual returns for periods prior to June 4, 2007 would have been lower if a 1.00% maximum initial sales charge then in effect was incurred. Both the bar chart and table assume that all dividends and capital gain distributions, if any, were reinvested.

Prior to November 7, 2008, the Fund was managed by J. & W. Seligman & Co. Incorporated (Seligman). In the past, Seligman contractually waived its management fee or reimbursed the Fund's expenses (with certain exceptions). In the past, Seligman also made payments to the Fund. Through at least February 28, 2010, RiverSource Investments, the Fund's new investment manager, has contractually agreed to waive its management fee and/or to reimburse the Fund's expenses to the extent that the Fund's "other expenses" (i.e., those expenses other than management fees, 12b-1 fees, interest on borrowings, and extraordinary expenses, including litigation expenses) exceed 0.85% per annum of the Fund's average daily net assets. Absent prior management fee waivers/expense reimbursements and payments, returns presented in the bar chart and table would have been lower.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class B, Class C and Class R shares will vary due to differing fees and expenses. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs). The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

Seligman Global Growth Fund

CLASS A ANNUAL TOTAL RETURNS - CALENDAR YEARS

                                    [CHART]



        Best calendar quarter return: 24.43% - quarter ended 12/31/99.

       Worst calendar quarter return: -27.07% - quarter ended 12/31/08.

AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/08

                                                                                            CLASS C      CLASS R
                                                                                             SINCE        SINCE
                                                               ONE     FIVE       TEN      INCEPTION    INCEPTION
                                                               YEAR    YEARS     YEARS      5/27/99      4/30/03
-----------------------------------------------------------------------------------------------------------------
CLASS A
-----------------------------------------------------------------------------------------------------------------
Return before taxes                                          (55.82)% (6.01)% (4.82)%         n/a           n/a
-----------------------------------------------------------------------------------------------------------------
Return after taxes on distributions                          (55.82)  (6.01)  (5.36)          n/a           n/a
-----------------------------------------------------------------------------------------------------------------
Return after taxes on distributions and sale of Fund shares  (36.28)  (5.01)  (3.78)          n/a           n/a
-----------------------------------------------------------------------------------------------------------------
CLASS B                                                      (55.77)  (5.96)  (4.81)/(1)/     n/a           n/a
-----------------------------------------------------------------------------------------------------------------
CLASS C                                                      (53.91)  (5.61)    n/a         (5.48)%         n/a
-----------------------------------------------------------------------------------------------------------------
CLASS R                                                      (53.70)  (5.11)    n/a           n/a         (0.70)%
-----------------------------------------------------------------------------------------------------------------
MSCI WORLD INDEX                                             (40.33)   0.00   (0.19)        (0.59)/(2)/    4.62
-----------------------------------------------------------------------------------------------------------------
MSCI WORLD GROWTH INDEX                                      (40.90)  (0.84)  (2.29)        (2.32)/(2)/    3.17
-----------------------------------------------------------------------------------------------------------------
LIPPER GLOBAL LARGE-CAP GROWTH FUNDS AVERAGE                 (44.46)  (1.73)   0.35         (0.10)         3.01
-----------------------------------------------------------------------------------------------------------------
LIPPER GLOBAL FUNDS AVERAGE                                  (41.06)  (0.49)   0.88          0.51          4.38
-----------------------------------------------------------------------------------------------------------------

-------------
The Morgan Stanley Capital International World Index ("MSCI World Index"), the Morgan Stanley Capital International World Growth Index ("MSCI World Growth Index"), and the Lipper Global Large-Cap Growth Funds Average and the Lipper Global Funds Average (the "Lipper Averages") are unmanaged benchmarks that assume reinvestment of all distributions, if any. The Lipper Averages excludes the effect of fees, sales charges and taxes, and the MSCI World Index and the MSCI World Growth Index exclude the effect of expenses, fees, sales charges and taxes. The MSCI World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. The MSCI World Growth Index is a free float-adjusted market capitalization-weighted equity index representing "growth" (high price to book value) securities in the world's developed stock markets. The Lipper Global Funds Average comprises mutual funds which invest at least 25% of their portfolio in securities traded outside the US, and that may own US securities as well. The Lipper Global Large-Cap Growth Funds Average comprises mutual funds that, by portfolio practice, invest at least 75% of their equity assets in companies both inside and outside of the US with market capitalizations (on a three-year weighted basis) above Lipper's global large-cap floor. Global large-cap growth funds typically have an above-average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to their large-cap-specific subset of the S&P/Citigroup World BMI. Lipper currently classifies the Fund as a Global Large-Cap Growth Fund. Investors cannot invest directly in an average or index.
Prior to March 31, 2000, Seligman (the predecessor investment manager) employed subadvisers that were responsible for providing certain portfolio management services with respect to the investments of the Fund. From March 31, 2000 until September 15, 2003, the assets of the Fund were managed exclusively by Seligman. Since September 15, 2003, Wellington Management Company, LLP has been employed as subadviser to provide portfolio management services to the Fund.
(1)The ten-year return for Class B shares reflects automatic conversions to Class A shares approximately eight years after their date of purchase.
(2)From 5/31/99.

Seligman Global Growth Fund
Fees and Expenses
The table below summarizes the fees and expenses that you may pay as a shareholder of the Fund. Each Class of shares has its own sales charge schedule and is subject to different ongoing 12b-1 fees. Shareholder fees are charged directly to your account. Annual fund operating expenses are deducted from Fund assets and are therefore paid indirectly by you and other shareholders of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)                              CLASS A    CLASS B CLASS C CLASS R
--------------------------------------------------------------------------------------------------------------------------
Total Maximum Sales Charge (Load)                                                       5.75%          5%      1%      1%
--------------------------------------------------------------------------------------------------------------------------
  Maximum Sales Charge (Load) on Purchases (as a % of offering price)                   5.75%/(2)/  none    none    none
--------------------------------------------------------------------------------------------------------------------------
  Maximum Deferred Sales Charge (Load) (CDSC) on Redemptions
   (as a % of original purchase price or current net asset value, whichever is less)    none/(2)/      5%      1%      1%
--------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------------------------------------------------
(as a percentage of average net assets)
--------------------------------------------------------------------------------------------------------------------------
Management Fees                                                                         1.00%       1.00%   1.00%   1.00%
--------------------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                                0.25%       1.00%   1.00%   0.50%
--------------------------------------------------------------------------------------------------------------------------
Other Expenses/(3)/                                                                     0.99%       1.00%   0.99%   0.99%
--------------------------------------------------------------------------------------------------------------------------
Total Gross Operating Expenses/(1)/                                                     2.24%       3.00%   0.99%   2.49%
--------------------------------------------------------------------------------------------------------------------------
-------------
(1) Less: Fee Waiver/Expense Reimbursement                                              0.14%       0.15%   0.14%   0.14%
--------------------------------------------------------------------------------------------------------------------------
  Net Operating Expenses (after Fee Waiver/Expense Reimbursement)                       2.10%       2.85%   2.85%   2.35%
--------------------------------------------------------------------------------------------------------------------------

(2)Certain investors who do not pay an initial sales charge (e.g., purchases of $1,000,000 or more, and purchases through certain retirement plans) may be subject to a 1% CDSC if shares are sold within 18 months of purchase.
(3)"Other expenses" includes transfer and shareholder service agent fees and expenses. The Series' Board approved RiverSource Service Corporation (RSC) as the Fund's new transfer and shareholder service agent, and the termination of the Fund's relationship with Seligman Data Corp. (SDC), the current transfer and shareholder service agent for the Fund, effective on or about May 9, 2009. RSC is an affiliate of RiverSource Investments. "Other expenses" is based on estimated fees and expenses of SDC from March 2, 2009 through on or about May 8, 2009 and of RSC from on or about May 9, 2009 through February 28, 2010, and includes non-recurring charges to the Fund resulting from the termination of SDC as transfer and shareholder service agent for the Fund (the "Non-Recurring Charges"). The fees and expenses charged to the Fund by RSC are lower than the fees and expenses charged to the Fund by SDC. The examples of Fund expenses below reflect the change in expenses resulting from the termination of SDC and the hiring of RSC. Through at least February 28, 2010, RiverSource Investments has contractually agreed to waive its management fee and/or to reimburse the Fund's expenses to the extent that the Fund's "other expenses" (i.e., those expenses other than management fees, 12b-1 fees, interest on borrowings, and extraordinary expenses, including litigation expenses) exceed 0.85% per annum of the Fund's average daily net assets. This fee waiver and/or expense reimbursement is reflected above in footnote (1).
EXAMPLE
This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses are (i) the Fund's net operating expenses shown above through February 28, 2010 (which reflect the contractual expense reimbursement/fee waiver arrangement described above) and (ii) after February 28, 2010, the Fund's total gross operating expenses shown above adjusted to reflect those fees and expenses no longer applicable to the Fund (i.e., the Non-Recurring Charges and SDC's fees and expenses). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                     1 YEAR         3 YEARS         5 YEARS         10 YEARS
                    --------------------------------------------------------------------------------
                    Class A           $776          $1,193          $1,635           $2,857
                    --------------------------------------------------------------------------------
                    Class B            788           1,183           1,704            2,996+
                    --------------------------------------------------------------------------------
                    Class C            388             881           1,500            3,167
                    --------------------------------------------------------------------------------
                    Class R            338             731           1,251            2,677
                    --------------------------------------------------------------------------------

                    If you did not sell your shares at the end of each period, your costs would be:
                                     1 YEAR         3 YEARS         5 YEARS         10 YEARS
                    --------------------------------------------------------------------------------
                    Class A           $776          $1,193          $1,635           $2,857
                    --------------------------------------------------------------------------------
                    Class B            288             883           1,504            2,996+
                    --------------------------------------------------------------------------------
                    Class C            288             881           1,500            3,167
                    --------------------------------------------------------------------------------
                    Class R            238             731           1,251            2,677
                    --------------------------------------------------------------------------------

-------------
+ Class B shares will automatically convert to Class A shares approximately eight years after purchase.

MANAGEMENT FEES:
Fees paid out of Fund assets to the investment manager to compensate it for managing the Fund.

12B-1 FEES:
Fees paid out by each Class, pursuant to a plan adopted by the Fund under Rule 12b-1 of the Investment Company Act of 1940. The plan allows each Class to pay distribution and/or service fees for the sale and distribution of its shares and for providing services to shareholders.

OTHER EXPENSES:
Miscellaneous expenses of running the Fund, including such things as shareholder account services, registration, custody, auditing and legal fees.

Seligman Global Smaller Companies Fund
--------------------------------------------------------------------------------

Investment Objective

The Seligman Global Smaller Companies Fund's investment objective is long-term capital appreciation.

  SMALLER COMPANIES:

  Companies with market capitalization, at the time of purchase by the Fund, equivalent to US $3 billion or less.


Principal Investment Strategies

The Fund uses the following principal investment strategies to seek its investment objective:

The Fund generally invests at least 80% of its assets in equity securities of smaller US and non-US companies. The Fund may invest in companies domiciled in any country, although it typically invests in developed countries. Relative to its benchmark, the Fund is generally neutrally weighted across the major geographic regions.

Under normal market conditions, the Fund generally will invest at least 40% of its net assets in companies that maintain their principal place of business or conduct their principal business activities outside the US, have their securities traded on non-US exchanges or have been formed under the laws of non-US countries. The portfolio manager may reduce this 40% minimum investment amount to 30% if it believes that market conditions for these types of companies or specific foreign markets are unfavorable. The Fund considers a company to conduct its principal business activities outside the US if it derives at least 50% of its revenue from business outside the US or has at least 50% of its assets outside the US.

The Fund uses an investment approach that is bottom-up focused, looking for both extended growth opportunities and special situations (including value stocks) within each region.

In selecting individual securities, the portfolio managers look for companies that they believe display the following characteristics:

.. Extended growth opportunities or special situations where there is a potential for improvement in overall operations

..  A well articulated and believable business model

..  Quality management

..  Sustainable competitive advantage

..  Strong financial characteristics

The Fund generally sells a stock if the portfolio managers believe its target price has been reached, its earnings are disappointing, its revenue or earnings growth has slowed, its underlying fundamentals have deteriorated, or the portfolio managers are finding better opportunities elsewhere. The Fund may also sell a stock if the portfolio managers believe that negative country or regional factors may affect a company's outlook, to manage risk in the Fund, or to meet cash requirements.

The Fund may invest in all types of securities, many of which will be denominated in currencies other than the US dollar. The Fund normally concentrates its investments in common stocks; however, it may invest in other types of equity securities, including securities convertible into or exchangeable for common stock, depositary receipts, and rights and warrants to purchase common stock. The Fund also may invest up to 20% of its assets in preferred stock and investment-grade or comparable quality debt securities.

Seligman Global Smaller Companies Fund


The Fund may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold), and may from time to time enter into forward foreign currency exchange contracts in an attempt to manage the risk of adverse changes in currencies. The Fund may also purchase put options in an attempt to hedge against a decline in the price of securities it holds in its portfolio. A put option gives the Fund the right to sell an underlying security at a particular price during a fixed period of time. Forward foreign currency exchange contracts and put options on securities may not be available to the Fund on reasonable terms in many situations and the Fund may frequently choose not to enter into such contracts or purchase such options even when they are available.

The Fund intends to comply with Rule 4.5 of the Commodity Futures Trading Commission (CFTC), under which a mutual fund is exempt from the definition of a "commodity pool operator." The Fund, therefore, is not subject to registration or regulation as a pool operator, meaning that the Fund may invest in futures contracts without registering with the CFTC.

The Fund may also invest up to 10% of its assets in exchange-traded funds
(ETFs). ETFs are traded, like individual stocks, on an exchange, but they represent baskets of securities that seek to track the performance of certain indices. The indices include not only broad-market indices but more specific indices as well, including those relating to particular sectors, countries and regions. The Fund may invest in ETFs for short-term cash management purposes or as part of its overall investment strategy.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal strategies (e.g., investing less than 30% of its assets in companies outside the US) in seeking to minimize extreme volatility caused by adverse market, economic, political, or other conditions. This could prevent the Fund from achieving its objective.

The Fund's investment objective may be changed only with shareholder approval. The principal investment strategies may be changed without shareholder approval. Any changes to these strategies, however, must be approved by the Fund's Board of Directors. Shareholders will be provided with at least 60 days prior written notice of any change to the "80%" investment policy described in the second paragraph under "Principal Investment Strategies."

The Board of Directors may change the definition of "smaller companies" if it concludes that such a change is appropriate.

There is no guarantee the Fund will achieve its objective.

Principal Risks

Stock prices fluctuate. Therefore, as with any fund that invests in stocks, the Fund's net asset value will fluctuate. You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them.

Foreign securities in the Fund's portfolio involve higher risk and may subject the Fund to higher price volatility. Investing in securities of foreign issuers involves risks not associated with US investments, including currency fluctuation, local withholding and other taxes, different financial reporting practices and regulatory standards, high costs of trading, changes in political conditions, expropriation, investment and repatriation restrictions and settlement and custody risks.

Investments in smaller companies typically involve greater risks than investments in larger companies. Small company stocks, as a whole, may experience larger price fluctuations than large company stocks or other types of investments. Some small companies may have shorter operating histories, less experienced management and lim-

Seligman Global Smaller Companies Fund

ited product lines, markets and financial and managerial resources.

The Fund may be affected by the broad investment environment in the international or US securities markets, which is influenced by, among other things, interest rates, inflation, politics, fiscal policy, and current events.

The Fund may not invest 25% or more of its total assets in securities of companies in any one industry. The Fund may, however, invest a substantial percentage of its assets in certain industries or economic sectors believed by the portfolio managers to offer good investment opportunities. If an industry or economic sector in which the Fund is invested falls out of favor, the Fund's performance may be negatively affected.

To the extent the Fund invests some of its assets in higher-risk securities, such as illiquid securities, it may be subject to higher price volatility.

If the Fund invests in ETFs, shareholders would bear not only the Fund's expenses (including operating expenses and management fees), but also similar expenses of the ETFs, and the Fund's returns will therefore be lower.

There are special risks associated with investing in preferred stocks and securities convertible into common stocks. Preferred stocks may be subject to, among other things, deferral of distribution payments, involuntary redemptions, subordination to bonds and other debt instruments of the issuer, a lack of liquidity relative to other securities such as common stocks, and limited voting rights. The market value of securities convertible into common stocks tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock.

The Fund may invest a portion of its net assets in debt securities, which may be subject to the risks associated with changes in interest rates, the creditworthiness of the issuers, unanticipated prepayment, and the decline of the bond market in general.

Derivatives, including option transactions and futures contracts can involve a high degree of risk, including the possibility of a total loss of the amount invested or more. When derivatives are purchased in the over-the-counter markets, there are additional risks, such as counterparty and liquidity risks.

The Fund may actively and frequently trade securities in its portfolio to carry out its principal strategies. A high portfolio turnover rate increases transaction costs which may increase the Fund's expenses. Frequent and active trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Portfolio Holdings

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Series' Statement of Additional Information.

Past Performance

The following performance information provides some indication of the risks of investing in the Fund by showing how the performance of Class A shares has varied from year to year, as well as how the performance of certain of the Fund's classes compares to two measures of performance.

Although the Fund's fiscal year ends on October 31, the following performance information is provided

Seligman Global Smaller Companies Fund

on a calendar year basis to assist you in comparing the returns of the Fund with the returns of other mutual funds. How the Fund has performed in the past (before and after taxes), however, is not necessarily an indication of how the Fund will perform in the future. Total returns will vary between each Class due to differing fees and expenses.

The Class A annual total returns presented in the bar chart on the following page do not reflect the effect of any sales charges. If sales charges were included, the returns would be lower. The Fund's average annual total returns presented in the table on the following page do reflect the effect of the applicable sales charges. Effective January 7, 2008, the maximum initial sales charge on investments in Class A shares of less than $50,000 is 5.75%. Effective June 4, 2007, there is no initial sales charge on purchases of Class C shares. Although for all periods presented in the tables the Funds' Class C share returns do not reflect an initial sales charge, the actual returns for periods prior to June 4, 2007 would have been lower if a 1.00% maximum initial sales charge then in effect was incurred. Both the bar chart and table assume that all dividends and capital gain distributions, if any, were reinvested. Returns presented in the bar chart and table include the effect of a payment from Seligman (the predecessor investment manager) to the Fund in 2004. Absent such payment, returns that include 2004 would have been lower.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class B, Class C and Class R shares will vary due to differing fees and expenses. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs). The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

Seligman Global Smaller Companies Fund

CLASS A ANNUAL TOTAL RETURNS - CALENDAR YEARS

                                    [CHART]



        Best calendar quarter return: 18.72% - quarter ended 12/31/99.

       Worst calendar quarter return: -26.64% - quarter ended 12/31/08.

AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/08

                                                                                           CLASS C   CLASS R
                                                                                            SINCE     SINCE
                                                               ONE     FIVE       TEN     INCEPTION INCEPTION
                                                               YEAR    YEARS     YEARS     5/27/99   4/30/03
-------------------------------------------------------------------------------------------------------------
CLASS A
-------------------------------------------------------------------------------------------------------------
Return before taxes                                          (50.62)% (3.24)% (2.73)%         n/a      n/a
-------------------------------------------------------------------------------------------------------------
Return after taxes on distributions                          (50.75)  (4.45)  (3.51)          n/a      n/a
-------------------------------------------------------------------------------------------------------------
Return after taxes on distributions and sale of Fund shares  (32.84)  (2.52)  (2.18)          n/a      n/a
-------------------------------------------------------------------------------------------------------------
CLASS B                                                      (50.63)  (3.12)  (2.75)/(1)/     n/a      n/a
-------------------------------------------------------------------------------------------------------------
CLASS C                                                      (48.47)  (2.80)    n/a         (2.42)%    n/a
-------------------------------------------------------------------------------------------------------------
CLASS R                                                      (48.31)  (2.32)    n/a           n/a     3.95%
-------------------------------------------------------------------------------------------------------------
S&P/CITIGROUP BROAD MARKET LESS THAN US $2 BILLION INDEX     (43.02)   0.51    4.83          4.46     7.26
-------------------------------------------------------------------------------------------------------------
LIPPER GLOBAL SMALL/MID-CAP FUNDS AVERAGE                    (45.11)  (0.72)   3.77          3.12     5.76
-------------------------------------------------------------------------------------------------------------

-------------
The Standard & Poor's/Citigroup Broad Market Less Than US $2 Billion Index (the "S&P/Citigroup Index") and the Lipper Global Small/Mid-Cap Funds Average (the "Lipper Average") are unmanaged benchmarks that assume reinvestment of all distributions, if any. The Lipper Average excludes the effect of fees, sales charges and taxes, and the S&P/Citigroup Index excludes the effect of expenses, fees, sales charges and taxes. The S&P/Citigroup Index represents the entire universe of institutionally investable securities with total available market capitalization of at least the local equivalent of US $100 million and not more than US $2 billion. The Lipper Average measures the performance of mutual funds that, by portfolio practice, invest at least 75% of their equity assets in companies both inside and outside of the US with market capitalizations (on a three-year weighted basis) below Lipper's global large-cap floor. Lipper re-classified the Fund as a Global Small/Mid-Cap Fund in June 2008. Investors cannot invest directly in an average or index.
Prior to January 1, 2003, Seligman (the predecessor investment manager) employed subadvisers that were responsible for providing certain portfolio management services with respect to the investments of the Fund. From January 1, 2003 until September 15, 2003, the assets of the Fund were managed exclusively by Seligman. Since September 15, 2003, Wellington Management Company, LLP has been employed as subadviser to provide portfolio management services for the Fund. In June 2004, Wellington Management Company, LLP delegated a portion of its portfolio management responsibilities in respect of the Fund to its affiliate, Wellington Management International, Ltd. As of April 2006, no employee of Wellington Management International Ltd, is providing portfolio management services to the Fund.
(1)The ten-year return for Class B shares reflects automatic conversions to Class A shares approximately eight years after their date of purchase.

Seligman Global Smaller Companies Fund

Fees and Expenses

The table below summarizes the fees and expenses that you may pay as a shareholder of the Fund. Each Class of shares has its own sales charge schedule and is subject to different ongoing 12b-1 fees. Shareholder fees are charged directly to your account. Annual fund operating expenses are deducted from Fund assets and are therefore paid indirectly by you and other shareholders of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)                              CLASS A    CLASS B CLASS C CLASS R
--------------------------------------------------------------------------------------------------------------------------
Total Maximum Sales Charge (Load)                                                       5.75%          5%      1%      1%
--------------------------------------------------------------------------------------------------------------------------
  Maximum Sales Charge (Load) on Purchases (as a % of offering price)                   5.75%/(1)/   none    none    none
--------------------------------------------------------------------------------------------------------------------------
  Maximum Deferred Sales Charge (Load) (CDSC) on Redemptions
   (as a % of original purchase price or current net asset value, whichever is less)     none/(1)/     5%      1%      1%
--------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------------------------------------------------
(as a percentage of average net assets)
--------------------------------------------------------------------------------------------------------------------------
Management Fees                                                                         0.95%       0.95%   0.95%   0.95%
--------------------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                                0.25%       1.00%   1.00%   0.50%
--------------------------------------------------------------------------------------------------------------------------
Other Expenses/(2)/                                                                     0.73%       0.74%   0.73%   0.76%
--------------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                    1.93%       2.69%   2.68%   2.21%
--------------------------------------------------------------------------------------------------------------------------

-------------
(1)Certain investors who do not pay an initial sales charge (e.g., purchases of $1,000,000 or more, and purchases through certain retirement plans) may be subject to a 1% CDSC if shares are sold within 18 months of purchase.
(2)"Other expenses" includes transfer and shareholder service agent fees and expenses. The Series' Board approved RiverSource Service Corporation (RSC) as the Fund's new transfer and shareholder service agent, and the termination of the Fund's relationship with Seligman Data Corp. (SDC), the current transfer and shareholder service agent for the Fund, effective on or about May 9, 2009. RSC is an affiliate of RiverSource Investments. "Other expenses" is based on estimated fees and expenses of SDC from March 2, 2009 through on or about May 8, 2009 and of RSC from on or about May 9, 2009 through February 28, 2010, and includes non-recurring charges to the Fund resulting from the termination of SDC as transfer and shareholder service agent for the Fund (the "Non-Recurring Charges"). The fees and expenses charged to the Fund by RSC are lower than the fees and expenses charged to the Fund by SDC. The examples of Fund expenses below reflect the change in expenses resulting from the termination of SDC and the hiring of RSC. The Fund's actual expense ratio may be higher than that shown in the table, which is based on the Fund's average net assets for the fiscal year ended October 31, 2008.

EXAMPLE

This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses are (i) the Fund's total annual operating expenses shown above (which reflects the Non-Recurring Charges, SDC's estimated fees and expenses from March 2, 2009 through on or about May 8, 2009 and RSC's estimated fees and expenses from on or about May 9, 2009 through February 28, 2010) and
(ii) after February 28, 2010, the Fund's total annual operating expenses shown above adjusted to reflect those fees and expenses no longer applicable to the Fund (i.e., the Non-Recurring Charges and SDC's fees and expenses). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                     1 YEAR         3 YEARS         5 YEARS         10 YEARS
                    --------------------------------------------------------------------------------
                    Class A           $760          $1,119          $1,501           $2,570
                    --------------------------------------------------------------------------------
                    Class B            772           1,107           1,568            2,710+
                    --------------------------------------------------------------------------------
                    Class C            371             804           1,363            2,886
                    --------------------------------------------------------------------------------
                    Class R            324             662           1,126            2,411
                    --------------------------------------------------------------------------------
                    If you did not sell your shares at the end of each period, your costs would be:
                                     1 YEAR         3 YEARS         5 YEARS         10 YEARS
                    --------------------------------------------------------------------------------
                    Class A           $760          $1,119          $1,501           $2,570
                    --------------------------------------------------------------------------------
                    Class B            272             807           1,368            2,710+
                    --------------------------------------------------------------------------------
                    Class C            271             804           1,363            2,886
                    --------------------------------------------------------------------------------
                    Class R            224             662           1,126            2,411
                    --------------------------------------------------------------------------------

-------------
+ Class B shares will automatically convert to Class A shares approximately eight years after purchase.

MANAGEMENT FEES:
Fees paid out of Fund assets to the investment manager to compensate it for managing the Fund.

12B-1 FEES:
Fees paid out by each Class, pursuant to a plan adopted by the Fund under Rule 12b-1 of the Investment Company Act of 1940. The plan allows each Class to pay distribution and/or service fees for the sale and distribution of its shares and for providing services to shareholders.

OTHER EXPENSES:
Miscellaneous expenses of running the Fund, including such things as shareholder account services, registration, custody, auditing and legal fees.

Seligman Global Technology Fund
--------------------------------------------------------------------------------

Investment Objective

The Seligman Global Technology Fund's investment objective is long-term capital appreciation.

  TECHNOLOGY:

  The use of science to create new products and services. The industry comprises information technology and communications, as well as medical, environmental and bio-technology.


Principal Investment Strategies

The Fund uses the following principal investment strategies to seek its investment objective:

The Fund generally invests at least 80% of its assets in equity securities of US and non-US companies with business operations in technology and technology-related industries. Technology-related companies are those companies that use technology extensively to improve their business processes and applications. The Fund may invest in companies domiciled in any country which the investment manager believes to be appropriate to the Fund's objective. The Fund generally invests in several countries in different geographic regions.

Under normal market conditions, the Fund generally will invest at least 40% of its net assets in companies that maintain their principal place of business or conduct their principal business activities outside the US, have their securities traded on non-US exchanges or have been formed under the laws of non-US countries. The investment manager may reduce this 40% minimum investment amount to 30% if it believes that market conditions for these types of companies or specific foreign markets are unfavorable. The Fund considers a company to conduct its principal business activities outside the US if it derives at least 50% of its revenue from business outside the US or has at least 50% of its assets outside the US.

The Fund may invest in companies of any size. Securities of large companies that are well established in the world technology market can be expected to grow with the market and will frequently be held by the Fund. However, rapidly changing technologies and expansion of technology and technology-related industries often provide a favorable environment for companies of small-to-medium size, and the Fund may invest in these companies as well.

The investment manager seeks to identify those technology companies that it believes have the greatest prospects for future growth, regardless of their countries of origin. The Fund uses an investment style that combines research into individual company attractiveness with macro analysis. This means that the investment manager uses extensive in-depth research to identify attractive technology companies around the world, while seeking to identify particularly strong technology sectors and/or factors within regions or specific countries that may affect investment opportunities. In selecting individual securities, the investment manager looks for companies that it believes display one or more of the following:

..  Above-average growth prospects

..  High profit margins

.. Attractive valuations relative to earnings forecasts or other valuation criteria (e.g., return on equity)

..  Quality management and equity ownership by executives

..  Unique competitive advantages (e.g., market share, proprietary products)

..  Potential for improvement in overall operations

The Fund generally sells a stock if the investment manager believes its target price has been reached,

Seligman Global Technology Fund

its earnings are disappointing, its revenue growth has slowed, or its underlying fundamentals have deteriorated. The Fund may also sell a stock if the investment manager believes that negative country or regional factors may affect a company's outlook, or to meet cash requirements.

The Fund may invest in all types of securities, many of which will be denominated in currencies other than the US dollar. The Fund normally concentrates its investments in common stocks; however, it may invest in other types of equity securities, including securities convertible into or exchangeable for common stock, depositary receipts, and rights and warrants to purchase common stock. The Fund also may invest up to 20% of its assets in preferred stock and investment-grade or comparable quality debt securities. The Fund may also invest in depositary receipts, which are publicly traded instruments generally issued by US or foreign banks or trust companies that represent securities of foreign issuers.

The Fund may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold), and may from time to time enter into forward foreign currency exchange contracts in an attempt to manage the risk of adverse changes in currencies. The Fund may also purchase put options in an attempt to hedge against a decline in the price of securities it holds in its portfolio. A put option gives the Fund the right to sell an underlying security at a particular price during a fixed period of time. Forward foreign currency exchange contracts and put options on securities may not be available to the Fund on reasonable terms in many situations, and the Fund may frequently choose not to enter into such contracts or purchase such options even when they are available.

The Fund intends to comply with Rule 4.5 of the Commodity Futures Trading Commission (CFTC), under which a mutual fund is exempt from the definition of a "commodity pool operator." The Fund, therefore, is not subject to registration or regulation as a pool operator, meaning that the Fund may invest in futures contracts without registering with the CFTC.

The Fund may also invest up to 10% of its assets in exchange-traded funds
(ETFs). ETFs are traded, like individual stocks, on an exchange, but they represent baskets of securities that seek to track the performance of certain indices. The indices include not only broad-market indices but more specific indices as well, including those relating to particular sectors, countries and regions. The Fund may invest in ETFs for short-term cash management purposes or as part of its overall investment strategy.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal strategies (e.g., investing less than 30% of its assets in companies outside the US) in seeking to minimize extreme volatility caused by adverse market, economic, political, or other conditions. This could prevent the Fund from achieving its objective.

The Fund's investment objective may be changed only with shareholder approval. The principal investment strategies may be changed without shareholder approval. Any changes to these strategies, however, must be approved by the Fund's Board of Directors. Shareholders will be provided with at least 60 days prior written notice of any change to the "80%" investment policy described in the second paragraph under "Principal Investment Strategies."

There is no guarantee the Fund will achieve its objective.

Principal Risks

Stock prices fluctuate. Therefore, as with any fund that invests in stocks, the Fund's net asset value will fluctuate. You may experience a decline in the value of your investment and you could lose

Seligman Global Technology Fund

money if you sell your shares at a price lower than you paid for them.

Foreign securities in the Fund's portfolio involve higher risk and may subject the Fund to higher price volatility. Investing in securities of foreign issuers involves risks not associated with US investments, including currency fluctuation, local withholding and other taxes, different financial reporting practices and regulatory standards, high costs of trading, changes in political conditions, expropriation, investment and repatriation restrictions and settlement and custody risks.

The Fund may be susceptible to factors affecting technology and technology-related industries, and the Fund's net asset value may fluctuate more than a fund that invests in a wider range of industries. Technology companies are often smaller and less experienced companies and may be subject to greater risks than larger companies, such as limited product lines, markets and financial and managerial resources. These risks may be heightened for technology companies in foreign markets.

The Fund seeks to limit risk by diversifying its investments among different sectors within the technology industry, as well as among different countries. Diversification reduces the effect the performance of any one sector or events in any one country will have on the Fund's entire investment portfolio. However, a decline in the value of one of the Fund's investments may offset potential gains from other investments.

The Fund may be negatively affected by the broad investment environment in the international or US securities markets, which is influenced by, among other things, interest rates, inflation, politics, fiscal policy, and current events. There can be no assurances that the Fund will achieve, by investing in initial public offerings or otherwise, the strong performance that the Fund had previously experienced, and past performance is no guarantee of future investment results.

To the extent the Fund invests some of its assets in higher-risk securities, such as illiquid securities, it may be subject to higher price volatility.

If the Fund invests in ETFs, shareholders would bear not only the Fund's expenses (including operating expenses and advisory fees), but also similar expenses of the ETFs, and the Fund's returns will therefore be lower.

There are special risks associated with investing in preferred stocks and securities convertible into common stocks. Preferred stocks may be subject to, among other things, deferral of distribution payments, involuntary redemptions, subordination to bonds and other debt instruments of the issuer, a lack of liquidity relative to other securities such as common stocks, and limited voting rights. The market value of securities convertible into common stocks tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock.

The Fund may invest a portion of its net assets in debt securities, which may be subject to the risks associated with changes in interest rates, the creditworthiness of the issuers, unanticipated prepayment, and the decline of the bond market in general.

Derivatives, including option transactions and futures contracts can involve a high degree of risk, including the possibility of a total loss of the amount invested or more. When derivatives are purchased in the over-the-counter markets, there are additional risks, such as counterparty and liquidity risks.

The Fund may actively and frequently trade securities in its portfolio to carry out its principal strategies. A high portfolio turnover rate increases transaction costs which may increase the Fund's expenses. Frequent and active trading may also

Seligman Global Technology Fund

cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Portfolio Holdings

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Series' Statement of Additional Information.

Past Performance

The following performance information provides some indication of the risks of investing in the Fund by showing how the performance of Class A shares has varied from year to year, as well as how the performance of certain of the Fund's classes compares to four measures of performance.

Although the Fund's fiscal year ends on October 31, the following performance information is provided on a calendar year basis to assist you in comparing the returns of the Fund with the returns of other mutual funds. How the Fund has performed in the past (before and after taxes), however, is not necessarily an indication of how the Fund will perform in the future. Total returns will vary between each Class due to differing fees and expenses.

The Class A annual total returns presented in the bar chart on the following page do not reflect the effect of any sales charges. If sales charges were included, the returns would be lower. The Fund's average annual total returns presented in the table on the following page do reflect the effect of the applicable sales charges. Effective January 7, 2008, the maximum initial sales charge on investments in Class A shares of less than $50,000 is 5.75%. Effective June 4, 2007, there is no initial sales charge on purchases of Class C shares. Although for all periods presented in the tables the Funds' Class C share returns do not reflect an initial sales charge, the actual returns for periods prior to June 4, 2007 would have been lower if a 1.00% maximum initial sales charge then in effect was incurred. Both the bar chart and table assume that all dividends and capital gain distributions, if any, were reinvested. Returns presented in the bar chart and table include the effect of a payment from Seligman (the predecessor investment manager) to the Fund in 2004. Absent such payment, returns would have been lower.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class B, Class C and Class R shares will vary due to differing fees and expenses. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs). The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

Seligman Global Technology Fund

CLASS A ANNUAL TOTAL RETURNS - CALENDAR YEARS

                                    [CHART]



        Best calendar quarter return: 55.72% - quarter ended 12/31/99.

        Worst calendar quarter return: -32.60% - quarter ended 9/30/01.

AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/08

                                                                                            CLASS C      CLASS R
                                                                                             SINCE        SINCE
                                                               ONE     FIVE       TEN      INCEPTION    INCEPTION
                                                               YEAR    YEARS     YEARS      5/27/99      4/30/03
-----------------------------------------------------------------------------------------------------------------
CLASS A
-----------------------------------------------------------------------------------------------------------------
Return before taxes                                          (43.88)% (2.86)% (0.69)%         n/a          n/a
-----------------------------------------------------------------------------------------------------------------
Return after taxes on distributions                          (43.88)  (2.86)  (1.30)          n/a          n/a
-----------------------------------------------------------------------------------------------------------------
Return after taxes on distributions and sale of Fund shares  (28.52)  (2.41)  (0.50)          n/a          n/a
-----------------------------------------------------------------------------------------------------------------
CLASS B                                                      (43.83)  (2.84)  (0.71)/(1)/     n/a          n/a
-----------------------------------------------------------------------------------------------------------------
CLASS C                                                      (41.50)  (2.44)    n/a         (1.83)%        n/a
-----------------------------------------------------------------------------------------------------------------
CLASS R                                                      (41.19)  (1.93)    n/a           n/a         3.47%
-----------------------------------------------------------------------------------------------------------------
MSCI WORLD INDEX                                             (40.33)   0.00   (0.19)        (0.59)/(2)/   4.62
-----------------------------------------------------------------------------------------------------------------
MSCI WORLD IT INDEX                                          (43.70)  (5.18)  (5.38)        (6.45)/(2)/   0.95
-----------------------------------------------------------------------------------------------------------------
LIPPER GLOBAL SCIENCE & TECHNOLOGY FUNDS AVERAGE             (43.77)  (5.42)  (3.60)        (5.33)        0.81
-----------------------------------------------------------------------------------------------------------------
LIPPER GLOBAL FUNDS AVERAGE                                  (41.06)  (0.49)   0.88          0.51         4.38
-----------------------------------------------------------------------------------------------------------------

-------------
The Morgan Stanley Capital International World Index (the "MSCI World Index") and the Morgan Stanley Capital International World Information Technology Index ("MSCI World IT Index", collectively, the "MSCI Indices"), and the Lipper Global Science & Technology Funds Average and the Lipper Global Funds Average (the "Lipper Averages") are unmanaged benchmarks that assume reinvestment of all distributions, if any. The Lipper Averages exclude the effect of fees, sales charges and taxes, and the MSCI Indices exclude the effect of expenses, fees, sales charges and taxes. The MSCI World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. The MSCI World IT Index is a free float-adjusted market capitalization index designed to measure information technology stock performance in the global developed equity market. The Lipper Global Science & Technology Funds Average measures the performance of mutual funds that invest primarily in the equity securities of domestic and foreign companies engaged in science and technology. The Lipper Global Funds Average measures the performance of mutual funds that invest at least 25% of their portfolio in securities traded outside the US and that may own US securities as well. Lipper re-classified the Fund as a Global Science & Technology Fund in May 2008. Investors cannot invest directly in an average or index.
Prior to March 31, 2000, Seligman (the predecessor investment manager) employed subadvisers that were responsible for providing certain portfolio management services with regard to the Fund's investments. From March 31, 2000 through November 6, 2008 the Fund was managed by Seligman. Thereafter, the Fund has been managed by RiverSource Investments.
(1)The ten-year return for Class B shares reflects automatic conversions to Class A shares approximately eight years after their date of purchase.
(2)From 5/31/99.

Seligman Global Technology Fund

Fees and Expenses

The table below summarizes the fees and expenses that you may pay as a shareholder of the Fund. Each Class of shares has its own sales charge schedule and is subject to different ongoing 12b-1 fees. Shareholder fees are charged directly to your account. Annual fund operating expenses are deducted from Fund assets and are therefore paid indirectly by you and other shareholders of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)                              CLASS A    CLASS B CLASS C CLASS R
--------------------------------------------------------------------------------------------------------------------------
Total Maximum Sales Charge (Load)                                                       5.75%          5%      1%      1%
--------------------------------------------------------------------------------------------------------------------------
  Maximum Sales Charge (Load) on Purchases (as a % of offering price)                   5.75%/(1)/   none    none    none
--------------------------------------------------------------------------------------------------------------------------
  Maximum Deferred Sales Charge (Load) (CDSC) on Redemptions
   (as a % of original purchase price or current net asset value, whichever is less)     none/(1)/     5%      1%      1%
--------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------------------------------------------------
(as a percentage of average net assets)
--------------------------------------------------------------------------------------------------------------------------
Management Fees                                                                         1.00%       1.00%   1.00%   1.00%
--------------------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                                0.25%       1.00%   1.00%   0.50%
--------------------------------------------------------------------------------------------------------------------------
Other Expenses/(2)/                                                                     0.52%       0.54%   0.53%   0.61%
--------------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                    1.77%       2.54%   2.53%   2.11%
--------------------------------------------------------------------------------------------------------------------------

-------------
(1)Certain investors who do not pay an initial sales charge (e.g., purchases of $1,000,000 or more, and purchases through certain retirement plans) may be subject to a 1% CDSC if shares are sold within 18 months of purchase.
(2)"Other expenses" includes transfer and shareholder service agent fees and expenses. The Series' Board approved RiverSource Service Corporation (RSC) as the Fund's new transfer and shareholder service agent, and the termination of the Fund's relationship with Seligman Data Corp. (SDC), the current transfer and shareholder service agent for the Fund, effective on or about May 9, 2009. RSC is an affiliate of RiverSource Investments. "Other expenses" is based on estimated fees and expenses of SDC from March 2, 2009 through on or about May 8, 2009 and of RSC from on or about May 9, 2009 through February 28, 2010, and includes non-recurring charges to the Fund resulting from the termination of SDC as transfer and shareholder service agent for the Fund (the "Non-Recurring Charges"). The fees and expenses charged to the Fund by RSC are lower than the fees and expenses charged to the Fund by SDC. The examples of Fund expenses below reflect the change in expenses resulting from the termination of SDC and the hiring of RSC. The Fund's actual expense ratio may be higher than that shown in the table, which is based on the Fund's average net assets for the fiscal year ended October 31, 2008.
EXAMPLE

This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses are (i) the Fund's total annual operating expenses shown above (which reflects the Non-Recurring Charges, SDC's estimated fees and expenses from March 2, 2009 through on or about May 8, 2009 and RSC's estimated fees and expenses from on or about May 9, 2009 through February 28, 2010) and
(ii) after February 28, 2010, the Fund's total annual operating expenses shown above adjusted to reflect those fees and expenses no longer applicable to the Fund (i.e., the Non-Recurring Charges and SDC's fees and expenses). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                     1 YEAR         3 YEARS         5 YEARS         10 YEARS
                    --------------------------------------------------------------------------------
                    Class A           $745          $1,072          $1,423           $2,408
                    --------------------------------------------------------------------------------
                    Class B            757           1,062           1,493            2,556+
                    --------------------------------------------------------------------------------
                    Class C            356             759           1,288            2,737
                    --------------------------------------------------------------------------------
                    Class R            314             634           1,079            2,317
                    --------------------------------------------------------------------------------
                    If you did not sell your shares at the end of each period, your costs would be:
                                     1 YEAR         3 YEARS         5 YEARS         10 YEARS
                    --------------------------------------------------------------------------------
                    Class A           $745          $1,072          $1,423           $2,408
                    --------------------------------------------------------------------------------
                    Class B            257             762           1,293            2,556+
                    --------------------------------------------------------------------------------
                    Class C            256             759           1,288            2,737
                    --------------------------------------------------------------------------------
                    Class R            214             634           1,079            2,317
                    --------------------------------------------------------------------------------

-------------
+ Class B shares will automatically convert to Class A shares approximately eight years after purchase.

MANAGEMENT FEES:
Fees paid out of Fund assets to the investment manager to compensate it for managing the Fund.

12B-1 FEES:
Fees paid out by each Class, pursuant to a plan adopted by the Fund under Rule 12b-1 of the Investment Company Act of 1940. The plan allows each Class to pay distribution and/or service fees for the sale and distribution of its shares and for providing services to shareholders.

OTHER EXPENSES:
Miscellaneous expenses of running the Fund, including such things as shareholder account services, registration, custody, auditing and legal fees.

Seligman International Growth Fund
--------------------------------------------------------------------------------

On January 8, 2009, the Series' Board of Directors approved in principle the merger of Seligman International Growth Fund into RiverSource Partners International Select Growth Fund, a fund that seeks to provide shareholders with long-term capital growth. More information about RiverSource Partners International Select Growth Fund and the proposed merger will be included in proxy materials.

Completion of the merger is subject to approval by shareholders of Seligman International Growth Fund. It is currently anticipated that proxy materials regarding the merger will be distributed to shareholders during the first or second quarter of 2009, and that a meeting of shareholders to consider the merger will be scheduled for the second quarter of 2009.

Investment Objective

The Seligman International Growth Fund's investment objective is long-term capital appreciation.

Principal Investment Strategies

The Fund uses the following principal investment strategies to seek its investment objective: The Fund invests primarily in high-quality, large- and mid-capitalization growth companies ($1 billion or more at the time of initial purchase by the Fund) that are considered leaders in their industries, emphasizing those industries that are growing on a global basis. The Fund may invest in any country; however, it typically will not invest in the United States. It generally invests in several countries in different geographic regions.

The Fund generally invests in the common stock of medium- to large-sized companies in the principal international markets. However, it may also invest in companies with a lower market capitalization or in smaller regional or emerging markets (representation in the emerging markets will generally be less than 25% of assets).

In selecting individual securities, the portfolio manager looks to identify companies that it believes display one or more of the following:

.. Attractive valuations relative to earnings and revenue forecasts or other valuation criteria (e.g., return on equity)

..  Quality management

..  Unique competitive advantages (e.g., market share, proprietary products)

..  Strong possibility of multiple expansion

..  Potential for improvement in overall operations (hidden/unappreciated value)

The Fund generally sells a stock if the portfolio manager believes its target price has been reached, there is a decelerating trend of earnings growth, deteriorating industry fundamentals, management change or failure, its revenue growth has slowed, or its underlying fundamentals have deteriorated.

The Fund may invest in all types of securities, many of which will be denominated in currencies other than the US dollar. The securities may be listed on a US or foreign stock exchange or traded in US or foreign over-the-counter markets. The Fund normally concentrates its investments in common stocks; however, it may invest in other types of equity securities, including securities convertible into or exchangeable for common stock, depositary receipts, and rights and warrants to purchase common stock. The Fund also may invest up to 25% of its assets in preferred stock and investment-grade or comparable quality debt securities.

The Fund may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold), and may from time to time enter into forward foreign currency exchange contracts in an attempt to manage the risk of adverse changes in currencies. The Fund may also purchase put options in an attempt to hedge against a decline in

Seligman International Growth Fund

the price of securities it holds in its portfolio. A put option gives the Fund the right to sell an underlying security at a particular price during a fixed period of time. Forward foreign currency exchange contracts and put options on securities may not be available to the Fund on reasonable terms in many situations, and the Fund may frequently choose not to enter into such contracts or purchase such options even when they are available.

The Fund intends to comply with Rule 4.5 of the Commodity Futures Trading Commission (CFTC), under which a mutual fund is exempt from the definition of a "commodity pool operator." The Fund, therefore, is not subject to registration or regulation as a pool operator, meaning that the Fund may invest in futures contracts without registering with the CFTC.

The Fund may also invest up to 10% of its assets in exchange-traded funds
(ETFs). ETFs are traded, like individual stocks, on an exchange, but they represent baskets of securities that seek to track the performance of certain indices. The indices include not only broad-market indices but more specific indices as well, including those relating to particular sectors, countries and regions. The Fund may invest in ETFs for short-term cash management purposes or as part of its overall investment strategy.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal strategies in seeking to minimize extreme volatility caused by adverse market, economic, political, or other conditions. This could prevent the Fund from achieving its objective.

The Fund's investment objective may be changed only with shareholder approval. The principal investment strategies may be changed without shareholder approval. Any changes to these strategies, however, must be approved by the Fund's Board of Directors.

There is no guarantee the Fund will achieve its objective.

Principal Risks

Stock prices fluctuate. Therefore, as with any fund that invests in stocks, the Fund's net asset value will fluctuate. You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them.

Foreign securities in the Fund's portfolio involve higher risk and may subject the Fund to higher price volatility. Investing in securities of foreign issuers involves risks not associated with US investments, including currency fluctuation, local withholding and other taxes, different financial reporting practices and regulatory standards, high costs of trading, changes in political conditions, expropriation, investment and repatriation restrictions and settlement and custody risks.

Securities of issuers in emerging markets are subject to additional risks. Emerging countries may have relatively unstable governments, economies based on less diversified industrial bases, and securities markets that trade a smaller number of securities. Companies in emerging markets are often smaller, less seasoned, and more recently organized than many US companies.

The Fund seeks to limit the risk of investing in foreign securities by diversifying its investments among different regions and countries. Diversification reduces the effect events in any one country will have on the Fund's entire investment portfolio. However, a decline in the value of the Fund's investments in one country may offset potential gains from investments in another country.

The Fund may be negatively affected by the broad investment environment in the international or US securities markets, which is influenced by, among other things, interest rates, inflation, politics, fiscal policy, and current events.

The Fund may not invest 25% or more of its total assets in securities of companies in any one in-

Seligman International Growth Fund

dustry. The Fund may, however, invest a substantial percentage of its assets in certain industries or economic sectors believed by the portfolio manager to offer good investment opportunities. If an industry or economic sector in which the Fund is invested falls out of favor, the Fund's performance may be negatively affected.

To the extent the Fund invests some of its assets in higher-risk securities, such as illiquid securities, it may be subject to higher price volatility. Securities traded in the over-the-counter markets involve risks, including the risk that the counterparty will be unable or unwilling to meet its obligations. In addition, since over-the-counter markets are generally less liquid than exchanges, the Fund may not be able to sell when the portfolio manager deems it advantageous to do so.

If the Fund invests in ETFs, shareholders would bear not only the Fund's expenses (including operating expenses and advisory fees), but also similar expenses of the ETFs, and the Fund's returns will therefore be lower.

There are special risks associated with investing in preferred stocks and securities convertible into common stocks. Preferred stocks may be subject to, among other things, deferral of distribution payments, involuntary redemptions, subordination to bonds and other debt instruments of the issuer, a lack of liquidity relative to other securities such as common stocks, and limited voting rights. The market value of securities convertible into common stocks tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock.

The Fund may invest a portion of its net assets in debt securities, which may be subject to the risks associated with changes in interest rates, the creditworthiness of the issuers, unanticipated prepayment, and the decline of the bond market in general.

Derivatives, including option transactions and futures contracts can involve a high degree of risk, including the possibility of a total loss of the amount invested or more. When derivatives are purchased in the over-the-counter markets, there are additional risks, such as counterparty and liquidity risks.

The Fund may actively and frequently trade securities in its portfolio to carry out its principal strategies. A high portfolio turnover rate increases transaction costs, which may increase the Fund's expenses. Frequent and active trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Portfolio Holdings

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Series' Statement of Additional Information.

Past Performance

The following performance information provides some indication of the risks of investing in the
Fund by showing how the performance of Class A shares has varied from year to year, as well as how the performance of certain of the Fund's classes compares to four measures of performance.

Although the Fund's fiscal year ends on October 31, the following performance information is provided on a calendar year basis to assist you in comparing the returns of the Fund with the returns of other

Seligman International Growth Fund

mutual funds. How the Fund has performed in the past (before and after taxes), however, is not necessarily an indication of how the Fund will perform in the future. Total returns will vary between each Class due to differing fees and expenses.

The Class A annual total returns presented in the bar chart on page 29 do not reflect the effect of any sales charges. If sales charges were included, the returns would be lower. The Fund's average annual total returns presented in the table on page 29 do reflect the effect of the applicable sales charges. Effective January 7, 2008, the maximum initial sales charge on investments in Class A shares of less than $50,000 is 5.75%. Effective June 4, 2007, there is no initial sales charge on purchases of Class C shares. Although for all periods presented in the tables the Fund's Class C share returns do not reflect an initial sales charge, the actual returns for periods prior to June 4, 2007 would have been lower if a 1.00% maximum initial sales charge then in effect was incurred. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested.

Prior to November 7, 2008, the Fund was managed by J. & W. Seligman & Co. Incorporated (Seligman). In the past, Seligman contractually waived its management fee or reimbursed the Fund's expenses (with certain exceptions). Through at least February 28, 2010, RiverSource Investments, the Fund's new investment manager, has contractually agreed to waive its management fee and/or to reimburse the Fund's expenses to the extent that the Fund's "other expenses" (i.e., those expenses other than management fees, 12b-1 fees, interest on borrowings, and extraordinary expenses, including litigation expenses) exceed 0.85% per annum of the Fund's average daily net assets. Absent prior management fee waivers/expense reimbursements, returns presented in the bar chart and table would have been lower.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class B, Class C and Class R shares will vary due to differing fees and expenses. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs). The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

Seligman International Growth Fund

CLASS A ANNUAL TOTAL RETURNS - CALENDAR YEARS

                                    [CHART]



        Best calendar quarter return: 16.96% - quarter ended 12/31/99.

        Worst calendar quarter return: -27.75% - quarter ended 9/30/08.

AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/08

                                                                                            CLASS C      CLASS R
                                                                                             SINCE        SINCE
                                                               ONE     FIVE       TEN      INCEPTION    INCEPTION
                                                               YEAR    YEARS     YEARS      5/27/99      4/30/03
-----------------------------------------------------------------------------------------------------------------
CLASS A
-----------------------------------------------------------------------------------------------------------------
Return before taxes                                          (60.34)% (5.04)% (7.56)%         n/a          n/a
-----------------------------------------------------------------------------------------------------------------
Return after taxes on distributions                          (60.34)  (5.70)  (8.03)          n/a          n/a
-----------------------------------------------------------------------------------------------------------------
Return after taxes on distributions and sale of Fund shares  (39.22)  (4.01)  (5.86)          n/a          n/a
-----------------------------------------------------------------------------------------------------------------
CLASS B                                                      (60.37)  (4.96)  (7.52)/(1)/     n/a          n/a
-----------------------------------------------------------------------------------------------------------------
CLASS C                                                      (58.63)  (4.60)    n/a         (7.92)%        n/a
-----------------------------------------------------------------------------------------------------------------
CLASS R                                                      (58.47)  (4.13)    n/a           n/a         0.75%
-----------------------------------------------------------------------------------------------------------------
MSCI EAFE INDEX                                              (43.06)   2.10    1.18          1.21/(2)/    7.77
-----------------------------------------------------------------------------------------------------------------
MSCI EAFE GROWTH INDEX                                       (42.46)   1.77   (1.01)        (0.56)/(2)/   6.68
-----------------------------------------------------------------------------------------------------------------
LIPPER INTERNATIONAL MULTI-CAP GROWTH FUNDS AVERAGE          (46.85)   1.14    1.46          0.99         6.69
-----------------------------------------------------------------------------------------------------------------
LIPPER INTERNATIONAL FUNDS AVERAGE                           (44.23)   1.27    1.74          1.40         6.62
-----------------------------------------------------------------------------------------------------------------

-------------
The Morgan Stanley Capital International EAFE (Europe, Australasia, Far East) Index ("MSCI EAFE Index") and the Morgan Stanley Capital International EAFE (Europe, Australasia, Far East) Growth Index ("MSCI EAFE Growth Index", collectively, the "MSCI EAFE Indices") and the Lipper International Multi-Cap Growth Funds Average and the Lipper International Funds Average (collectively, the "Lipper Averages") are unmanaged benchmarks that assume reinvestment of all distributions, if any. The Lipper Averages exclude the effect of fees, sales charges and taxes, and the MSCI EAFE Indices exclude the effect of expenses, fees, sales charges and taxes. The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US and Canada. The MSCI EAFE Growth Index is a free float-adjusted market capitalization-weighted index that measures stock market performance of the developed markets in Europe, Australasia, and the Far East with a greater-than-average growth orientation. The Lipper International Multi-Cap Growth Funds Average measures the performance of mutual funds that, by portfolio practice, invest in a variety of market-capitalization ranges without concentrating 75% of their equity assets in any one market-capitalization range over an extended period of time. International multi-cap growth funds typically have an above-average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P/Citigroup World ex-US BMI. The Lipper International Funds Average measures the performance of mutual funds that invest their assets in securities with primary trading markets outside of the US. Lipper currently classifies the Fund as an International Multi-Cap Growth Fund. Investors cannot invest directly in an average or index.
Prior to March 31, 2000, Seligman (the predecessor investment manager) employed subadvisers that were responsible for providing certain portfolio management services with respect to the investments of the Fund. From March 31, 2000 until September 15, 2003, the assets of the Fund were managed exclusively by Seligman. Since September 15, 2003, Wellington Management Company, LLP has been employed as subadviser to provide portfolio management services to the Fund.
(1)The ten-year return for Class B shares reflects automatic conversions to Class A shares approximately eight years after their date of purchase.
(2)From 5/31/99.

Seligman International Growth Fund

Fees and Expenses

The table below summarizes the fees and expenses that you may pay as a shareholder of the Fund. Each Class of shares has its own sales charge schedule and is subject to different ongoing 12b-1 fees. Shareholder fees are charged directly to your account. Annual fund operating expenses are deducted from Fund assets and are therefore paid indirectly by you and other shareholders of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)                              CLASS A    CLASS B CLASS C CLASS R
--------------------------------------------------------------------------------------------------------------------------
Total Maximum Sales Charge (Load)                                                       5.75%          5%      1%      1%
--------------------------------------------------------------------------------------------------------------------------
  Maximum Sales Charge (Load) on Purchases (as a % of offering price)                   5.75%/(2)/  none    none    none
--------------------------------------------------------------------------------------------------------------------------
  Maximum Deferred Sales Charge (Load) (CDSC) on Redemptions
   (as a % of original purchase price or current net asset value, whichever is less)    none/(2)/      5%      1%      1%
--------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------------------------------------------------
(as a percentage of average net assets)
--------------------------------------------------------------------------------------------------------------------------
Management Fees                                                                         0.98%       0.98%   0.98%   0.98%
--------------------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                                0.25%       1.00%   1.00%   0.50%
--------------------------------------------------------------------------------------------------------------------------
Other Expenses/(3)/                                                                     0.87%       0.88%   0.88%   0.88%
--------------------------------------------------------------------------------------------------------------------------
Total Gross Operating Expenses                                                          2.10%       2.86%   2.86%   2.36%
--------------------------------------------------------------------------------------------------------------------------
-------------
(1) Less: Fee Waiver/Expense Reimbursement                                              0.04%       0.03%   0.03%   0.03%
--------------------------------------------------------------------------------------------------------------------------
  Net Operating Expenses (after Fee Waiver/Expense Reimbursement)                       2.08%       2.83%   2.83%   2.33%
--------------------------------------------------------------------------------------------------------------------------

(2)Certain investors who do not pay an initial sales charge (e.g., purchases of $1,000,000 or more and purchases through certain retirement plans) may be subject to a 1% CDSC if shares are sold within 18 months of purchase.
(3)"Other expenses" includes transfer and shareholder service agent fees and expenses. The Series' Board approved RiverSource Service Corporation (RSC) as the Fund's new transfer and shareholder service agent, and the termination of the Fund's relationship with Seligman Data Corp. (SDC), the current transfer and shareholder service agent for the Fund, effective on or about May 9, 2009. RSC is an affiliate of RiverSource Investments. "Other expenses" is based on estimated fees and expenses of SDC from March 2, 2009 through on or about May 8, 2009 and of RSC from on or about May 9, 2009 through February 28, 2010, and includes non-recurring charges to the Fund resulting from the termination of SDC as transfer and shareholder service agent for the Fund (the "Non-Recurring Charges"). The fees and expenses charged to the Fund by RSC are lower than the fees and expenses charged to the Fund by SDC. The examples of Fund expenses below reflect the change in expenses resulting from the termination of SDC and the hiring of RSC. Through at least February 28, 2010, RiverSource Investments has contractually agreed to waive its management fee and/or to reimburse the Fund's expenses to the extent that the Fund's "other expenses" (i.e., those expenses other than management fees, 12b-1 fees, interest on borrowings, and extraordinary expenses, including litigation expenses) exceed 0.85% per annum of the Fund's average daily net assets. This fee waiver and/or expense reimbursement is reflected above in footnote (1).
EXAMPLE

This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses are (i) the Fund's net operating expenses through February 28, 2010 (which reflect the contractual management fee waiver and/or expense reimbursement described above) and (ii) after February 28, 2010, the Fund's total annual operating expenses shown above adjusted to reflect those fees and expenses no longer applicable to the Fund (i.e., the Non-Recurring Charges and SDC's fees and expenses). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                     1 YEAR         3 YEARS         5 YEARS         10 YEARS
                    --------------------------------------------------------------------------------
                    Class A           $774          $1,164          $1,578           $2,729
                    --------------------------------------------------------------------------------
                    Class B            786           1,153           1,645            2,868+
                    --------------------------------------------------------------------------------
                    Class C            386             853           1,445            3,050
                    --------------------------------------------------------------------------------
                    Class R            336             703           1,196            2,553
                    --------------------------------------------------------------------------------

                    If you did not sell your shares at the end of each period, your costs would be:
                                     1 YEAR         3 YEARS         5 YEARS         10 YEARS
                    --------------------------------------------------------------------------------
                    Class A           $774          $1,164          $1,578           $2,729
                    --------------------------------------------------------------------------------
                    Class B            286             853           1,445            2,868+
                    --------------------------------------------------------------------------------
                    Class C            286             853           1,445            3,050
                    --------------------------------------------------------------------------------
                    Class R            236             703           1,196            2,553
                    --------------------------------------------------------------------------------

-------------
+ Class B shares will automatically convert to Class A shares approximately eight years after purchase.

MANAGEMENT FEES:
Fees paid out of Fund assets to the investment manager to compensate it for managing the Fund.

12B-1 FEES:
Fees paid out by each Class, pursuant to a plan adopted by the Fund under Rule 12b-1 of the Investment Company Act of 1940. The plan allows each Class to pay distribution and/or service fees for the sale and distribution of its shares and for providing services to shareholders.

OTHER EXPENSES:
Miscellaneous expenses of running the Fund, including such things as shareholder account services, registration, custody, auditing and legal fees.

Management of the Funds

The Board of Directors provides broad supervision over the affairs of each Fund.

On November 7, 2008, RiverSource Investments, completed its Acquisition of Seligman, 100 Park Avenue, New York, New York 10017. With the Acquisition completed and shareholders having previously approved (at a special meeting held on November 3, 2008) a new investment management services agreement between the Series (on behalf of each Fund) and RiverSource Investments (the "Management Agreement"), RiverSource Investments is the new investment manager of the Funds effective November 7, 2008. Shareholders of the Funds (other than Seligman Global Technology Fund) also approved at the November meeting a subadvisory agreement between RiverSource Investments and Wellington Management Company, LLP.

RiverSource Investments, 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, is also the investment manager of the other funds in the RiverSource Group of Funds, which includes the "RiverSource" funds, "RiverSource Partners" funds, "Threadneedle" funds and the "Seligman" funds, and is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Ameriprise Financial is a financial planning and financial services company that has been offering solutions for clients' asset accumulation, income management and protection needs for more than 110 years. In addition to managing investments for the RiverSource Group of Funds, RiverSource Investments manages investments for itself and its affiliates. For institutional clients, RiverSource Investments and its affiliates provide investment management and related services, such as separate account asset management, and institutional trust and custody, as well as other investment products.

Effective November 7, 2008, the Funds will pay RiverSource Investments a fee for managing their respective assets (Seligman will no longer receive a management fee effective November 7, 2008). The fees paid to RiverSource Investments will be the same annual fee rates that were paid to Seligman prior to November 7, 2008.


  AFFILIATES OF RIVERSOURCE INVESTMENTS:
  RiverSource Fund Distributors, Inc., formerly Seligman Advisors, Inc. (the "distributor"):
  A distributor of the Seligman mutual funds and the other funds in the RiverSource Group of Funds; responsible for accepting orders for purchases and sales of Fund shares.

  RiverSource Services, Inc., formerly Seligman Services, Inc.:
  A limited purpose broker/dealer; acts as the broker/dealer of record for shareholder accounts that do not have a designated broker or financial advisor.

  Seligman Data Corp. (SDC):
  Each Fund's shareholder service agent through May 8, 2009; provides shareholder account services to the Funds at cost.

  RiverSource Service Corporation (RSC)
  Each Fund's transfer and shareholder service agent effective May 9, 2009; provides or compensates others to provide transfer agency services to the other funds in the RiverSource Group of Funds.

  Ameriprise Financial:
  Provides or compensates others to provide administrative services to the Seligman funds, as well as the other funds in the RiverSource Group of Funds.


Each Fund pays RiverSource Investments a fee for its management services equal to a percentage of that Fund's average daily net assets. Each Fund's fee rate declines as that Fund's net assets increase. The management fee rates are:

..  Seligman Emerging Markets Fund
   1.25% on first $1 billion of net assets

   1.15% on next $1 billion of net assets
   1.05% on net assets in excess of $2 billion

..  Seligman Global Growth Fund and Seligman International Growth Fund
   1.00% on first $50 million of net assets
   0.95% on next $1 billion of net assets
   0.90% on net assets in excess of $1,050,000,000

..  Seligman Global Smaller Companies Fund
  1.00% on first $100 million of net assets
  0.90% on net assets in excess of $100 million

..  Seligman Global Technology Fund
  1.00% on first $2 billion of net assets
  0.95% on next $2 billion of net assets
  0.90% on net assets in excess of $4 billion

For each of Seligman Emerging Markets Fund, Seligman Global Growth Fund and Seligman International Growth Fund, through at least February 28, 2010, RiverSource Investments has contractually agreed to waive its respective management fee and/or to separately reimburse each Fund's expenses to the extent that a Fund's "other expenses" (i.e., those expenses other than management fees, 12b-1 fees, interest on borrowings, and extraordinary expenses, including litigation expenses) exceed 0.85% per annum of that Fund's average daily net assets.

On July 29, 2008, the Series' Board met to discuss, prior to shareholder approval, the Management Agreement between the Series (on behalf of each Fund) and RiverSource Investments, and a subadvisory agreement between RiverSource Investments and Wellington Management Company, LLP ("Wellington Management") relating to services provided to the Funds other than Seligman Global Technology Fund (the "Subadvisory Agreement"). A discussion regarding the basis for the Board approving the Management Agreement and the Subadvisory Agreement was included in the proxy statement, dated August 27, 2008, and is available in the Series' annual shareholder report for the year ended October 31, 2008.

Subadviser

Wellington Management Company, LLP, a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109, is the subadviser for Seligman Emerging Markets Fund, Seligman Global Growth Fund, Seligman International Growth Fund and Seligman Global Smaller Companies Fund. Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of January 31, 2009, Wellington Management had investment management authority with respect to approximately $402 billion in assets (which does not include agency mortgage-backed security pass-through accounts managed for the Federal Reserve).

RiverSource Investments pays Wellington Management a fee for the services it provides. This fee does not increase the fee payable by any Fund.

PORTFOLIO MANAGEMENT

SELIGMAN EMERGING MARKETS FUND

Ms. Vera M. Trojan, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the Fund since 2003. Ms. Trojan joined Wellington Management as an investment professional in 1989.

SELIGMAN GLOBAL GROWTH FUND

Mr. Matthew D. Hudson, CFA, Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the Fund since
August 1, 2007 and has been involved in portfolio management and securities analysis for the Fund since 2006. Mr. Hudson joined Wellington Management as an investment professional in

2005. Prior to joining Wellington Management, Mr. Hudson was an investment professional at American Century Investment Management (2000-2005).

Mr. Andrew S. Offit, CPA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the Fund since 2003. Mr. Offit joined Wellington Management as an investment professional in 1997.

Mr. Jean-Marc Berteaux, Senior Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the Fund since 2003. Mr. Berteaux joined Wellington Management as an investment professional in 2001.

Mr. Hudson is the lead portfolio manager of the Fund. Messrs. Offit and Berteaux assist in the research and portfolio construction process. In
Mr. Hudson's absence, Messrs. Offit and Berteaux, individually, may purchase or sell securities for the Fund.

SELIGMAN INTERNATIONAL GROWTH FUND

Mr. Andrew S. Offit, CPA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the Fund since 2003. Mr. Offit joined Wellington Management as an investment professional in 1997.

Mr. Jean-Marc Berteaux, Senior Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the Fund since 2003. Mr. Berteaux joined Wellington Management as an investment professional in 2001.

Mr. Matthew D. Hudson, CFA, Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the Fund since 2006. Mr. Hudson joined Wellington Management as an investment professional in 2005. Prior to joining Wellington Management, Mr. Hudson was an investment professional at American Century Investment Management (2000-2005).

Mr. Offit is the lead portfolio manager of the Fund. Messrs. Berteaux and Hudson assist in the research and portfolio construction process. In
Mr. Offits's absence, Messrs. Berteaux and Hudson, individually, may purchase or sell securities for the Fund.

SELIGMAN GLOBAL SMALLER COMPANIES FUND

Mr. Jamie A. Rome, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the North American portion of the Fund since 2003. Mr. Rome joined Wellington Management as an investment professional in 1994.

Mr. Simon H. Thomas, Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the non-North American portion of the Fund since 2006. Mr. Thomas joined Wellington Management as an investment professional in 2002.

Messrs. Rome and Thomas coordinate the allocations among the North American and non-North American portions of the Fund, which are intended to be regionally neutral relative to the Fund's benchmark. However, the allocations may vary from the benchmark from time to time based upon the investment process described in the Fund's "Principal Investment Strategies."

SELIGMAN GLOBAL TECHNOLOGY FUND

Seligman Global Technology Fund is managed by Seligman's Technology Group.
Mr. Richard M. Parower, who joined Seligman in April 2000 and RiverSource Investments in November 2008, is Portfolio Manager of Seligman Global Technology Fund. Mr. Parower is also Portfolio Manager of Seligman Global Technology Portfolio (a portfolio of Seligman Portfolios, Inc.). Mr. Parower provides portfolio management services for certain private and offshore funds, including those with similar investment strategies as the Fund and others using long and short strategies.

Mr. Paul H. Wick is head of Seligman's Technology Group, and Portfolio Manager of Seligman Communications and Information Fund, Inc. since January 1990.
Mr. Wick is also Portfolio Manager of Seligman Communications and Information Portfolio (a portfolio of Seligman Portfolios, Inc.). Mr. Wick provides portfolio management services for certain private and offshore funds, including those with similar investment strategies as the Fund and others using long and short strategies. Mr. Wick joined Seligman (the Fund's predecessor investment manager) in August 1987 as an Associate, Investment Research, and became Vice President, Investment Officer in August 1991; he was named Managing Director in January 1995 and was elected a member of Seligman's Board of Directors in November 1997. Mr. Wick joined RiverSource Investments in November 2008.
Mr. Wick provides assistance to Mr. Parower in managing the Fund through his research and contributions to the investment decisions with respect to companies in the semiconductor and electronics capital equipment sectors.

Ms. Reema D. Shah joined Seligman in November 2000 and RiverSource Investments in November 2008. Ms. Shah is Co-Portfolio Manager of Seligman Communications and Information Fund, Inc., and Seligman Communication and Information Portfolio. Ms. Shah provides portfolio management services for certain private and offshore funds, including those with similar investment strategies as the Fund and others using long and short strategies. Ms. Shah provides assistance to Mr. Parower in managing the Fund through her research and contributions to the investment decisions with respect to companies in the internet, consumer and enterprise software, education, and financial exchanges sectors.

Mr. Ajay Diwan joined Seligman in February 2001 and RiverSource Investments in November 2008. Mr. Diwan is Co-Portfolio Manager of Seligman Communications and Information Fund, Inc. and Seligman Communication and Information Portfolio. Mr. Diwan provides portfolio management services for certain private and offshore funds, including those with similar investment strategies as the Fund and others using long and short strategies. Mr. Diwan provides assistance to Mr. Parower in managing the Fund through his research and contributions to the investment decisions with respect to companies in the communications equipment, data storage, information technology services, and electronic payment processing industries.

Mr. Benjamin Lu joined Seligman in April 2005 and RiverSource Investments in November 2008. Previously, he was an Associate Director for UBS from July 2002 to April 2005, covering the U.S. electronic manufacturing services and electronic components sectors. Mr. Lu provides assistance to Mr. Parower in managing the Fund through his research and contributions to the investment decisions with respect to companies in the Asia technology sector as well as the U.S. electronic manufacturing services and electronic components sectors.

The Series' Statement of Additional Information provides additional information about the compensation of the individuals named above (the "Portfolio Team"), other accounts managed by each member of the Portfolio Team and each member of the Portfolio Team's ownership of securities of the Fund(s) for which they provide portfolio management.

REGULATORY MATTERS

In late 2003, J. & W. Seligman & Co. Incorporated (Seligman) conducted an extensive internal review concerning mutual fund trading practices. Seligman's review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies then managed by Seligman (the "Seligman Funds"); this arrangement was in the process of being closed down by Seligman before September 2003. Seligman identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, Seligman, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. Seligman also provided information concerning mutual fund trading practices to the Securities and Exchange Commission (the "SEC") and the Office of the Attorney General of the State of New York ("NYAG").

In September 2005, the New York staff of the SEC indicated that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and Seligman Advisors, Inc. (now known as RiverSource Fund Distributors, Inc.) relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds. There have been no further developments with the SEC on this matter.

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against Seligman, Seligman Advisors, Inc., Seligman Data Corp. and Brian
T. Zino (collectively, the "Seligman Parties"), alleging, in substance, that, in addition to the four arrangements noted above, the Seligman Parties permitted other persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies then managed by Seligman is and has been misleading. The NYAG included other related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive.

On March 13, 2009, without admitting or denying any violations of law or wrongdoing, the Seligman Parties entered into a stipulation of settlement with the NYAG and settled the claims made by the NYAG. Under the terms of the settlement, Seligman will pay $11.3 million to four Seligman Funds as follows:
$150,000 to Seligman Global Growth Fund, $550,000 to Seligman Global Smaller Companies Fund, $7.7 million to Seligman Communications and Information Fund and $2.9 million to Seligman Global Technology Fund. This settlement resolves all outstanding matters between the Seligman Parties and the NYAG.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Seligman Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Seligman Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Seligman Funds. Information regarding certain legal proceedings may be found in the Seligman Funds' shareholder reports and in the SAI. Additionally, Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

Shareholder Information

Deciding Which Class of Shares to Buy

Each Class of a Fund represents an interest in the same portfolio of investments. However, each Class has its own sales charge schedule, and its ongoing 12b-1 fees may differ from other Classes. When deciding which Class of shares to buy, you should consider, among other things:

..  The amount you plan to invest.

.. How long you intend to remain invested in that Fund, or another Seligman mutual fund.

.. If you would prefer to pay an initial sales charge and lower ongoing 12b-1 fees, or be subject to a CDSC (i.e., a contingent deferred sales charge) and pay higher ongoing 12b-1 fees, or in the case of employee benefit plans eligible to purchase Class R shares, be subject to a CDSC for a shorter period of time and pay higher ongoing 12b-1 fees.

.. Whether you may be eligible for reduced or no sales charges when you buy or sell shares.

An authorized dealer or your financial advisor will be able to help you decide which Class of shares best meets your needs.

In connection with the proposed merger of RiverSource Global Technology Fund (which is not offered herein) into Seligman Global Technology Fund, the Series anticipates renaming Seligman Global Technology Fund's current Class R shares as Class R2 shares and offering four additional classes of shares, which are as follows: Class I shares, Class R3 shares, Class R4 shares and Class R5 shares. These share classes, which are described in Appendix A, are expected to be effective before the end of third quarter 2009.

CLASS A
--------------------------------------------------------------------------------

..  Initial sales charge on Fund purchases, as set forth below:

                           SALES CHARGE AS A % OF SALES CHARGE AS A % OF REGULAR DEALER DISCOUNT
AMOUNT OF YOUR INVESTMENT   OFFERING PRICE/(1)/    NET AMOUNT INVESTED   AS A % OF OFFERING PRICE
-------------------------------------------------------------------------------------------------
Less than $ 50,000                  5.75%                  6.10%                   5.00%
-------------------------------------------------------------------------------------------------
$50,000 - $ 99,999                  4.50                   4.71                    4.00
-------------------------------------------------------------------------------------------------
$100,000 - $ 249,999                3.50                   3.63                    3.00
-------------------------------------------------------------------------------------------------
$250,000 - $ 499,999                2.50                   2.56                    2.25
-------------------------------------------------------------------------------------------------
$500,000 - $ 999,999                2.00                   2.04                    1.75
-------------------------------------------------------------------------------------------------
$1,000,000 and over/(2)/            0.00                   0.00                    0.00
-------------------------------------------------------------------------------------------------

-------------
(1)"Offering Price" is the amount that you actually pay for each Fund's shares; it includes the initial sales charge.
(2)You will not pay an initial sales charge on purchases of $1 million or more, but you will be subject to a 1% CDSC if you sell your shares within 18 months.

..  Annual 12b-1 fee (for shareholder services) of up to 0.25%.

.. No initial sales charge on reinvested dividends or capital gain distributions.

Please consult your financial advisor for assistance in selecting the appropriate class of shares.

INFORMATION REGARDING BREAKPOINT DISCOUNTS FOR CLASS A SHARES

Purchases of Class A shares by a "single person" may be eligible for the reduced initial sales charges ("Breakpoint Discounts") that are described above. For the purpose of the Breakpoint Discount thresholds described above, "single persons" includes individuals and immediate family members (i.e., husband, wife, and minor child), as well as designated fiduciaries, certain employee benefit plans and certain tax-exempt organizations. For more information about what constitutes a "single person", please consult the Series' Statement of Additional Information. "Single persons" may be eligible for Breakpoint Discounts under the following circumstances:

Discounts and Rights of Accumulation. Breakpoint Discounts contemplated above are also available under a Seligman mutual funds program referred to as "Rights of Accumulation." Under this program, reduced sales charges will apply if the sum of (i) the current amount being invested by a "single person" in Class A shares of a Fund and in Class A shares of other Seligman mutual funds (excluding Seligman Cash Management Fund), (ii) the current net asset value of the Class A shares and Class B shares of other Seligman mutual funds already owned by the "single person" other than Seligman Cash Management Fund (except as provided in (iii)) and (iii) the current net asset value of Class A shares of Seligman Cash Management Fund which were acquired by a "single person" through an exchange of Class A shares of another Seligman mutual fund, exceeds the Breakpoint Discount thresholds described for Class A shares above.

The value of the shares contemplated by items (ii) and (iii) above (collectively, the "Prior Owned Shares") will be taken into account only if SDC or the financial intermediary (if you are purchasing through a financial intermediary) is notified that there are holdings eligible for aggregation to meet the applicable Breakpoint Discount thresholds. If you are purchasing shares through a financial intermediary, you should consult with your intermediary to determine what information you will need to provide them in order to receive the Breakpoint Discounts to which you may be entitled. This information may include account records regarding shares eligible for aggregation that are held at any financial intermediary, as well as a social security or tax identification number. You may need to provide this information each time you purchase shares. In addition, certain financial intermediaries may prohibit you from aggregating investments in the Seligman mutual funds if those investments are held in your accounts with a different intermediary or with SDC.

Discounts and rights of accumulation apply with respect to your investments in the Seligman mutual funds only. Any investment that you may have in shares of a RiverSource fund, RiverSource Partners fund or Threadneedle fund will not be aggregated with your investments in the Seligman mutual funds for the purpose of determining eligibility for any Breakpoint Discount or reduced sales charge (this same policy also applies in connection with a letter of intent, as described below).

If you are dealing directly with SDC, you should provide SDC with account information for any shares eligible for aggregation. This information includes account records and a social security or tax identification number. You may need to provide this information each time you purchase shares.

Letter of Intent. A letter of intent allows you to purchase Class A shares over a 13-month period with the benefit of the Breakpoint Discounts discussed above, based on the total amount of Class A shares of a Fund that the letter states that you intend to purchase plus the current net asset value of the Prior Owned Shares. Reduced sales charges may be applied to purchases made within a 13-month period starting from the date of receipt from you of a letter of intent. In connection with such arrangement, a portion of the shares you initially purchase will be held in escrow to provide for any sales charges that might result if you fail to purchase the amount of shares contemplated by the letter of intent assuming your purchases would not otherwise be eligible for Breakpoint Discounts. These shares will be released upon completion of the purchases contemplated by the letter of intent.

Eligible Employee Benefit Plans. Eligible employee benefit plans which have at least $2 million in plan assets at the time of investment in the Fund may purchase Class A shares at net asset value, but, in the event of plan termination, will be subject to a CDSC of 1% on shares purchased within 18 months prior to plan termination.

Ascensus (formerly, BISYS) Plans. Plans that (i) own Class B shares of any Seligman mutual fund and (ii) participate in Seligman Growth 401(k) through Ascensus' third-party administration platform may, with new contributions, purchase Class A shares at net asset value. Class A shares purchased at net asset value are subject to a CDSC of 1% on shares purchased within 18 months prior to plan termination.

CDSCs. Purchases of Class A shares of $1 million or more under any of the programs discussed above are subject to a CDSC of 1% on redemptions made within 18 months of purchase, subject to certain limited exceptions set forth in the Series' Statement of Additional Information.

Additional Information. For more information regarding Breakpoint Discounts, please consult the Series' Statement of Additional Information. This information can also be found at www.seligman.com via a hyperlink that is designed to facilitate access to the information.

INFORMATION REGARDING SALES OF CLASS A SHARES AT NET ASSET VALUE

Class A shares of a Fund may be issued without a sales charge to present and former directors, trustees, officers, employees (and their respective family members) of such Fund, the other Seligman funds, RiverSource Investments, SDC and RiverSource Investments' affiliates.

Class A shares may also be issued without an initial sales charge to the following entities as further described in the Series' Statement of Additional
Information: certain registered unit investment trusts; separate accounts established and maintained by certain insurance companies; registered representatives and employees (and their spouses and minor children) of any dealer or bank that has a sales agreement with the Funds' distributor; financial institution trust departments; certain registered investment advisers; accounts of certain financial institutions, authorized dealers or investment advisors that charge account management fees; pursuant to certain sponsored arrangements with organizations that make recommendations or permit solicitations of its employees, members or participants; other Seligman funds in connection with a deferred fee arrangement for outside Directors, or pursuant to a "fund of funds" arrangement; certain "eligible employee benefit plans"; those partners and employees of outside counsel to the Series or its directors or trustees who regularly provide advice and services to the Series, to other funds managed by RiverSource Investments, or to their directors or trustees; in connection with sales pursuant to retirement plan alliance programs that have a written agreement with the Funds' distributor; and to participants in certain retirement and deferred compensation plans and trusts for which certain entities act as broker-dealer, trustee, or recordkeeper.

For more information about those who can purchase shares of the Funds without a sales charge, and other relevant information, please consult the Series' Statement of Additional Information. In addition, this information can be found at www.seligman.com via a hyperlink that is designed to facilitate access to the information.

If you are eligible to purchase Class A shares without a sales charge, you should inform your financial intermediary or SDC of such eligibility and be prepared to provide proof thereof.

CLASS B
--------------------------------------------------------------------------------

..  No initial sales charge on purchases.

..  A declining CDSC on shares sold within 6 years of purchase:

YEARS SINCE PURCHASE                   CDSC
--------------------------------------------
Less than 1 year                        5%  Your purchase of Class B shares must be for less
--------------------------------------------than $250,000, because if you are investing
1 year or more but less than 2 years    4   $250,000 or more, you will pay less in fees and
--------------------------------------------charges if you buy another Class of shares.
2 years or more but less than 3 years   3   Please consult your financial advisor for
--------------------------------------------assistance in selecting the appropriate class of
3 years or more but less than 4 years   3   shares.
--------------------------------------------
4 years or more but less than 5 years   2
--------------------------------------------
5 years or more but less than 6 years   1
--------------------------------------------
6 years or more                         0
--------------------------------------------

..  Annual 12b-1 fee (for distribution and shareholder services) of 1.00%.

.. Automatic conversion to Class A shares approximately eight years after purchase, resulting in lower ongoing 12b-1 fees. If you intend to hold your Class B shares for less than six years, you should consider purchasing Class C shares due to the shorter CDSC applicable to Class C. Additionally, if you are eligible to purchase Class R shares, you should consider purchasing that class, which has lower ongoing fees and a shorter CDSC.

.. No CDSC when you sell shares purchased with reinvested dividends or capital gain distributions.

CLASS C
--------------------------------------------------------------------------------

 .  No initial sales charge on          Your purchase of Class C shares must
    purchases.                          be for less than $1,000,000 because
                                        if you invest $1,000,000 or more you
 .  A 1% CDSC on shares sold within     will pay less in fees and charges if
    one year of purchase.               you buy Class A shares. Please
                                        consult your financial advisor for
 . Annual 12b-1 fee (for distribution assistance in selecting the and shareholder services) of 1.00%. appropriate class of shares.

.. No automatic conversion to Class A shares, so you will be subject to higher ongoing 12b-1 fees indefinitely.

.. No CDSC when you sell shares purchased with reinvested dividends or capital gain distributions.

CLASS R*
--------------------------------------------------------------------------------

..  No initial sales charge on purchases.

..  Annual 12b-1 fee (for distribution and shareholder services) of 0.50%.

.. A 1% CDSC on shares sold within one year of the plan's initial purchase of Class R shares of a Fund.

.. No automatic conversion to Class A shares, so you will be subject to higher ongoing 12b-1 fees indefinitely.

.. No CDSC when you sell shares purchased with reinvested dividends or capital gain distributions.

Please consult your financial advisor for assistance in selecting the appropriate class of shares.
-------------
 *Class R shares are not available to all investors. You may purchase Class R shares only if you are a qualified or non-qualified employee benefit plan or arrangement (other than a Section 403(b) plan sponsored by public educational institutions) that provides for the purchase of Fund shares and has (1) less than $20 million in assets (determined at the time of initial investment in the Seligman Group of mutual funds); and (2) at least (a) $500,000 invested in the Seligman Group of mutual funds or (b) 50 eligible employees to whom such plan is made available. The distributor may waive the requirements described in (2) above in connection with sales pursuant to a retirement plan alliance program which has a written agreement with the distributor.

The Series has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940 that allows each Class of the Funds to pay 12b-1 fees for the sale and distribution of its shares and/or for providing services to shareholders.

Because each Fund's 12b-1 fees are paid out of each Class's assets on an ongoing basis, over time these fees will increase your investment expenses and may cost you more than other types of charges.

The Board of Directors of the Series believes that no conflict of interest currently exists between each Fund's Classes of shares. On an ongoing basis, the Directors, in the exercise of their fiduciary duties under the Investment Company Act of 1940 and Maryland law, will seek to ensure that no such conflict arises.

HOW CDSCS ARE CALCULATED

To minimize the amount of the CDSC you may pay when you sell your shares, each Fund assumes that shares acquired through reinvested dividends and capital gain distributions (which are not subject to a CDSC) are sold first. Shares that have been in your account long enough so they are not subject to a CDSC are sold next. After these shares are exhausted, shares will be sold in the order they were purchased (earliest to latest). The amount of any CDSC that you pay will be based on the shares' original purchase price or current net asset value, whichever is less.

You will not pay a CDSC when you exchange shares of any Fund to buy the same class of shares of any other Seligman mutual fund or when you exchange shares of another Seligman mutual fund to buy the same class of shares of a Fund. For the purpose of calculating the CDSC, when you exchange shares of a Fund for the same class of another Seligman mutual fund, it will be assumed that you held the shares of the other Seligman mutual fund since the date you originally purchased the shares of that Fund. Similarly, when you exchange shares of another Seligman mutual fund for shares of a Fund, it will be assumed that you held the shares of a Fund since the date you originally purchased shares of the other Seligman mutual fund.

The CDSC on Class A, Class B, Class C and Class R shares may be waived or reduced in the following instances: on redemptions following death or disability; in connection with certain distributions from certain retirement plans, 403(b) plans, 401(k) plans and IRAs; in connection with shares sold to current and retired Directors of the Series; in connection with shares sold to a governmental entity which is prohibited by applicable laws from paying sales charges and related fees; in connection with systematic withdrawals; in connection with participation in certain 401(k) and retirement programs; on incidental redemptions to cover administrative expenses; on redemptions of shares initially purchased by an eligible employee benefit plan that are not in connection with a plan-level termination; and in the case of Class A shares purchased by certain institutional investors. The CDSC may also be waived on any redemption of Class A shares that are purchased by an eligible employee benefit plan that is a separate account client of RiverSource Investments at the time of initial investment (or within the prior 30 days) in a Seligman mutual fund. For more information, please consult the Series' Statement of Additional Information or www.seligman.com.

Pricing of Fund Shares

When you buy or sell shares, you do so at the Class's net asset value ("NAV") next calculated after the distributor or SDC, as the case may be, accepts your request. However, in some cases, the Funds have authorized certain financial intermediaries (and other persons designated by such financial intermediaries) to receive purchase and redemption orders on behalf of a Fund. In such instances, customer orders will be priced at the Class's NAV next calculated after the authorized financial intermediary (or other persons designated by such financial intermediary) receives the request. Any applicable sales charges will be added to the purchase price for Class A shares. However, the distributor may reject any request to purchase Fund shares under the circumstances discussed later in this prospectus under the captions "Important Policies That May Affect Your Account" and "Frequent Trading of Fund Shares." Authorized financial intermediaries or their designees are responsible for forwarding your order in a timely manner.

  NAV: Computed separately for each Class by dividing that Class's share of the net assets of a Fund (i.e., its assets less liabilities) by the total number of out-standing shares of the Class.

If your buy or sell order is received by an authorized financial intermediary or its designee after the close of regular trading on the New York Stock Exchange ("NYSE"), the order will be executed at the Class's NAV calculated as of the close of regular trading on the next NYSE trading day, subject to any applicable sales charges. When you sell shares, you receive the Class's per share NAV, less any applicable CDSC.

The NAV of each Fund's shares is determined each day, Monday through Friday, on days that the NYSE is open for trading. Because the Funds have portfolio securities that are primarily listed on foreign exchanges that may trade on weekends or other days when the Funds do not price their shares, the value of a Fund's portfolio securities may change on days when you may not be able to buy or sell Fund shares.

With respect to the Funds, generally, portfolio securities are valued at the last sale price on the securities exchange or securities market on which such securities primarily are traded. However, since trading in foreign securities markets is substantially completed each day at various times prior to the close of regular trading on the NYSE, the closing prices for such securities may not fully reflect events that occur after the local markets close but before the close of the NYSE. The Board of Directors of the Series has approved "fair value" procedures under which a third party pricing service on a regular basis recommends adjustments to the local closing prices of certain foreign equity securities. The adjustments are based on a statistical analysis of the historical relationships between the price movements of a security and independent variables such as US market movements, sector movements, movements in the American Depositary Receipt (ADR) of a security (if any) and movements in country or regional exchange-traded funds or futures contracts. The factors used vary with each security, depending on which factors have been most important historically.

In addition, if RiverSource Investments concludes that the most recently reported (or closing) price of a security held by a Fund is no longer valid or reliable, or such price is otherwise unavailable, RiverSource Investments will value the security at its fair value as determined in accordance with policies and procedures approved by the Board of Directors of the Series. These fair value procedures may be used to determine the value of a security held by a Fund in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts or extreme market volatility. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value or the price that may be realized upon the actual sale of such security.

Opening Your Account

The Funds' shares are sold through authorized dealers or financial advisors who have sales agreements with the distributor. There are several programs under which you may be eligible for reduced sales charges. Ask an authorized dealer or your financial advisor if any of these programs apply to you. Class R shares are not available to all investors. For more information, see "Deciding Which Class of Share to Buy--Class R."

  YOU MAY BUY SHARES OF ANY FUND FOR ALL TYPES OF TAX-DEFERRED RETIREMENT PLANS. CONTACT RETIREMENT PLAN SERVICES AT THE ADDRESS OR PHONE NUMBER LISTED ON THE INSIDE BACK COVER OF THIS PROSPECTUS FOR INFORMATION AND TO RECEIVE THE PROPER FORMS.

To make your initial investment in a Fund, contact an authorized dealer or your financial advisor, or complete an account application and send it with your check made payable to the applicable Fund directly to SDC at the address provided on the account application. Your check must be in US dollars and be drawn on a US bank. You may not use cash, checks made payable to cash, third party checks, traveler's checks or credit card convenience checks for investment. If you do not choose a Class, your investment will automatically be made in Class A shares.

The required minimum initial investments per Fund are:

.. Regular (non-retirement) accounts: None (but certain Fund accounts are subject to a $1,000 minimum Fund account balance; for details, see "Important Policies That May Affect Your Account")

..  For accounts opened concurrently with Invest-A-Check(R):
 . $ 100 to open if you will be making monthly investments
 . $ 250 to open if you will be making quarterly investments

If you buy shares by check and subsequently sell the shares, SDC will not send your proceeds until your check clears, which could take up to 15 calendar days from the date of your purchase.

You will be sent a statement confirming your purchase and any subsequent transactions in your account. You will also be sent quarterly and annual statements detailing your transactions in that Fund and the other Seligman funds you own under the same account number. Duplicate quarterly account statements for the current year and duplicate annual statements for the most recent prior calendar year will be sent to you free of charge. Copies of year-end statements for prior years are available for a fee of $10 per year, per account, with a maximum charge of $150 per account. Send your request and a check for the fee to SDC at:

Seligman Data Corp.
P.O. Box 9759
Providence, RI 02940-9759

Share certificates representing shares of a Fund are no longer issued. Any further purchases of shares (whether by further subscription or in connection with the exercise of exchange privileges) will be recorded in book-entry form only. However, if a share certificate has been previously issued to a shareholder, the shareholder will be required to deliver the share certificate to SDC, as shareholder servicing agent, before a request for redemption or exchange of shares evidenced by that share certificate will be processed.

If you want to be able to buy, sell, or exchange shares by telephone, you should elect telephone services on the account application when you open your account. This will prevent you from having to complete a supplemental election form (which may require a medallion signature guarantee) at a later date.

How to Buy Additional Shares

After you have made your initial investment, there are many options available to make additional purchases of Fund shares.

Shares may be purchased through an authorized dealer or your financial advisor, or you may send a check directly to SDC. Please provide either an investment slip or a note that provides your name(s), Fund name and account number. Unless you indicate otherwise, your investment will be made in the Class you already own. Send investment checks to:

Seligman Data Corp.
P.O. Box 9766
Providence, RI 02940-9766

Your check must be in US dollars and be drawn on a US bank. You may not use cash, checks made payable to cash, third party checks, traveler's checks or credit card convenience checks for investment.

You may also use the following account services to make additional investments:

Invest-A-Check(R). You may buy Fund shares electronically from a savings or checking account of an Automated Clearing House ("ACH") member bank. If your bank is not a member of ACH, the Funds will debit your checking account by preauthorized checks. For accounts opened concurrently with Invest-A-Check(R), you must buy Fund shares at regular monthly intervals in fixed amounts of $100 or more, or regular quarterly intervals in fixed amounts of $250 or more. If you use Invest-A-Check(R), you must continue to make automatic investments until a Fund's minimum account balance $1,000 is met or your account may be closed. For accounts opened with $1,000 or more, Invest-A-Check(R) investments may be made for any amount.

Automatic Dollar-Cost-Averaging. If you have at least $5,000 in Seligman Cash Management Fund, you may exchange uncertificated shares of that fund to buy shares of the same class of another Seligman mutual fund at regular monthly intervals in fixed amounts of $100 or more, or regular quarterly intervals in fixed amounts of $250 or more. If you exchange Class A shares, you may pay an initial sales charge to buy Fund shares.

Automatic CD Transfer. You may instruct your bank to invest the proceeds of a maturing bank certificate of deposit in shares of a Fund. If you wish to use this service, contact SDC, an authorized dealer or your financial advisor to obtain the necessary forms. Because your bank may charge you a penalty, it is not normally advisable to withdraw CD assets before maturity.

Dividends From Other Investments. You may have your dividends from other companies invested in a Fund. (Dividend checks must include your name, account number, Fund name, and class of shares.)

Direct Deposit. You may buy Fund shares electronically with funds from your employer, the IRS, or any other institution that provides direct deposit. Call SDC for more information.

How to Exchange Shares Among the Seligman Mutual Funds

The Seligman mutual funds are part of the RiverSource Group of Funds which, in addition to RiverSource funds, includes RiverSource Partners funds and Threadneedle funds. Each of the funds in the RiverSource Group of Funds shares the same Board of Directors/Trustees. However, the Seligman mutual funds do not share the same policies and procedures, as set forth in the Shareholder Information section of this prospectus, as the other funds in the RiverSource Group of Funds and may not be exchanged for shares of RiverSource funds, RiverSource Partners funds or Threadneedle funds.

You may sell Fund shares to buy shares of the same class of another Seligman mutual fund, or you may sell shares of another Seligman mutual fund to buy shares of any Fund. Exchanges will be made at each fund's respective NAV. You will not pay an initial sales charge when you exchange, unless you exchange Class A shares of Seligman Cash Management Fund to buy shares of the same class of a Fund or another Seligman mutual fund. If you are exchanging shares subject to a CDSC, for purposes of determining CDSC holding periods, such shares will be exchanged pro rata based on the different times of purchase.

Only your dividend and capital gain distribution options and telephone services will be automatically carried over to any new fund. If you wish to carry over any other account options (for example, Invest-A-Check(R) or Systematic Withdrawals) to the new fund, you must specifically request so at the time of your exchange.

See "The Seligman Mutual Funds" for a list of the funds available for exchange. Before making an exchange, contact an authorized dealer, your financial advisor or SDC to obtain the applicable fund prospectus(es). You should read and understand a fund's prospectus before investing. Some funds may not offer all Classes of shares.

How to Sell Shares

The easiest way to sell Fund shares is by phone. If you have telephone services, you may be able use this service to sell Fund shares. Restrictions apply to certain types of accounts. Please see "Important Policies That May Affect Your Account."

When you sell Fund shares by phone, a check for the proceeds is sent to your address of record. If you have current ACH bank information on file, you may have the proceeds of the sale of your Fund shares directly deposited into your bank account (typically within 2 business days after your shares are sold).

You may sell shares to a Fund through an authorized dealer or your financial advisor. The Fund does not charge any fees or expenses, other than any applicable CDSC, for this transaction; however, the authorized dealer or financial advisor may charge a service fee. Contact an authorized dealer or your financial advisor for more information.

You may always send a written request to sell Fund shares; however, it may take longer to get your money.

To protect you and each Fund, if your written redemption request is for $25,000 or more, SDC will seek telephone confirmation from you, an authorized dealer or your financial advisor before sending any money. If the proceeds are:
(1) $50,000 or more; (2) to be paid to someone other than the account owner;
(3) to be mailed to other than your address of record; (4) requested in connection with an address change; or (5) requested within 30 days of an address change on the account, then before sending any money, the Fund will require:

..  A signed, written redemption request;
..  Telephone confirmation; and
..  A medallion signature guarantee.

Telephone confirmations will not affect the date on which your redemption request is actually processed, but may delay the payment of proceeds.

If your Fund shares are represented by certificates, you will need to surrender the certificates to SDC before you sell your shares.

  MEDALLION SIGNATURE GUARANTEE:

  Protects you and each Seligman mutual fund from fraud. It is an assurance that the signature is genuine. A Medallion Signature Guarantee from The New York Stock Exchange, Inc. Medallion Signature Guarantee Program, The Securities Transfer Agents Medallion Program or The Stock Exchanges Medallion Program is acceptable. These guarantees are the leading signature guarantee programs recognized by most financial services associations throughout the United States and Canada, and are endorsed by the Securities Transfer Association. Non-medallion signature guarantees or notarization by a notary public are not acceptable forms of signature guarantees.

You may need to provide additional documents to sell Fund shares if you are:

..  a corporation;
..  an executor or administrator;
..  a trustee or custodian; or
..  in a retirement plan.

Contact an authorized dealer, your financial advisor or SDC's Shareholder Services Department for information on selling your shares under any of the above circumstances.

You may also use the following account service to sell Fund shares:

Systematic Withdrawal Plan. If you have at least $5,000 in a Fund, you may withdraw (sell) a fixed dollar amount (minimum of $50) of uncertificated shares at regular intervals. A check will be sent to you at your address of record or, if you have current ACH bank information on file, you may have your payments directly deposited to your predesignated bank account, typically within 2 business days after your shares are sold. If you bought $1,000,000 or more of Class A shares without an initial sales charge, your withdrawals may be subject to a 1% CDSC if they occur within 18 months of purchase. If you own Class B, Class C or Class R shares, you may annually withdraw 12%, 10% or 10%, respectively, of the value of your accounts (at the time of election) without a CDSC.

Redemption in Kind. Seligman Global Smaller Companies Fund reserves the right to satisfy redemption requests, in whole or in part, with an inkind transfer of that Fund's portfolio securities. Shareholders receiving a payment in the form of securities may incur expenses, including brokerage expenses, in converting these securities into cash. No shareholder will have the right to require any distribution of any assets of the Fund (or any other Fund in the Series) in kind.

Important Policies That May Affect Your Account

To protect you and other shareholders, each Fund reserves the right to:

.. Refuse an exchange request if the amount you wish to exchange equals or exceeds the lesser of $1,000,000 or 1% of the Fund's net assets;

..  Refuse any request to buy Fund shares;

..  Reject any request received by telephone;

..  Suspend or terminate telephone services;

..  Reject a medallion signature guarantee that SDC believes may be fraudulent;

.. Close your Fund account if its value is below $1,000, provided, however, that this policy does not apply to direct accounts held at SDC that are retirement accounts (i.e., IRAs), unclaimed property accounts and Fund shareholder accounts in the process of automatic conversion from the Fund's Class B shares to Class A shares that aggregate to more than $1,000. The Fund will notify you in writing at least 30 days before closing your Fund account and anticipates permitting shareholders owning Fund shares directly with SDC a period of one year to reach the $1,000 Fund minimum balance. If you hold your shares through a financial intermediary, you should contact that financial intermediary for their policies relating to minimum investment requirements (which could be different from the Fund's requirements);

.. Close your account if it does not have a certified taxpayer identification number (this is your social security number for individuals); and

.. Request additional information to close your account to the extent required or permitted by applicable law or regulations, including those related to the prevention of money laundering.

Telephone Services
You, an authorized dealer or your financial advisor will be able to place the following requests by telephone, unless you indicate on your account application that you do not want telephone services:

.. Sell uncertificated shares (up to $50,000 per day, payable to account owner(s) and mailed to the address of record or if you have current ACH bank information on file, you may have your redemption proceeds directly deposited to your bank account);

..  Exchange shares between Seligman mutual funds;

..  Change dividend and/or capital gain distribution options;

..  Change your address; and

..  Establish systematic withdrawals to address of record.

If you do not elect telephone services on your account application when you open your account, or opened your account through an authorized dealer or your financial advisor, telephone services must be elected on a supplemental election form (which may require a medallion signature guarantee).

Restrictions apply to certain types of accounts:

.. Trust accounts on which the current trustee is not listed may not sell Fund shares by phone;

..  Corporations may not sell Fund shares by phone;

..  IRAs may only exchange Fund shares or request address changes by phone; and

.. Group retirement plans may not sell Fund shares by phone; plans that allow participants to exchange by phone must provide a letter of authorization signed by the plan custodian or trustee and provide a supplemental election form signed by all plan participants.

Unless you have current ACH bank information on file, you will not be able to sell Fund shares by phone within 30 days following an address change.

Your telephone request must be communicated to an SDC representative. You may not request any phone transactions via the automated access line.

You may cancel telephone services at any time by sending a written request to SDC. Each account owner, by accepting or adding telephone services, authorizes each of the other owners to make requests by phone. An authorized dealer or your financial advisor may not establish telephone services without your written authorization. SDC will send written confirmation to the address of record when telephone services are added or terminated.

During times of heavy call volume, you may not be able to get through to SDC by phone to request a sale or exchange of Fund shares. In this case, you may need to send written instructions, and it may take longer for your request to be processed. A Fund's NAV may fluctuate during this time.

The Funds and SDC will not be liable for processing requests received by phone as long as it was reasonable to believe that the request was genuine. The Fund and SDC will employ reasonable procedures to confirm whether instructions received by telephone are genuine, and, if they do not, they may be liable for any losses due to unauthorized or fraudulent instructions.

Repurchases. You can change your mind after requesting a sale of shares and use all or part of the sale proceeds to purchase new shares of a Fund or any other Seligman mutual fund.

The following applies to shareholders who sold Fund shares on or after February 4, 2009 and wish to repurchase shares (the "New Repurchase Policy"):
If your original purchase was in Class A or Class B shares, you may use all or part of the sale proceeds to purchase new Class A shares in any Seligman fund account linked together for Rights of Accumulation purposes. Your repurchase will be in Class A shares at net asset value, up to the amount of the sale proceeds. Repurchases of Class B shares will also be made in Class A shares at net asset value. Any CDSC paid upon redemption of your Class B shares will not be reimbursed. If your original purchase was in Class C shares, you will be allowed to reinvest in the same Class C account and fund you originally purchased. In a Class C share repurchase, the CDSC you paid will be reinvested and the shares will be deemed to have the original cost and purchase date for purposes of applying the CDSC (if any) to subsequent redemptions. Systematic withdrawals and purchases will be excluded from this policy.

The following applies to shareholders who sold Fund shares on or before February 3, 2009 and wish to repurchase shares: You have the option of taking advantage of the New Repurchase Policy described above, or you may use all or part of the sale proceeds to purchase shares of a Fund or any other Seligman mutual fund without paying an initial sales charge or, if you paid a CDSC when you sold your shares, receiving a credit for the applicable CDSC (the "Former Repurchase Policy").

If you sold Fund shares on or after February 4, 2009 and wish to take advantage of the New Repurchase Policy, you must notify your financial advisor or SDC within 90 days of the date your sale request was processed. If you sold Fund shares on or before February 3, 2009 and wish to take advantage of either the New Repurchase Policy or the Former Repurchase Policy, you must notify your financial advisor or SDC within 120 days of the date your sale request was processed (e.g., if you sold Fund shares on February 3, 2009, you must notify your financial advisor or SDC by June 3, 2009). Contact your financial advisor or SDC for information on required documentation. The repurchase privileges may be modified or discontinued at any time and use of this option may have tax consequences.

Frequent Trading of Fund Shares

As a matter of policy, each Fund discourages frequent trading of its shares. In this regard, the Board of Directors of the Series has adopted written policies and procedures that, subject to the limitations set forth below, are designed to deter frequent trading that may be disruptive to the management of a Fund's portfolio. If any Fund, the distributor, or SDC (the Funds' shareholder servicing agent) (referred to collectively below as the "Seligman Entities") determine that you have exchanged more than twice to and from the same Fund in any three-month period, you will not be permitted to engage in further exchange activity in such Fund for 90 days. The Seligman Entities may under certain circumstances also refuse initial or additional purchases of a Fund's shares by any person for any reason, including if that person is believed to be engaging, or suspected of engaging, in trading of fund shares in excess of the guidelines noted above (excluding purchases via a direct deposit through an automatic payroll deduction program or purchases by the funds of Seligman Asset Allocation Series, Inc. in the ordinary course of implementing their asset allocation strategies). In addition, the Seligman Entities may under certain circumstances refuse to accept exchange requests for accounts of any person that has had a previous pattern (even if involving a different Seligman fund) of trading in excess of the guidelines noted above. Furthermore, if you purchase shares of a Fund through a financial intermediary, your ability to purchase or exchange shares of a Fund could be limited if your account is associated with a person (e.g., broker or financial advisor) previously identified by the Seligman Entities as engaging in trading activity in excess of the guidelines noted above. The Funds' policies do not permit exceptions to be granted, and the policies are, to the extent possible, applied uniformly to all accounts where beneficial ownership has been ascertained.

Shareholders and their financial intermediaries seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and, despite the efforts of the Seligman Entities to prevent excessive trading, there is no guarantee that the Seligman Entities will be able to identify such shareholders or curtail their trading practices. The ability of the Seligman Entities to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations and hindered by financial intermediaries purposefully or unwittingly facilitating these practices. In addition, each Fund receives purchase, exchange and redemption orders through financial intermediaries, some of whom hold shares through omnibus accounts, and the Seligman Entities will not, under most circumstances, know of or be able to reasonably detect excessive trading which may occur through these financial intermediaries. Omnibus account arrangements and their equivalents (e.g., bank trust accounts and retirement plans) are a common form of holding shares of funds by many brokers, banks and retirement plan administrators. These arrangements often permit the financial intermediary to aggregate many client transactions and ownership positions and provide each Fund with combined purchase and redemption orders. In these circumstances, the Seligman Entities may not know the identity of particular shareholders or beneficial owners or whether particular purchase or sale orders were placed by the same shareholder or beneficial owner. A substantial percentage of shares of each Fund may be held through omnibus accounts and their equivalents.

To the extent that the efforts of the Seligman Entities are unable to eliminate excessive trading practices in a Fund, these practices may interfere with the efficient management of such Fund's portfolio, hinder such Fund's ability to pursue its investment objective and may reduce the returns of long-term shareholders. Additionally, these practices may result in a Fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit to a greater extent and engaging in additional portfolio transactions. Increased portfolio transactions and use of the line of credit could correspondingly increase a Fund's operating costs and decrease a Fund's investment performance. Maintenance of a higher level of cash balances necessary to meet frequent redemptions could likewise result in lower Fund investment performance during periods of rising markets.

Investors who purchase shares of a Fund that invests in non-U.S. securities and/or small-cap securities may be more likely to seek to use frequent trading strategies to take advantage of potential arbitrage opportunities. Such activity could adversely impact these Funds.

Dividends and Capital Gain Distributions

Each Fund generally pays any dividends from its net investment income and distributes any net capital gains realized on investments annually. It is expected that each Fund's distributions will be primarily capital gains. Seligman Global Growth Fund, Seligman Global Smaller Companies Fund, Seligman Global Technology Fund and Seligman International Growth Fund have substantial capital loss carryforwards which are available for offset against future net capital gains, expiring in varying amounts through 2016. Accordingly, no capital gain distributions are expected to be paid to shareholders of these Funds until net capital gains have been realized in excess of the available capital loss carryforwards.


  DIVIDEND:
  A payment by a mutual fund, usually derived from a fund's net investment income (dividends and interest earned on portfolio securities less expenses).

  CAPITAL GAIN DISTRIBUTION:
  A payment to mutual fund shareholders which represents profits realized on the sale of securities in a fund's portfolio.

  EX-DIVIDEND DATE:
  The day on which any declared distributions (dividends or capital gains) are deducted from a fund's assets before it calculates its NAV.

You may elect to:

(1)reinvest both dividends and capital gain distributions;

(2)receive dividends in cash and reinvest capital gain distributions; or

(3)receive both dividends and capital gain distributions in cash.

Your dividends and capital gain distributions will be reinvested if you do not instruct otherwise or if you own a Fund's shares in a Seligman tax-deferred retirement plan.

If you want to change your election, you may write to SDC at P.O. Box 9759, Providence, RI 02940-9759, or, if you have telephone services, you, an authorized dealer or your financial advisor may call SDC. Your request must be received by SDC before the record date to be effective for that dividend or capital gain distribution.

Dividends or capital gain distributions that are not reinvested will be sent by check to your address of record or, if you have current ACH bank information on file, directly deposited into your predesignated bank account, typically within 2 business days from the payable date.

Dividends and capital gain distributions are reinvested to buy additional Fund shares on the payable date using the NAV of the ex-dividend date.

Dividends on Class B, Class C and Class R shares will be lower than the dividends on Class A shares as a result of their higher 12b-1 fees. Capital gain distributions will be paid in the same amount for each Class.

Taxes

The tax treatment of dividends and capital gain distributions is the same whether you take them in cash or reinvest them to buy additional Fund shares. Dividends paid by a Fund other than "qualified dividend income" are taxable to you as ordinary income. Tax-deferred retirement plans are not taxed currently on dividends or capital gain distributions or on gains resulting from the sale or exchange of Fund shares.

You may be taxed at different rates on capital gains distributed by a Fund depending on the length of time the Fund holds its assets.

When you sell Fund shares, any gain or loss you realize will generally be treated as a long-term capital gain or loss if you held your shares for more than one year, or as a short-term capital gain or loss if you held your shares for one year or less.

However, if you sell Fund shares on which a long-term capital gain distribution has been received and you held the shares for six months or less, any loss you realize will be treated as a long-term capital loss to the extent that it offsets the long-term capital gain distribution.

An exchange of a Fund's shares is a sale and may result in a gain or loss for federal income tax purposes.

Each January, you will be sent information on the tax status of any distributions made during the previous calendar year. Because each shareholder's situation is unique, you should always consult your tax advisor concerning the effect income taxes may have on your individual investment.

For further information, please see the Series' Statement of Additional Information under the section entitled "Taxation of the Series."

The Seligman Mutual Funds

Shares of the following Seligman mutual funds may be exchanged for one another, but shares of these Seligman mutual funds may not, at the current time, be exchanged for shares of the other funds in the RiverSource Group of Funds.

EQUITY
--------------------------------------------------------------------------------

SPECIALTY
--------------------------------------------------------------------------------

Seligman Communications and Information Fund
Seeks capital appreciation by investing in companies operating in the communications, information and related industries.

Seligman Emerging Markets Fund
Seeks long-term capital appreciation by investing primarily in equity securities of companies in emerging markets.

Seligman Global Technology Fund
Seeks long-term capital appreciation by investing primarily in global securities (US and non-US) of companies in the technology and technology related industries.

SMALL COMPANY
--------------------------------------------------------------------------------

Seligman Frontier Fund
Seeks growth of capital by investing primarily in small company growth stocks.

Seligman Global Smaller Companies Fund
Seeks long-term capital appreciation by investing in securities of smaller companies around the world, including the US.

Seligman Smaller-Cap Value Fund
Seeks long-term capital appreciation by investing in common stocks of smaller companies, deemed to be "value" companies by the investment manager.

MEDIUM COMPANY
--------------------------------------------------------------------------------

Seligman Capital Fund
Seeks capital appreciation by investing in the common stocks of medium-sized companies.

LARGE COMPANY
--------------------------------------------------------------------------------

Seligman Common Stock Fund
Seeks total return through a combination of capital appreciation and current income.

Seligman Global Growth Fund
Seeks capital appreciation by investing primarily in equity securities of companies that have the potential to benefit from global economic or social trends.

Seligman Growth Fund
Seeks long-term capital appreciation.

Seligman International Growth Fund
Seeks long-term capital appreciation by generally investing in securities of large- and mid-capitalization growth companies in international markets.

Seligman Large-Cap Value Fund
Seeks long-term capital appreciation by investing in common stocks of large companies, deemed to be "value" companies by the investment manager.

BALANCED
--------------------------------------------------------------------------------

Seligman Income and Growth Fund
Seeks total return through a combination of capital appreciation and income consistent with what is believed to be a prudent allocation between equity and fixed-income securities.

REAL ESTATE SECURITIES
--------------------------------------------------------------------------------

Seligman LaSalle Global Real Estate Fund
Seeks total return through a combination of current income and long-term capital appreciation by investing in equity and equity-related securities issued by global real estate companies, such as US real estate investment trusts (REITs) and similar entities outside the US.

Seligman LaSalle Monthly Dividend Real Estate Fund
Seeks to produce a high level of current income with capital appreciation as a secondary objective by investing in equity and equity-related securities issued by real estate companies, such as real estate investment trusts (REITs).

FIXED-INCOME
--------------------------------------------------------------------------------

INCOME
--------------------------------------------------------------------------------

Seligman High-Yield Fund
Seeks a high level of current income and may also consider the potential for capital appreciation consistent with prudent investment management. The Fund invests primarily in non-investment grade, high-yield securities.

Seligman Core Fixed Income Fund
Seeks to produce a high level of current income consistent with prudent exposure to risk. Capital appreciation is a secondary objective. The Fund invests a significant portion of its assets in investment grade fixed-income securities.

Seligman U.S. Government Securities Fund
Seeks a high level of current income consistent with prudent investment risk primarily by investing in a diversified portfolio of securities issued or guaranteed by the US government, its agencies or instrumentalities, or government sponsored enterprises.

MUNICIPAL
--------------------------------------------------------------------------------

Seligman Municipal Funds:

National Fund
Seeks maximum income, exempt from regular federal income taxes.

State-specific funds:*
Seek to maximize income exempt from regular federal income taxes and from regular income taxes in the designated state.

California                 Louisiana                  New Jersey
.. High-Yield               Maryland                   New York
.. Quality                  Massachusetts              North Carolina
Colorado                   Michigan                   Ohio
Florida                    Minnesota                  Oregon
Georgia                    Missouri                   Pennsylvania
                                                      South Carolina

*A small portion of income may be subject to state and local taxes.

MONEY MARKET
--------------------------------------------------------------------------------
Seligman Cash Management Fund
Seeks to preserve capital and to maximize liquidity and current income by investing only in high-quality money market securities. The fund seeks to maintain a constant net asset value of $1.00 per share.

ASSET ALLOCATION
--------------------------------------------------------------------------------
SELIGMAN ASSET ALLOCATION SERIES, INC. offers four different asset-allocation funds that pursue their investment objectives by allocating their assets among other mutual funds in the Seligman Group.

Seligman Asset Allocation Aggressive Growth Fund
Seeks long-term capital appreciation by creating a portfolio of mutual funds that invests in aggressive growth-oriented domestic and international equity securities weighted toward small- and medium-capitalization companies.

Seligman Asset Allocation Growth Fund
Seeks long-term capital appreciation by creating a portfolio of mutual funds that invests in growth-oriented domestic and international equity securities, with a more even weighting among small-, medium- and large-capitalization companies than Seligman Asset Allocation Aggressive Growth Fund.

Seligman Asset Allocation Moderate Growth Fund
Seeks capital appreciation by creating a portfolio of mutual funds that invests in small-, medium- and large-capitalization domestic and international equity securities as well as real estate securities and domestic fixed-income securities.

Seligman Asset Allocation Balanced Fund
Seeks capital appreciation and preservation of capital with current income and growth of income by creating a portfolio of mutual funds that invests in medium- and large-capitalization and dividend-pro-ducing domestic and international equity securities supplemented by a larger allocation to real estate securities as well as domestic fixed-income securities, cash and cash equivalents than Seligman Asset Allocation Moderate Growth Fund.

SELIGMAN TARGETHorizon ETF PORTFOLIOS, INC. offers five asset-allocation mutual funds that seek to achieve their respective investment objectives by allocating their assets among exchange-traded funds (ETFs).

Seligman TargETFund 2045
Seeks capital appreciation until migration, and thereafter capital appreciation consistent with a strategy of steadily decreasing emphasis on capital appreciation and steadily increasing emphasis on capital preservation and current income as the year 2045 approaches.

Seligman TargETFund 2035
Seeks capital appreciation until migration, and thereafter capital appreciation consistent with a strategy of steadily decreasing emphasis on capital appreciation and steadily increasing emphasis on capital preservation and current income as 2035 approaches.

Seligman TargETFund 2025
Seeks capital appreciation consistent with a strategy of steadily decreasing emphasis on capital appreciation and steadily increasing emphasis on capital preservation and current income as the year 2025 approaches.

Seligman TargETFund 2015
Seeks capital appreciation and current income consistent with a strategy of steadily decreasing emphasis on capital appreciation and steadily increasing emphasis on capital preservation and current income as the year 2015 approaches.

Seligman TargETFund Core
Seeks capital appreciation and preservation of capital with current income.

Other Information

PAYMENTS TO FINANCIAL INSTITUTIONS. The distributor and its affiliates make or support additional cash payments out of their own resources (including profits earned from providing services to the fund) to financial institutions, including inter-company allocation of resources or payments to affiliated broker-dealers, in connection with agreements between the distributor and financial institutions pursuant to which these financial institutions sell fund shares and provide services to their clients who are shareholders of the fund. These payments and intercompany allocations (collectively, ''payments'') do not change the price paid by investors in the fund or fund shareholders for the purchase or ownership of fund shares of the fund, and these payments are not reflected in the fees and expenses of the fund, as they are not paid by the fund.

In exchange for these payments, a financial institution may elevate the prominence or profile of the fund within the financial institution's organization, and may provide the distributor and its affiliates with preferred access to the financial institution's registered representatives or preferred access to the financial institution's customers. These arrangements are sometimes referred to as marketing and/or sales support payments, program and/or shareholder servicing payments, or revenue sharing payments. These arrangements create potential conflicts of interest between a financial institution's pecuniary interest and its duties to its customers, for example, if the financial institution receives higher payments from the sale of a certain fund than it receives from the sale of other funds, the financial institution or its representatives may be incented to recommend or sell shares of the fund where it receives or anticipates receiving the higher payment instead of other investment options that may be more appropriate for the customer. Employees of Ameriprise Financial and its affiliates, including employees of affiliated broker-dealers, may be separately incented to recommend or sell shares of the fund, as employee compensation and business unit operating goals at all levels are tied to the company's success. Certain employees, directly or indirectly, may receive higher compensation and other benefits as investment in the fund increases. In addition, management, sales leaders and other employees may spend more of their time and resources promoting Ameriprise Financial and its subsidiary companies, including RiverSource Investments and the distributor, and the products they offer, including the fund.

These payments are typically negotiated based on various factors including, but not limited to, the scope and quality of the services provided by the financial institution, its reputation in the industry, its ability to attract and retain assets, its access to target markets, its customer relationships, the profile the fund may obtain within the financial institution, and the access the distributor or other representatives of the fund may have within the financial institution for advertisement, training or education, including opportunities to present at or sponsor conferences for the registered representatives of the financial institution and its customers.

These payments are usually calculated based on a percentage of fund assets owned through the financial institution and/or as a percentage of fund sales attributable to the financial institution. Certain financial institutions require flat fees instead of, or in addition to, these asset-based fees as compensation for including or maintaining a fund on their platforms, and, in certain situations, may require the reimbursement of ticket or operational charges--fees that a financial institution charges its registered representatives for effecting transactions in the fund. The amount of payment varies by financial institution (e.g., initial platform set-up fees, ongoing maintenance or service fees, or asset or sales based fees). The amount of payments also varies by the type of sale. For instance, purchases of one fund may warrant a greater or lesser amount of payments than purchases of another fund. Additionally, sale and maintenance of shares on a stand alone basis may result in a greater or lesser amount of payments than the sale and maintenance of shares made through a plan, wrap or other fee-based program. Payments to affiliates may include payments as compensation to employees of RiverSource Investments who are licensed by the distributor in respect of certain sales and solicitation activity on behalf of the fund. These payments may be and often are significant.

Payments to affiliated broker-dealers are within the range of the payments the distributor pays to similarly-situated third party financial institutions and the payments such affiliated broker-dealers receive from third party fund sponsors related to the sale of their sponsored funds. However, because of the large amount of RiverSource fund assets (in aggregate) currently held in customer accounts of the affiliated broker-dealers, the distributor and its affiliates, in the aggregate, pay significantly more in absolute dollars than other third-party fund sponsors pay to the affiliated broker-dealers for the sale and servicing of their sponsored funds. This level of payment creates potential conflicts of interest which the affiliated broker-dealers seek to mitigate by disclosure and implementation of internal controls, as well as the rules and regulations of applicable regulators.

From time to time, to the extent permitted by SEC and NASD rules and by other applicable laws and regulations, the distributor and its affiliates may make other reimbursements or payments to financial institutions or their registered representatives, including non-cash compensation, in the form of gifts of nominal value, occasional meals, tickets, or other entertainment, support for due diligence trips, training and educational meetings or conference sponsorships, support for recognition programs, and other forms of non-cash compensation permissible under regulations to which these financial institutions and their representatives are subject. To the extent these are made as payments instead of reimbursement, they may provide profit to the financial institution to the extent the cost of such services was less than the actual expense of the service.

The financial institution through which you are purchasing or own shares of the fund has been authorized directly or indirectly by the distributor to sell the fund and/or to provide services to you as a shareholder of the fund. Investors and current shareholders may wish to take such payment arrangements into account when considering and evaluating any recommendations they receive relating to fund shares. If you have questions regarding the specific details regarding the payments your financial institution may receive from the distributor or its affiliates related to your purchase or ownership of the fund, please contact your financial institution.

The payments described in this section are in addition to fees paid by the fund to the distributor under 12b-1 plans, which fees may be used to compensate financial institutions for the distribution of fund shares and the servicing of fund shareholders, or paid by the fund to SDC, which fees may be used to support networking or servicing fees to compensate financial institutions for supporting shareholder account maintenance, sub-accounting, plan recordkeeping or other services provided directly by the financial institution to shareholders or plans and plan participants, including retirement plans, 529 plans, Health Savings Account plans, or other plans, where participants beneficially own shares of the fund.

ADMINISTRATION SERVICES. Ameriprise Financial, 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, provides or compensates others to provide administrative services to the funds. These services include administrative, accounting, treasury, and other services. Administrative services are provided without charge to the Seligman funds by Ameriprise Financial under a separate administrative services agreement with each such fund, rather than by RiverSource Investments under a Seligman fund's management agreement. The fees under the administrative services agreement may be raised without shareholder approval, although RiverSource Investments expects that any increase would be offset by a decrease in its management fee paid by a Seligman fund.

AFFILIATED PRODUCTS. RiverSource Investments also serves as investment manager to Seligman funds and RiverSource funds which are structured to provide asset-allocation services to shareholders of those funds by investing in shares of other Seligman funds and RiverSource funds, respectively, (Funds of Funds) and to discretionary managed accounts that invests exclusively in the funds (collectively referred to as ''affiliated products''). These affiliated products, individually or collectively, may own a significant percentage of the fund's outstanding shares. The fund may experience relatively large purchases or redemptions from the affiliated products. Although RiverSource Investments may seek to minimize the impact of these transactions, for example, by structuring them over a reasonable period of time or through other measures, the fund may experience increased expenses as it buys and sells securities to manage transactions for the affiliated products. In addition, because the affiliated products may own a substantial portion of the fund, a redemption by one or more affiliated products could cause the fund's expense ratio to increase as the fund's fixed costs would be spread over a smaller asset base. RiverSource Investments monitors expense levels and is committed to offering funds that are competitively priced. RiverSource Investments reports to the Board on the steps it has taken to manage any potential conflicts.

Financial Highlights

The tables below are intended to help you understand the financial performance of certain of the Funds' classes for the periods presented. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated based on average shares outstanding during a particular period. "Total return" shows the rate that you would have earned (or lost) on an investment in each Class of a Fund, assuming you reinvested all your dividends and capital gain distributions, if any. Total returns do not reflect any sales charges or transaction costs on your investment or taxes. If such charges, costs or taxes were included, the returns presented below would have been lower. Deloitte & Touche LLP, Independent Registered Public Accounting Firm, has audited this information. Their report, along with the Series' financial statements, is included in the Series' Annual Report, which is available upon request.

EMERGING MARKETS FUND

CLASS A
-----------------------------------------------------------------------------------------------------------------
                                                                                  YEAR ENDED OCTOBER 31,
                                                                         ----------------------------------------
                                                                           2008    2007    2006    2005    2004
-----------------------------------------------------------------------------------------------------------------
PER SHARE DATA:
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                         $19.02  $12.62  $10.19  $ 7.67   $6.47
-----------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment loss                                                        0.03  (0.10)  (0.03)  (0.01)  (0.04)
-----------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain on investments and foreign currency
   transactions*                                                           (9.07)    7.89    3.18    2.53    1.24
-----------------------------------------------------------------------------------------------------------------
Total from investment operations                                           (9.04)    7.79    3.15    2.52    1.20
-----------------------------------------------------------------------------------------------------------------
Less distributions:
  Distributions from net realized capital gain                             (2.58)  (1.39)  (0.72)      --      --
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                                $7.40  $19.02  $12.62  $10.19   $7.67
-----------------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                                            (54.56)%  68.61%  32.80%  32.86%  18.55%
-----------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------
Net assets, end of year (000s omitted)                                    $33,558 $87,269 $55,515 $48,276 $34,066
-----------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                     2.35%   2.35%   2.35%   2.58%   3.03%
-----------------------------------------------------------------------------------------------------------------
Ratio of net investment loss to average net assets                          0.26% (0.74)% (0.29)% (0.08)% (0.53)%
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                   123.49% 106.56% 110.49% 129.33% 106.84%
-----------------------------------------------------------------------------------------------------------------
Without expense reimbursement##:
-----------------------------------------------------------------------------------------------------------------
  Ratio of expenses to net assets                                           2.54%   2.45%   2.46%   2.78%
-----------------------------------------------------------------------------------------------------------------
  Ratio of net investment loss to average net assets                        0.07% (0.84)% (0.40)% (0.28)%
-----------------------------------------------------------------------------------------------------------------

-------------
Seefootnotes on page 67.

EMERGING MARKETS FUND

CLASS B
-----------------------------------------------------------------------------------------------------------------
                                                                                  YEAR ENDED OCTOBER 31,
                                                                         ----------------------------------------
                                                                           2008    2007    2006    2005    2004
-----------------------------------------------------------------------------------------------------------------
PER SHARE DATA:
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                         $17.13  $11.58  $ 9.47   $7.19   $6.11
-----------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment loss                                                      (0.06)  (0.19)  (0.11)  (0.07)  (0.09)
-----------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain on investments and foreign currency
   transactions*                                                           (7.99)    7.13    2.94    2.35    1.17
-----------------------------------------------------------------------------------------------------------------
Total from investment operations                                           (8.05)    6.94    2.83    2.28    1.08
-----------------------------------------------------------------------------------------------------------------
Less distributions:
  Distributions from net realized capital gain                             (2.58)  (1.39)  (0.72)      --      --
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                                $6.50  $17.13  $11.58   $9.47   $7.19
-----------------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                                            (54.84)%  67.30%  31.85%  31.71%  17.68%
-----------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------
Net assets, end of year (000s omitted)                                     $2,061  $8,732  $6,908  $6,317  $7,847
-----------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                     3.10%   3.10%   3.10%   3.33%   3.78%
-----------------------------------------------------------------------------------------------------------------
Ratio of net investment loss to average net assets                        (0.49)% (1.49)% (1.04)% (0.83)% (1.28)%
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                   123.49% 106.56% 110.49% 129.33% 106.84%
-----------------------------------------------------------------------------------------------------------------
Without expense reimbursement##:
-----------------------------------------------------------------------------------------------------------------
  Ratio of expenses to net assets                                           3.29%   3.20%   3.21%   3.53%
-----------------------------------------------------------------------------------------------------------------
  Ratio of net investment loss to average net assets                      (0.68)% (1.59)% (1.15)% (1.03)%
-----------------------------------------------------------------------------------------------------------------

CLASS C
-----------------------------------------------------------------------------------------------------------------
                                                                                  YEAR ENDED OCTOBER 31,
                                                                         ----------------------------------------
                                                                           2008    2007    2006    2005    2004
-----------------------------------------------------------------------------------------------------------------
PER SHARE DATA:
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                         $17.20  $11.62  $ 9.50   $7.20   $6.12
-----------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment loss                                                      (0.06)  (0.19)  (0.11)  (0.07)  (0.09)
-----------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain on investments and foreign currency
   transactions*                                                           (8.04)    7.16    2.95    2.37    1.17
-----------------------------------------------------------------------------------------------------------------
Total from investment operations                                           (8.10)    6.97    2.84    2.30    1.08
-----------------------------------------------------------------------------------------------------------------
Less distributions:
  Distributions from net realized capital gain                             (2.58)  (1.39)  (0.72)      --      --
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                                $6.52  $17.20  $11.62   $9.50   $7.20
-----------------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                                            (54.92)%  67.33%  31.85%  31.94%  17.65%
-----------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------
Net assets, end of year (000s omitted)                                    $17,209 $10,507  $6,101  $4,053  $2,243
-----------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                     3.10%   3.10%   3.10%   3.33%   3.78%
-----------------------------------------------------------------------------------------------------------------
Ratio of net investment loss to average net assets                        (0.49)% (1.49)% (1.04)% (0.83)% (1.28)%
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                   123.49% 106.56% 110.49% 129.33% 106.84%
-----------------------------------------------------------------------------------------------------------------
Without expense reimbursement##:
-----------------------------------------------------------------------------------------------------------------
  Ratio of expenses to net assets                                           3.30%   3.20%   3.21%   3.53%
-----------------------------------------------------------------------------------------------------------------
  Ratio of net investment loss to average net assets                      (0.68)% (1.59)% (1.15)% (1.03)%
-----------------------------------------------------------------------------------------------------------------

-------------
Seefootnotes on page 67.

EMERGING MARKETS FUND

CLASS R
-----------------------------------------------------------------------------------------------------------------
                                                                                  YEAR ENDED OCTOBER 31,
                                                                         ----------------------------------------
                                                                           2008    2007    2006    2005    2004
-----------------------------------------------------------------------------------------------------------------
PER SHARE DATA:
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $18.90  $12.58  $10.17  $ 7.67   $6.47
-----------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment loss                                                          --  (0.14)  (0.06)  (0.03)  (0.06)
-----------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain on investments and foreign currency
   transactions*                                                           (8.96)    7.85    3.19    2.53    1.26
-----------------------------------------------------------------------------------------------------------------
Total from investment operations                                           (8.96)    7.71    3.13    2.50    1.20
-----------------------------------------------------------------------------------------------------------------
Less distributions:
  Distributions from net realized capital gain                             (2.58)  (1.39)  (0.72)      --      --
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                              $7.36  $18.90  $12.58  $10.17   $7.67
-----------------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                                            (54.47)%  68.16%  32.66%  32.59%  18.55%
-----------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)                                   $6,861  $9,018  $2,377    $708    $174
-----------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                     2.60%   2.60%   2.60%   2.83%   3.27%
-----------------------------------------------------------------------------------------------------------------
Ratio of net investment loss to average net assets                          0.01% (0.99)% (0.54)% (0.33)% (0.78)%
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                   123.49% 106.56% 110.49% 129.33% 106.84%
-----------------------------------------------------------------------------------------------------------------
Without expense reimbursement##:
-----------------------------------------------------------------------------------------------------------------
  Ratio of expenses to net assets                                           2.79%   2.70%   2.71%   3.03%
-----------------------------------------------------------------------------------------------------------------
  Ratio of net investment loss to average net assets                      (0.18)% (1.09)% (0.65)% (0.53)%
-----------------------------------------------------------------------------------------------------------------

GLOBAL GROWTH FUND

CLASS A
-----------------------------------------------------------------------------------------------------------------
                                                                                  YEAR ENDED OCTOBER 31,
                                                                         ----------------------------------------
                                                                           2008    2007    2006    2005    2004
-----------------------------------------------------------------------------------------------------------------
PER SHARE DATA:
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                         $11.61  $ 8.59   $7.39   $7.31   $6.21
-----------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment loss                                                      (0.07)  (0.12)  (0.08)  (0.03)  (0.08)
-----------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain on investments and foreign currency
   transactions*                                                           (6.08)    3.14    1.28    0.11    1.18
-----------------------------------------------------------------------------------------------------------------
Total from investment operations                                           (6.15)    3.02    1.20    0.08    1.10
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                                $5.46  $11.61   $8.59   $7.39   $7.31
-----------------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                                            (52.97)%  35.16%  16.24%   1.09% 17.71%#
-----------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------
Net assets, end of year (000s omitted)                                    $11,981 $28,330 $25,477 $25,951 $31,668
-----------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                     2.10%   2.10%   2.10%   2.10%   2.30%
-----------------------------------------------------------------------------------------------------------------
Ratio of net investment loss to average net assets                        (0.71)% (1.31)% (0.97)% (0.40)% (1.17)%
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                    79.25%  86.05% 127.09% 269.07% 270.63%
-----------------------------------------------------------------------------------------------------------------
Without expense reimbursement##:
-----------------------------------------------------------------------------------------------------------------
  Ratio of expenses to net assets                                           2.25%   2.31%   2.26%   2.31%
-----------------------------------------------------------------------------------------------------------------
  Ratio of net investment loss to average net assets                      (0.85)% (1.52)% (1.13)% (0.61)%
-----------------------------------------------------------------------------------------------------------------

-------------
Seefootnotes on page 67.

GLOBAL GROWTH FUND

CLASS B
---------------------------------------------------------------------------------------------------------
                                                                         YEAR ENDED OCTOBER 31,
                                                                -----------------------------------------
                                                                  2008    2007    2006    2005     2004
---------------------------------------------------------------------------------------------------------
PER SHARE DATA:
---------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                $10.49  $ 7.82   $6.77   $6.75   $5.78
---------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment loss                                             (0.13)  (0.18)  (0.13)  (0.08)  (0.12)
---------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain on investments and foreign
   currency transactions*                                         (5.46)    2.85    1.18    0.10    1.09
---------------------------------------------------------------------------------------------------------
Total from investment operations                                  (5.59)    2.67    1.05    0.02    0.97
---------------------------------------------------------------------------------------------------------
Net asset value, end of year                                       $4.90  $10.49   $7.82   $6.77   $6.75
---------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                                   (53.29)%  34.14%  15.51%   0.30%  16.78%#
---------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------
Net assets, end of year (000s omitted)                            $1,057  $3,309  $3,588  $5,800  $9,849
---------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                            2.85%   2.85%   2.85%   2.85%   3.05%
---------------------------------------------------------------------------------------------------------
Ratio of net investment loss to average net assets               (1.46)% (2.06)% (1.72)% (1.15)% (1.92)%
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                           79.25%  86.05% 127.09% 269.07% 270.63%
---------------------------------------------------------------------------------------------------------
Without expense reimbursement##:
---------------------------------------------------------------------------------------------------------
  Ratio of expenses to net assets                                  3.00%   3.06%   3.01%   3.06%
---------------------------------------------------------------------------------------------------------
  Ratio of net investment loss to average net assets             (1.60)% (2.27)% (1.88)% (1.36)%
---------------------------------------------------------------------------------------------------------

CLASS C
---------------------------------------------------------------------------------------------------------
                                                                         YEAR ENDED OCTOBER 31,
                                                                -----------------------------------------
                                                                  2008    2007    2006    2005     2004
---------------------------------------------------------------------------------------------------------
PER SHARE DATA:
---------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                $10.49  $ 7.83   $6.78   $6.76   $5.79
---------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment loss                                             (0.12)  (0.18)  (0.13)  (0.08)  (0.12)
---------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain on investments and foreign
   currency transactions*                                         (5.47)    2.84    1.18    0.10    1.09
---------------------------------------------------------------------------------------------------------
Total from investment operations                                  (5.59)    2.66    1.05    0.02    0.97
---------------------------------------------------------------------------------------------------------
Net asset value, end of year                                       $4.90  $10.49   $7.83   $6.78   $6.76
---------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                                   (53.29)%  33.97%  15.49%   0.30%  16.75%#
---------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------
Net assets, end of year (000s omitted)                            $5,264  $3,924  $3,169  $3,335  $3,208
---------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                            2.85%   2.85%   2.85%   2.85%   3.05%
---------------------------------------------------------------------------------------------------------
Ratio of net investment loss to average net assets               (1.46)% (2.06)% (1.72)% (1.15)% (1.92)%
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                           79.25%  86.05% 127.09% 269.07% 270.63%
---------------------------------------------------------------------------------------------------------
Without expense reimbursement##:
---------------------------------------------------------------------------------------------------------
  Ratio of expenses to net assets                                  3.00%   3.06%   3.01%   3.06%
---------------------------------------------------------------------------------------------------------
  Ratio of net investment loss to average net assets             (1.60)% (2.27)% (1.88)% (1.36)%
---------------------------------------------------------------------------------------------------------

-------------
Seefootnotes on page 67.

GLOBAL GROWTH FUND

CLASS R
---------------------------------------------------------------------------------------------------------
                                                                         YEAR ENDED OCTOBER 31,
                                                                -----------------------------------------
                                                                  2008    2007    2006    2005     2004
---------------------------------------------------------------------------------------------------------
PER SHARE DATA:
---------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                              $11.50  $ 8.53   $7.35   $7.29   $6.21
---------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment loss                                             (0.09)  (0.14)  (0.10)  (0.05)  (0.10)
---------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain on investments and foreign
   currency transactions*                                         (6.01)    3.11    1.28    0.11    1.18
---------------------------------------------------------------------------------------------------------
Total from investment operations                                  (6.10)    2.97    1.18    0.06    1.08
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $5.40  $11.50   $8.53   $7.35   $7.29
---------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                                   (53.04)%  34.82%  16.05%   0.82%  17.39%#
---------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)                            $101     $29     $23      $2      $2
---------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                            2.35%   2.35%   2.35%   2.35%   2.55%
---------------------------------------------------------------------------------------------------------
Ratio of net investment loss to average net assets               (0.96)% (1.56)% (1.22)% (0.65)% (1.42)%
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                           79.25%  86.05% 127.09% 269.07% 270.63%
---------------------------------------------------------------------------------------------------------
Without expense reimbursement##:
---------------------------------------------------------------------------------------------------------
  Ratio of expenses to net assets                                  2.50%   2.56%   2.51%   2.56%
---------------------------------------------------------------------------------------------------------
  Ratio of net investment loss to average net assets             (1.10)% (1.77)% (1.38)% (0.86)%
---------------------------------------------------------------------------------------------------------

GLOBAL SMALLER COMPANIES FUND

CLASS A
------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED OCTOBER 31,
                                                                --------------------------------------------------
                                                                     2008        2007     2006     2005     2004
------------------------------------------------------------------------------------------------------------------
PER SHARE DATA:
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                 $19.54        $18.78   $16.63   $13.67  $11.78
------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment loss                                              (0.02)        (0.04)   (0.08)   (0.09)  (0.09)
------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain on investments and foreign
   currency transactions*                                          (9.22)          3.11     2.66     3.05    1.98
------------------------------------------------------------------------------------------------------------------
Total from investment operations                                   (9.24)          3.07     2.58     2.96    1.89
------------------------------------------------------------------------------------------------------------------
Less distributions:
  Distributions from net realized capital gain                     (2.06)        (2.31)   (0.43)       --      --
------------------------------------------------------------------------------------------------------------------
Proceeds from Regulatory Settlement                             0.01/(1)/            --       --       --      --
------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                        $8.25        $19.54   $18.78   $16.63  $13.67
------------------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                                    (52.47)%/(1)/   18.59%   20.30%   21.65%  16.04%#
------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000s omitted)                            $50,206      $125,539 $119,268 $111,473 $87,189
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                             1.91%         1.79%    1.82%    1.98%   2.13%
------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss to average net assets                (0.13)%       (0.19)%  (0.43)%  (0.57)% (0.69)%
------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                            83.70%        72.24%   67.93%   76.40%  94.65%
------------------------------------------------------------------------------------------------------------------

-------------
Seefootnotes on page 67.

GLOBAL SMALLER COMPANIES FUND

CLASS B
---------------------------------------------------------------------------------------------------------------
                                                                            YEAR ENDED OCTOBER 31,
                                                                -----------------------------------------------
                                                                     2008       2007    2006    2005     2004
---------------------------------------------------------------------------------------------------------------
PER SHARE DATA:
---------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                 $16.85       $16.61  $14.93  $12.38  $10.75
---------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment loss                                              (0.11)       (0.15)  (0.19)  (0.18)  (0.17)
---------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain on investments and foreign
   currency transactions*                                          (7.77)         2.70    2.30    2.73    1.80
---------------------------------------------------------------------------------------------------------------
Total from investment operations                                   (7.88)         2.55    2.11    2.55    1.63
---------------------------------------------------------------------------------------------------------------
Less distributions:
  Distributions from net realized capital gain                     (2.06)       (2.31)  (0.43)      --      --
  Proceeds from Regulatory Settlement                           0.01/(1)/           --      --      --      --
---------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                        $6.92       $16.85  $16.61  $14.93  $12.38
---------------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                                    (52.82)%/(1)/  17.77%  19.40%  20.60%  15.16%#
---------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------
Net assets, end of year (000s omitted)                             $1,835       $7,222 $10,074 $16,721 $30,356
---------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                             2.66%        2.54%   2.57%   2.73%   2.88%
---------------------------------------------------------------------------------------------------------------
Ratio of net investment loss to average net assets                (0.88)%      (0.94)% (1.18)% (1.32)% (1.44)%
---------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                            83.70%       72.24%  67.93%  76.40%  94.65%
---------------------------------------------------------------------------------------------------------------

CLASS C
---------------------------------------------------------------------------------------------------------------
                                                                            YEAR ENDED OCTOBER 31,
                                                                -----------------------------------------------
                                                                     2008       2007    2006    2005     2004
---------------------------------------------------------------------------------------------------------------
PER SHARE DATA:
---------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                 $16.91       $16.67  $14.98  $12.40  $10.77
---------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment loss                                              (0.10)       (0.15)  (0.19)  (0.19)  (0.17)
---------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain on investments and foreign
   currency transactions*                                          (7.81)         2.70    2.31    2.77    1.80
---------------------------------------------------------------------------------------------------------------
Total from investment operations                                   (7.91)         2.55    2.12    2.58    1.63
---------------------------------------------------------------------------------------------------------------
Less Distributions:
  Distributions from net realized capital gain                     (2.06)       (2.31)  (0.43)      --      --
  Proceeds from Regulatory Settlement                           0.01/(1)/           --      --      --      --
---------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                        $6.95       $16.91  $16.67  $14.98  $12.40
---------------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                                    (52.80)%/(1)/  17.70%  19.41%  20.81%  15.14%#
---------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------
Net assets, end of year (000s omitted)                            $20,950       $8,402  $7,361  $6,084  $3,035
---------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                             2.66%        2.54%   2.57%   2.73%   2.88%
---------------------------------------------------------------------------------------------------------------
Ratio of net investment loss to average net assets                (0.88)%      (0.94)% (1.18)% (1.32)% (1.44)%
---------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                            83.70%       72.24%  67.93%  76.40%  94.65%
---------------------------------------------------------------------------------------------------------------

-------------
Seefootnotes on page 67.

GLOBAL SMALLER COMPANIES FUND

CLASS R
---------------------------------------------------------------------------------------------------------------
                                                                            YEAR ENDED OCTOBER 31,
                                                                -----------------------------------------------
                                                                     2008       2007    2006    2005     2004
---------------------------------------------------------------------------------------------------------------
PER SHARE DATA:
---------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $19.34       $18.65  $16.56  $13.64  $11.78
---------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment loss                                              (0.05)       (0.08)  (0.12)  (0.13)  (0.12)
---------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain on investments and foreign
   currency transactions*                                          (9.11)         3.08    2.64    3.05    1.98
---------------------------------------------------------------------------------------------------------------
Total from investment operations                                   (9.16)         3.00    2.52    2.92    1.86
---------------------------------------------------------------------------------------------------------------
Less Distributions:
  Distributions from net realized capital gain                     (2.06)       (2.31)  (0.43)      --      --
---------------------------------------------------------------------------------------------------------------
Proceeds from Regulatory Settlement                             0.01/(1)/           --      --      --      --
Net asset value, end of period                                      $8.13       $19.34  $18.65  $16.56  $13.64
---------------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                                    (52.62)%/(1)/  18.30%  20.00%  21.41%  15.79%#
---------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)                            $4.60         $620    $134    $107      $2
---------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                             2.16%        2.04%   2.07%   2.23%   2.38%
---------------------------------------------------------------------------------------------------------------
Ratio of net investment loss to average net assets                (0.38)%      (0.44)% (0.68)% (0.82)% (0.94)%
---------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                            83.70%       72.24%  67.93%  76.40%  94.65%
---------------------------------------------------------------------------------------------------------------

GLOBAL TECHNOLOGY FUND

CLASS A
------------------------------------------------------------------------------------------------------------
                                                                          YEAR ENDED OCTOBER 31,
                                                               ---------------------------------------------
                                                                 2008     2007     2006     2005     2004
------------------------------------------------------------------------------------------------------------
PER SHARE DATA:
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                               $19.82   $15.42   $12.81   $11.51   $11.81
------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment loss                                            (0.21)   (0.21)   (0.19)   (0.10)   (0.18)
------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments and
   foreign currency transactions*                                (7.84)     4.61     2.80     1.40   (0.12)
------------------------------------------------------------------------------------------------------------
Total from investment operations                                 (8.05)     4.40     2.61     1.30   (0.30)
------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                     $11.77   $19.82   $15.42   $12.81   $11.51
------------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                                  (40.62)%   28.53%   20.37%   11.29%  (2.54)%#
------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------
Net assets, end of year (000s omitted)                         $165,249 $305,156 $247,066 $236,998 $270,154
------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                           1.76%    1.75%    1.77%    1.83%    1.83%
------------------------------------------------------------------------------------------------------------
Ratio of net investment loss to average net assets              (1.23)%  (1.21)%  (1.30)%  (0.81)%  (1.57)%
------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                         171.14%  208.35%  195.49%  150.83%  133.51%
------------------------------------------------------------------------------------------------------------

-------------
Seefootnotes on page 67.

GLOBAL TECHNOLOGY FUND

CLASS B
--------------------------------------------------------------------------------------------------------
                                                                        YEAR ENDED OCTOBER 31,
                                                               -----------------------------------------
                                                                 2008    2007    2006    2005     2004
--------------------------------------------------------------------------------------------------------
PER SHARE DATA:
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                               $17.38  $13.62  $11.40  $10.33  $10.67
--------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment loss                                            (0.29)  (0.30)  (0.26)  (0.17)  (0.25)
--------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments and
   foreign currency transactions*                                (6.85)    4.06    2.48    1.24  (0.09)
--------------------------------------------------------------------------------------------------------
Total from investment operations                                 (7.14)    3.76    2.22    1.07  (0.34)
--------------------------------------------------------------------------------------------------------
Net asset value, end of year                                     $10.24  $17.38  $13.62  $11.40  $10.33
--------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                                  (41.08)%  27.61%  19.47%  10.36% (3.19)%#
--------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------
Net assets, end of year (000s omitted)                           $7,086 $28,767 $32,534 $40,428 $57,700
--------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                           2.51%   2.50%   2.52%   2.58%   2.58%
--------------------------------------------------------------------------------------------------------
Ratio of net investment loss to average net assets              (1.98)% (1.96)% (2.05)% (1.56)% (2.32)%
--------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                         171.14% 208.35% 195.49% 150.83% 133.51%
--------------------------------------------------------------------------------------------------------

CLASS C
--------------------------------------------------------------------------------------------------------
                                                                        YEAR ENDED OCTOBER 31,
                                                               -----------------------------------------
                                                                 2008    2007    2006    2005     2004
--------------------------------------------------------------------------------------------------------
PER SHARE DATA:
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                               $17.39  $13.63  $11.40  $10.33  $10.67
--------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment loss                                            (0.28)  (0.30)  (0.26)  (0.17)  (0.25)
--------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments and
   foreign currency transactions*                                (6.86)    4.06    2.49    1.24  (0.09)
--------------------------------------------------------------------------------------------------------
Total from investment operations                                 (7.14)    3.76    2.23    1.07  (0.34)
--------------------------------------------------------------------------------------------------------
Net asset value, end of year                                     $10.25  $17.39  $13.63  $11.40  $10.33
--------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                                  (41.06)%  27.59%  19.56%  10.36% (3.19)%#
--------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------
Net assets, end of year (000s omitted)                          $53,538 $27,633 $20,161 $18,001 $22,401
--------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                           2.51%   2.50%   2.52%   2.58%   2.58%
--------------------------------------------------------------------------------------------------------
Ratio of net investment loss to average net assets              (1.98)% (1.96)% (2.05)% (1.56)% (2.32)%
--------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                         171.14% 208.53% 195.49% 150.83% 133.51%
--------------------------------------------------------------------------------------------------------

-------------
Seefootnotes on page 67.

GLOBAL TECHNOLOGY FUND

CLASS R
--------------------------------------------------------------------------------------------------------
                                                                        YEAR ENDED OCTOBER 31,
                                                               -----------------------------------------
                                                                 2008    2007    2006    2005     2004
--------------------------------------------------------------------------------------------------------
PER SHARE DATA:
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                             $19.62  $15.30  $12.74  $11.49  $11.80
--------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment loss                                            (0.24)  (0.25)  (0.22)  (0.13)  (0.21)
--------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments and
   foreign currency transactions*                                (7.76)    4.57    2.78    1.38  (0.10)
--------------------------------------------------------------------------------------------------------
Total from investment operations                                 (8.00)    4.32    2.56    1.25  (0.31)
--------------------------------------------------------------------------------------------------------
Net asset value, end of period                                   $11.62  $19.62  $15.30  $12.74  $11.49
--------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                                  (40.77)%  28.23%  20.09%  10.88% (2.63)%#
--------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)                         $2,067  $1,282    $492    $287    $197
--------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                           2.01%   2.00%   2.02%   2.08%   2.08%
--------------------------------------------------------------------------------------------------------
Ratio of net investment loss to average net assets              (1.48)% (1.46)% (1.55)% (1.06)% (1.82)%
--------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                         171.14% 208.35% 195.49% 150.83% 133.51%
--------------------------------------------------------------------------------------------------------

INTERNATIONAL GROWTH FUND

CLASS A
-----------------------------------------------------------------------------------------------------------------
                                                                                  YEAR ENDED OCTOBER 31,
                                                                         ----------------------------------------
                                                                           2008    2007    2006    2005    2004
-----------------------------------------------------------------------------------------------------------------
PER SHARE DATA:
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                         $21.82  $15.58  $12.56  $12.01   $9.90
-----------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment loss                                                          --  (0.11)  (0.09)  (0.02)  (0.15)
-----------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain on investments and foreign currency
   transactions*                                                          (10.95)    6.35    3.11    0.57    2.26
-----------------------------------------------------------------------------------------------------------------
Total from investment operations                                          (10.95)    6.24    3.02    0.55    2.11
-----------------------------------------------------------------------------------------------------------------
Less Distributions:
  Distributions from net realized capital gain                             (3.06)      --      --      --      --
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                                $7.81  $21.82  $15.58  $12.56  $12.01
-----------------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                                            (58.06)%  40.05%  24.04%   4.58%  21.31%
-----------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------
Net assets, end of year (000s omitted)                                    $17,997 $59,856 $47,192 $36,963 $30,553
-----------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                     2.08%   2.00%   2.08%   2.08%   2.80%
-----------------------------------------------------------------------------------------------------------------
Ratio of net investment loss to average net assets                        (0.01)% (0.62)% (0.61)% (0.13)% (1.39)%
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                   344.77% 235.33% 165.09% 189.17% 241.12%
-----------------------------------------------------------------------------------------------------------------
Without expense reimbursement##:
-----------------------------------------------------------------------------------------------------------------
  Ratio of expenses to net assets                                           2.12%           2.09%   2.32%
-----------------------------------------------------------------------------------------------------------------
  Ratio of net investment loss to average net assets                      (0.05)%         (0.62)% (0.37)%
-----------------------------------------------------------------------------------------------------------------

-------------
Seefootnotes on page 67.

INTERNATIONAL GROWTH FUND

CLASS B
-----------------------------------------------------------------------------------------------------------------
                                                                                  YEAR ENDED OCTOBER 31,
                                                                         ----------------------------------------
                                                                           2008    2007    2006    2005    2004
-----------------------------------------------------------------------------------------------------------------
PER SHARE DATA:
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                         $19.43  $13.98  $11.35  $10.93   $9.08
-----------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment loss                                                      (0.10)  (0.22)  (0.18)  (0.10)  (0.22)
-----------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain on investments and foreign currency
   transactions*                                                           (9.52)    5.67    2.81    0.52    2.07
-----------------------------------------------------------------------------------------------------------------
Total from investment operations                                           (9.62)    5.45    2.63    0.42    1.85
-----------------------------------------------------------------------------------------------------------------
Less Distributions:
  Distributions from net realized capital gain                             (3.06)      --      --      --      --
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                                $6.75  $19.43  $13.98  $11.35  $10.93
-----------------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                                            (58.41)%  38.98%  23.17%   3.84%  20.37%
-----------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------
Net assets, end of year (000s omitted)                                     $2,083  $9,126  $7,852  $7,488  $6,537
-----------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                     2.83%   2.75%   2.83%   2.83%   3.55%
-----------------------------------------------------------------------------------------------------------------
Ratio of net investment loss to average net assets                        (0.76)% (1.37)% (1.36)% (0.88)% (2.14)%
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                   344.77% 235.33% 165.09% 189.17% 241.12%
-----------------------------------------------------------------------------------------------------------------
Without expense reimbursement##:
-----------------------------------------------------------------------------------------------------------------
  Ratio of expenses to net assets                                           2.87%           2.84%   3.07%
-----------------------------------------------------------------------------------------------------------------
  Ratio of net investment loss to average net assets                      (0.80)%         (1.37)% (1.12)%
-----------------------------------------------------------------------------------------------------------------

CLASS C
-----------------------------------------------------------------------------------------------------------------
                                                                                  YEAR ENDED OCTOBER 31,
                                                                         ----------------------------------------
                                                                           2008    2007    2006    2005    2004
-----------------------------------------------------------------------------------------------------------------
PER SHARE DATA:
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                         $19.46  $14.00  $11.37  $10.95   $9.09
-----------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment loss                                                      (0.09)  (0.22)  (0.18)  (0.10)  (0.22)
-----------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain on investments and foreign currency
   transactions*                                                           (9.54)    5.68    2.81    0.52    2.08
-----------------------------------------------------------------------------------------------------------------
Total from investment operations                                           (9.63)    5.46    2.63    0.42    1.86
-----------------------------------------------------------------------------------------------------------------
Less Distributions:
  Distributions from net realized capital gain                             (3.06)      --      --      --      --
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                                $6.77  $19.46  $14.00  $11.37  $10.95
-----------------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                                            (58.37)%  39.00%  23.13%   3.84%  20.46%
-----------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------
Net assets, end of year (000s omitted)                                    $10,403  $9,533  $6,916  $5,233  $2,574
-----------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                     2.83%   2.75%   2.83%   2.83%   3.55%
-----------------------------------------------------------------------------------------------------------------
Ratio of net investment loss to average net assets                        (0.76)% (1.37)% (1.36)% (0.88)% (2.14)%
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                   344.77% 235.33% 165.09% 189.17% 241.12%
-----------------------------------------------------------------------------------------------------------------
Without expense reimbursement##:
-----------------------------------------------------------------------------------------------------------------
  Ratio of expenses to net assets                                           2.87%           2.84%   3.07%
-----------------------------------------------------------------------------------------------------------------
  Ratio of net investment loss to average net assets                      (0.79)%         (1.37)% (1.12)%
-----------------------------------------------------------------------------------------------------------------

-------------
Seefootnotes on page 67.

INTERNATIONAL GROWTH FUND

CLASS R
-----------------------------------------------------------------------------------------------------------------
                                                                                  YEAR ENDED OCTOBER 31,
                                                                         ----------------------------------------
                                                                           2008    2007    2006    2005    2004
-----------------------------------------------------------------------------------------------------------------
PER SHARE DATA:
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $21.65  $15.50  $12.53  $12.00   $9.90
-----------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment loss                                                      (0.04)  (0.16)  (0.12)  (0.05)  (0.18)
-----------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain on investments and foreign currency
   transactions*                                                          (10.83)    6.31    3.09    0.58    2.28
-----------------------------------------------------------------------------------------------------------------
Total from investment operations                                          (10.87)    6.15    2.97    0.53    2.10
-----------------------------------------------------------------------------------------------------------------
Less Distributions:
  Distributions from net realized capital gain                             (3.06)      --      --      --      --
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                              $7.72  $21.65  $15.50  $12.53  $12.00
-----------------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                                            (58.16)%  39.68%  23.70%   4.42%  21.21%
-----------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)                                     $414    $531    $149    $110      $2
-----------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                     2.33%   2.25%   2.33%   2.33%   3.05%
-----------------------------------------------------------------------------------------------------------------
Ratio of net investment loss to average net assets                        (0.26)% (0.87)% (0.86)% (0.38)% (1.64)%
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                   344.77% 235.33% 165.09% 189.17% 241.12%
-----------------------------------------------------------------------------------------------------------------
Without expense reimbursement##:
-----------------------------------------------------------------------------------------------------------------
  Ratio of expenses to net assets                                           2.37%           2.34%   2.57%
-----------------------------------------------------------------------------------------------------------------
  Ratio of net investment loss to average net assets                      (0.30)%         (0.87)% (0.62)%
-----------------------------------------------------------------------------------------------------------------

-------------
 * Certain per share amounts for periods prior to November 1, 2006 were reclassified to conform to the current period's presentation.
 # Excluding the effect of the payments received from Seligman (the predecessor investment manager), total returns would have been as follows: for Global Growth Fund Class A, B, C and R 17.56%, 16.63%, 16.60%, and 17.24%,
   respectively; for Global Smaller Companies Fund Class A, B, C and R 15.84%, 14.95%, 14.93% and 15.58%, respectively; and for Global Technology Fund Class A, B, C and R, (2.87)%, (3.52)%, (3.52)% and (2.96)%, respectively.
## Seligman (the predecessor investment manager) contractually agreed to waive its fees and/or reimburse certain expenses of the Fund.
(1) In June 2008, the Global Smaller Companies Fund received its portion of the proceeds from a regulatory settlement between an unaffiliated third party and the SEC, which increased the total return by 0.09%.

How to Contact Us


The Funds

             Write to  Corporate Communications/Investor Relations Department
                       Ameriprise Financial, Inc.
                       200 Ameriprise Financial Center
                       Minneapolis, Minnesota 55474

                Phone  Toll-free in the US (800) 221-7844
                       Outside the US (212) 850-1864

Your Regular (Non-Retirement) Account

             Write to  Shareholder Service Agent/Seligman Group of Funds
                       Seligman Data Corp.

      For investments  P.O. Box 9766
      into an account  Providence, RI 02940-9766

   For non-investment  P.O. Box 9759
            inquiries  Providence, RI 02940-9759

For matters requiring  101 Sabin St.
   overnight delivery  Pawtucket, RI 02860

                Phone  Toll-free in the US (800) 221-2450
                       Outside the US (212) 682-7600

Your Retirement Account

             Write to  Retirement Plan Services
                       Seligman Data Corp.
                       100 Park Avenue
                       New York, NY 10017

                Phone  Toll-free (800) 445-1777


24-hour automated telephone access is available by calling (800) 622-4597 on a touchtone telephone. You will have instant access to price, yield, account balance, most recent transaction, and other information.

For More Information

The information below is available, without charge, upon request by calling toll-free 800-221-2450 in the US or collect 212-682-7600 outside the US. You may also call these numbers to request other information about a Fund or to make shareholder inquiries.

The Statement of Additional Information ("SAI") contains additional information about each Fund. It is on file with the Securities and Exchange Commission, or SEC, and is incorporated by reference into (is legally part of) this Prospectus.

Annual/Semi-Annual Reports contain additional information about each Fund's investments. In the Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

The SAI and most recent Annual/Semi-Annual Reports are also available, free of charge, at www.seligman.com.

Information about each Fund, including the Prospectus and SAI, can be viewed and copied at the SEC's Public Reference Room in Washington, DC. For more information about the operation of the Public Reference Room, call
(202) 551-8090. The Prospectus, SAI, Annual/Semi-Annual Reports and other information about a Fund are also available on the EDGAR Database on the SEC's Internet site: www.sec.gov.

The website references in this Prospectus are inactive textual references, and information contained in or otherwise accessible through these websites does not form a part of this Prospectus.

Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102.

SEC File Number:  811-6485

                                    [GRAPHIC]

                                                                     PROSPECTUS
                                                                  March 2, 2009
                                                                 Class I Shares
Seligman
Global Fund Series, Inc.

Investing Around the World for Capital Appreciation

.. Seligman Emerging Markets Fund

.. Seligman Global Growth Fund

.. Seligman Global Smaller Companies Fund

.. Seligman International Growth Fund
As with all mutual funds, the Securities and Exchange Commission has neither approved nor disapproved these Funds, and it has not determined this Prospectus to be accurate or adequate. Any representation to the contrary is a criminal offense.

An investment in these Funds or any other fund cannot provide a complete investment program. The suitability of an investment in a Fund should be evaluated based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals, and time horizons. We recommend that you consult an authorized dealer or your financial advisor to determine if one or more of these Funds is suitable for you.

        Not FDIC Insured  [_]   May Lose Value   [_]  No Bank Guarantee

EQSGFS1 3/2009 CI


[LOGO]
SELIGMAN
INVESTMENTS
--------------------------------
EXPERIENCE . INSIGHT . SOLUTIONS

Table of Contents

This Prospectus contains information about four of the separate funds within Seligman Global Fund Series, Inc. (the "Series").

THE FUNDS

A discussion of the investment objectives, strategies, risks, performance and expenses of the Funds.

           Seligman Emerging Markets Fund..............................  1
           Seligman Global Growth Fund.................................  7
           Seligman Global Smaller Companies Fund...................... 13
           Seligman International Growth Fund.......................... 19
           Management of the Funds..................................... 25
           Subadviser.................................................. 26
     SHAREHOLDER INFORMATION
           Pricing of Fund Shares...................................... 30
           How to Buy Fund Shares...................................... 31
           How to Exchange Shares Among the Seligman Mutual Funds...... 31
           How to Sell Shares.......................................... 32
           Important Policies That May Affect Your Account............. 32
           Frequent Trading of Fund Shares............................. 32
           Dividends and Capital Gain Distributions.................... 33
           Taxes....................................................... 34
           The Seligman Mutual Funds................................... 35
     FINANCIAL HIGHLIGHTS.............................................. 41
     HOW TO CONTACT US................................................. 44

                        FOR MORE INFORMATION. back cover

The website references in this Prospectus are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this Prospectus.

Effective November 7, 2008, RiverSource Investments, LLC ("RiverSource Investments"), investment manager to the RiverSource Group of Funds, and a wholly owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"), completed its acquisition (the "Acquisition") of J. & W. Seligman & Co. Incorporated ("Seligman"). With the Acquisition completed and shareholders of each of the Funds offered herein having previously approved (at a special meeting held on November 3, 2008) a new investment management services agreement between RiverSource Investments and the Series (on behalf of each Fund), RiverSource Investments became the new investment manager of the Funds effective November 7, 2008. Shareholders of the Funds also approved at the November meeting a subadvisory agreement between RiverSource Investments and Wellington Management Company, LLP.

RiverSource Complex of Funds

The RiverSource Group of Funds includes a comprehensive array of funds from RiverSource Investments, including the Seligman funds. RiverSource Investments has also partnered with a number of professional investment managers, including its affiliate, Threadneedle Investments, to expand the array of funds offered in the RiverSource Group of Funds. Although the Seligman funds share the same Board of Directors/Trustees as the RiverSource funds (the "Board") they do not currently have the same policies and procedures, and may not be exchanged for shares of the RiverSource funds, RiverSource Partners funds or Threadneedle funds. Please see the Statement of Additional Information (SAI) for a complete list of mutual funds included in the RiverSource Group of Funds.

The Funds

Seligman Emerging Markets Fund
--------------------------------------------------------------------------------

On January 8, 2009, the Series' Board of Directors approved in principle the merger of Seligman Emerging Markets Fund into Threadneedle Emerging Markets Fund, a fund that seeks to provide shareholders with long-term capital growth. More information about Threadneedle Emerging Markets Fund and the proposed merger will be included in proxy materials.

Completion of the merger is subject to approval by shareholders of Seligman Emerging Markets Fund. It is currently anticipated that proxy materials regarding the merger will be distributed to shareholders during the first or second quarter of 2009, and that a meeting of shareholders to consider the merger will be scheduled for the second quarter of 2009.

INVESTMENT OBJECTIVE

The Seligman Emerging Markets Fund's investment objective is long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The Fund uses the following principal investment strategies to seek its investment objective:

The Fund generally invests at least 80% of its assets in equity securities of companies that conduct their principal business activities in emerging markets, are organized under the laws of or maintain their principal place of business in emerging markets, or whose securities are traded principally on exchanges in emerging markets.

The Fund will focus its investments in those emerg ing markets in which the investment manager believes the economies are developing strongly and markets are becoming more liquid, or other emerging markets that meet the portfolio manager's criteria for investability. The Fund seeks to benefit from policies of economic development being adopted in many emerging markets. These policies include domestic price reform, reducing internal budget deficits, privatization, encouraging foreign investments and developing capital markets. The Fund combines a bottom-up investment style with top-down analysis of regions, countries and sectors. This means the portfolio manager incorporates analysis of individual companies along with analysis of individual sectors, countries and regions.

  EMERGING MARKET:

  A market in a developing country or a market represented in the Morgan Stanley Capital International Emerging Markets Index. Developing countries are those classified by the World Bank as low-income or middle-income economies, regardless of their particular stage of development.


In selecting individual securities, the portfolio manager looks to identify companies that it believes display one or more of the following:

..  Operate in growing markets

.. Attractive valuations relative to cash earnings forecasts or other valuation criteria

.. Unique sustainable competitive advantages (e.g., market share, proprietary products)

..  Improving industry or country fundamentals

Following stock selection, the portfolio manager then focuses on portfolio construction that considers top-down risk control based on such factors as:

.. Relative economic growth potential of the various economies and securities markets

.. Political, financial, and social conditions influencing investment opportunities

..  Relative rates of earnings growth

Seligman Emerging Markets Fund


..  Interest rate outlook and expected levels of inflation

..  Market prices relative to historic averages

The Fund generally sells a stock if the portfolio manager believes its target price has been reached, its earnings are disappointing, its revenue growth has slowed, its underlying fundamentals have deteriorated, or there are deteriorating industry or country fundamentals. The Fund may also sell or trim a stock if the portfolio manager believes, from a risk control perspective, the stock's position size is inappropriate for the portfolio. Also, stocks may be sold when negative country, currency, or general industry factors affect a company's outlook, or to meet cash requirements.

The Fund may invest in all types of securities, many of which will be denominated in currencies other than the US dollar. The securities may be listed on a US or foreign stock exchange or traded in US or foreign over-the-counter markets. The Fund normally concentrates its investments in common stocks; however, it may invest in other types of equity securities, including securities convertible into or exchangeable for common stock, depositary receipts, and rights and warrants to purchase common stock. The Fund also may invest up to 20% of its assets in preferred stock and investment-grade or comparable quality debt securities.

The Fund may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold), and may from time to time enter into forward foreign currency exchange contracts in an attempt to manage the risk of adverse changes in currencies. The Fund may also purchase put options in an attempt to hedge against a decline in the price of securities it holds in its portfolio. A put option gives the Fund the right to sell an underlying security at a particular price during a fixed period of time. Forward foreign currency exchange contracts and put options on securities may not be available to the Fund on reasonable terms in many situations, and the Fund may frequently choose not to enter into such contracts or purchase such options even when they are available.

The Fund intends to comply with Rule 4.5 of the Commodity Futures Trading Commission (CFTC), under which a mutual fund is exempt from the definition of a "commodity pool operator." The Fund, therefore, is not subject to registration or regulation as a pool operator, meaning that the Fund may invest in futures contracts without registering with the CFTC.

The Fund may also invest up to 10% of its assets in exchange-traded funds
(ETFs). ETFs are traded, like individual stocks, on an exchange, but they represent baskets of securities that seek to track the performance of certain indices. The indices include not only broad-market indices but more specific indices as well, including those relating to particular sectors, countries and regions. The Fund may invest in ETFs for short-term cash management purposes or as part of its overall investment strategy.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal strategies in seeking to minimize extreme volatility caused by adverse market, economic, or other conditions. This could prevent the Fund from achieving its objective.

The Fund's investment objective may be changed only with shareholder approval. The principal investment strategies may be changed without shareholder approval. Any changes to these strategies, however, must be approved by the Fund's Board of Directors.

Shareholders will be provided with at least 60 days prior written notice of any change to the "80%" investment policy described in the second paragraph under "Principal Investment Strategies."

Seligman Emerging Markets Fund


There is no guarantee the Fund will achieve its objective.

PRINCIPAL RISKS

Stock prices fluctuate. Therefore, as with any fund that invests in stocks, the Fund's net asset value will fluctuate. The Fund's net asset value may fluctuate more than other equity funds or other global equity funds that do not invest heavily in emerging markets. You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them. Emerging countries may have relatively unstable governments, economies based on less diversified industrial bases, and securities markets that trade a smaller number of securities. Companies in emerging markets are often smaller, less seasoned, and more recently organized than many US companies.

Foreign securities in the Fund's portfolio involve higher risk and may subject the Fund to higher price volatility. Investing in securities of foreign issuers involves risks not associated with US investments, including currency fluctuation, local withholding and other taxes, different financial reporting practices and regulatory standards, high costs of trading, changes in political conditions, expropriation, investment and repatriation restrictions and settlement and custody risks. Investing in emerging markets involves a greater degree of risk, and an investment in the Fund should be considered speculative.

Investments in smaller companies typically involve greater risks than investments in larger companies. Small company stocks, as a whole, may experience larger price fluctuations than large company stocks or other types of investments. Some small companies may have shorter operating histories, less experienced management and limited product lines, markets and financial and managerial resources.

The Fund may be negatively affected by the broad investment environment in the international or US securities markets, which is influenced by, among other things, interest rates, inflation, politics, fiscal policy, and current events.

The Fund may not invest 25% or more of its total assets in securities of companies in any one industry. The Fund may, however, invest a substantial percentage of its assets in certain industries or economic sectors believed by the portfolio manager to offer good investment opportunities. If an industry or economic sector in which the Fund is invested falls out of favor, the Fund's performance may be negatively affected.

To the extent the Fund invests some of its assets in other higher-risk securities, such as illiquid securities, it may be subject to higher price volatility. Securities traded in the over-the-counter markets involve risks, including the risk that the counterparty will be unable or unwilling to meet its obligations. In addition, since over-the-counter markets are generally less liquid than exchanges, the Fund may not be able to sell when the portfolio manager deems it advantageous to do so. If the Fund invests in ETFs, shareholders would bear not only the Fund's expenses (including operating expenses and management fees), but also similar expenses of the ETFs, and the Fund's returns will therefore be lower.

There are special risks associated with investing in preferred stocks and securities convertible into common stocks. Preferred stocks may be subject to, among other things, deferral of distribution payments, involuntary redemptions, subordination to bonds and other debt instruments of the issuer, a lack of liquidity relative to other securities such as common stocks, and limited voting rights. The market value of securities convertible into common stocks tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the

Seligman Emerging Markets Fund

conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock.

The Fund may invest a portion of its net assets in debt securities, which may be subject to risks associated with changes in interest rates, the creditworthiness of the issuers, unanticipated prepayment, and the decline of the bond market in general.

Derivatives, including option transactions and futures contracts can involve a high degree of risk, including the possibility of a total loss of the amount invested or more. When derivatives are purchased in the over-the-counter markets, there are additional risks, such as counterparty and liquidity risks.

The Fund may actively and frequently trade securities in its portfolio to carry out its principal strategies. A high portfolio turnover rate increases transaction costs which may increase the Fund's expenses. Frequent and active trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PORTFOLIO HOLDINGS

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Series' Statement of Additional Information.

PAST PERFORMANCE

The following performance information provides some indication of the risks of investing in the Fund by showing how the performance of Class I shares has varied from year to year, as well as how the performance compares to two measures of performance.

Although the Fund's fiscal year ends on October 31, the following performance information is provided on a calendar year basis to assist you in comparing the returns of the Fund with the returns of other mutual funds. How the Fund has performed in the past (before and after taxes), however, is not necessarily an indication of how the Fund will perform in the future.

Prior to November 7, 2008, the Fund was managed by J. & W. Seligman & Co. Incorporated (Seligman). In the past, Seligman contractually waived its management fee or reimbursed the Fund's expenses (with certain exceptions). Through at least February 28, 2010, RiverSource Investments, the Fund's new investment manager, has contractually agreed to waive its management fee and/or to reimburse the Fund's expenses to the extent that the Fund's "other expenses" (i.e., those expenses other than management fees, 12b-1 fees, interest on borrowings, and extraordinary expenses, including litigation expenses) exceed 0.85% per annum of the Fund's average daily net assets. Absent prior management fee waivers/expense reimbursements, returns presented in the bar chart and table would have been lower.

Both the bar chart and table below the bar chart assume that all dividends and capital gain distributions, if any, were reinvested. Class I shares are not subject to any sales charges.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their shares through taxdeferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs). The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

Seligman Emerging Markets Fund

CLASS I ANNUAL TOTAL RETURN - CALENDAR YEARS

                                    [CHART]



         Best calendar quarter return: 27.94% - quarter ended 6/30/03.

       Worst calendar quarter return: -26.50% - quarter ended 12/31/08.

CLASS I AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/08

                                                                               SINCE
                                                               ONE    FIVE   INCEPTION
                                                               YEAR   YEARS  11/30/01
--------------------------------------------------------------------------------------
CLASS I
--------------------------------------------------------------------------------------
Return before taxes                                          (51.42)%  8.69%   13.37%
--------------------------------------------------------------------------------------
Return after taxes on distributions                          (52.22)   6.89    12.05
--------------------------------------------------------------------------------------
Return after taxes on distributions and sale of Fund shares  (32.51)   7.52    11.85
--------------------------------------------------------------------------------------
MSCI EMERGING MARKETS (EM) INDEX                             (53.18)   8.01    12.68
--------------------------------------------------------------------------------------
LIPPER EMERGING MARKETS FUNDS AVERAGE                        (55.41)   6.20    11.47
--------------------------------------------------------------------------------------

-------------
The Morgan Stanley Capital International Emerging Markets Index ("MSCI Emerging Markets (EM) Index") and the Lipper Emerging Markets Funds Average are unmanaged benchmarks that assume the reinvestment of all distributions, if any. The Lipper Emerging Markets Funds Average excludes the effect of fees, sales charges and taxes, and the MSCI Emerging Markets (EM) Index excludes the effect of expenses, fees, sales charges and taxes. The MSCI Emerging Markets (EM) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The Lipper Emerging Markets Funds Average comprises mutual funds that seek long-term capital appreciation by investing at least 65% of total assets in emerging market equity securities, where "emerging market" is defined by a country's gross national product (GNP) per capita or other economic measures. Investors cannot invest directly in an average or index.
Prior to March 31, 2000, Seligman (the predecessor investment manager) employed subadvisers that were responsible for providing certain portfolio management services with respect to the investments of the Fund. From March 31, 2000 until September 15, 2003, the assets of the Fund were managed exclusively by Seligman. Since September 15, 2003, Wellington Management Company, LLP has been employed as subadviser to provide portfolio management services to the Fund.

Seligman Emerging Markets Fund

FEES AND EXPENSES

The table below summarizes the fees and expenses that you may pay as a shareholder of the Fund. Annual fund operating expenses are deducted from Fund assets and are therefore paid indirectly by you and other shareholders of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
-----------------------------------------------------------------------------------
Maximum Sales Charge (Load) on Purchases                                      none
-----------------------------------------------------------------------------------
Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions         none
-----------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
-----------------------------------------------------------------------------------
(as a percentage of average net assets)
-----------------------------------------------------------------------------------
Management Fees                                                               1.25%
-----------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                      none
-----------------------------------------------------------------------------------
Other Expenses/(1)/                                                           0.67%
-----------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                          1.92%
-----------------------------------------------------------------------------------

-------------
(1)"Other expenses" includes transfer and shareholder service agent fees and expenses. The Series' Board approved RiverSource Service Corporation ("RSC") as the Fund's new transfer and shareholder service agent, and the termination of the Fund's relationship with Seligman Data Corp. ("SDC"), the current transfer and shareholder service agent for the Fund, effective on or about May 9, 2009. RSC is an affiliate of RiverSource Investments. "Other expenses" is based on estimated fees and expenses of SDC from March 2, 2009 through on or about May 8, 2009 and of RSC from on or about May 9, 2009 through February 28, 2010, and includes non-recurring charges to the Fund resulting from the termination of SDC as transfer and shareholder service agent for the Fund (the "Non-Recurring Charges"). The fees and expenses charged to the Fund by RSC are lower than the fees and expenses charged to the Fund by SDC. The examples of Fund expenses below reflect the change in expenses resulting from the termination of SDC and the hiring of RSC. Through at least February 28, 2010, RiverSource Investments has contractually agreed to waive its management fee and/or to reimburse the Fund's expenses to the extent that the Fund's "other expenses" (i.e., those expenses other than management fees, 12b-1 fees, interest on borrowings, and extraordinary expenses, including litigation expenses) exceed 0.85 per annum of the Fund's average daily net assets. For the fiscal year ended October 31, 2008, no fee waiver or expense reimbursement was required for Class I shares.

EXAMPLE

This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses are (i) the Fund's total annual operating expenses shown above (which reflects the Non-Recurring Charges, SDC's estimated fees and expenses from March 2, 2009 through on or about May 8, 2009 and RSC's estimated fees and expenses from on or about May 9, 2009 through February 28, 2010) and
(ii) after February 28, 2010, the Fund's total gross operating expenses shown above adjusted to reflect those fees and expenses no longer applicable to the Fund (i.e., the Non-Recurring Charges and SDC's fees and expenses). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                             1 YEAR 3 YEARS 5 YEARS 10 YEARS
                    ----------------------------------------
                    Class I   $195   $580    $990    $2,136
                    ----------------------------------------


MANAGEMENT FEES:
Fees paid out of Fund assets to the investment manager to compensate it for managing the Fund.

OTHER EXPENSES:
Miscellaneous expenses of running the Fund including such things as shareholder account services, registration, custody, auditing and legal fees.

Seligman Global Growth Fund
--------------------------------------------------------------------------------

On January 8, 2009, the Series' Board of Directors approved in principle the merger of Seligman Global Growth Fund into Threadneedle Global Equity Fund, a fund that seeks to provide shareholders with long-term capital growth. More information about Threadneedle Global Equity Fund and the proposed merger will be included in proxy materials.

Completion of the merger is subject to approval by shareholders of Seligman Global Growth Fund. It is currently anticipated that proxy materials regarding the merger will be distributed to shareholders during the first or second quarter of 2009, and that a meeting of shareholders to consider the merger will be scheduled for the second quarter of 2009.

INVESTMENT OBJECTIVE

The Seligman Global Growth Fund's investment objective is long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The Fund uses the following principal investment strategies to seek its investment objective:

The Fund invests primarily in equity securities of non-US and US growth companies that have the potential to benefit from global economic or social trends. The Fund may invest in high-quality, large-and mid-capitalization companies that are considered leaders in their industries, emphasizing those industries that are growing on a global basis. Typically, the Fund will invest in several countries in different geographic regions. Additionally, the Fund may invest up to 15% in emerging market equities.

Under normal market conditions, the Fund generally will invest at least 40% of its net assets in companies that maintain their principal place of business or conduct their principal business activities outside the US, have their securities traded on non-US exchanges or have been formed under the laws of non-US countries. The portfolio manager may reduce this 40% minimum investment amount to 30% if it believes that market conditions for these types of companies or specific foreign markets are unfavorable. The Fund considers a company to conduct its principal business activities outside the US if it derives at least 50% of its revenue from business outside the US or has at least 50% of its assets outside the US.

The Fund uses an investment process that emphasizes bottom-up research with a focus on companies with improving fundamentals exemplified by identifiable catalysts and strong earnings growth.

In selecting individual securities, the portfolio manager looks to identify companies that it believes display one or more of the following:

.. Accelerating fundamentals or earnings growth with consideration paid to valuations

..  Quality management

..  Strong possibility of multiple expansion

..  Unique competitive advantages (e.g., market share, proprietary products)

..  Potential for improvement in overall operations

The Fund generally sells a stock if the portfolio manager believes its target price has been reached, its earnings are disappointing, its revenue or earnings growth has slowed, or the stock's or industry's underlying fundamentals have deteriorated. The Fund may also sell a stock if the portfolio manager believes that negative country or regional factors or shifts in global trends may negatively affect a company's outlook, or to meet cash requirements.

The Fund may invest in all types of securities, many of which will be denominated in currencies other than the US dollar. The Fund normally concentrates its investments in common stocks; however, it may invest in other types of equity securities,

Seligman Global Growth Fund

including securities convertible into or exchangeable for common stock, depositary receipts, and rights and warrants to purchase common stock. The Fund also may invest up to 25% of its assets in preferred stock and investment-grade or comparable quality debt securities.

The Fund may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold), and may from time to time enter into forward foreign currency exchange contracts in an attempt to manage the risk of adverse changes in currencies. The Fund may also purchase put options in an attempt to hedge against a decline in the price of securities it holds in its portfolio. A put option gives the Fund the right to sell an underlying security at a particular price during a fixed period of time. Forward foreign currency exchange contracts and put options on securities may not be available to the Fund on reasonable terms in many situations, and the Fund may frequently choose not to enter into such contracts or purchase such options even when they are available.

The Fund intends to comply with Rule 4.5 of the Commodity Futures Trading Commission (CFTC), under which a mutual fund is exempt from the definition of a "commodity pool operator." The Fund, therefore, is not subject to registration or regulation as a pool operator, meaning that the Fund may invest in futures contracts without registering with the CFTC.

The Fund may also invest up to 10% of its assets in exchange-traded funds
(ETFs). ETFs are traded, like individual stocks, on an exchange, but they represent baskets of securities that seek to track the performance of certain indices. The indices include not only broad-market indices but more specific indices as well, including those relating to particular sectors, countries and regions. The Fund may invest in ETFs for short-term cash management purposes or as part of its overall investment strategy.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal strategies (e.g., investing less than 30% of its assets in companies outside the US) in seeking to minimize extreme volatility caused by adverse market, economic, political, or other conditions. This could prevent the Fund from achieving its objective.

The Fund's investment objective may be changed only with shareholder approval. The principal investment strategies may be changed without shareholder approval. Any changes to these strategies, however, must be approved by the Fund's Board of Directors.

There is no guarantee the Fund will achieve its objective.

PRINCIPAL RISKS

Stock prices fluctuate. Therefore, as with any fund that invests in stocks, the Fund's net asset value will fluctuate. You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them.

Foreign securities in the Fund's portfolio involve higher risk and may subject the Fund to higher price volatility. Investing in securities of foreign issuers involves risks not associated with US investments, including currency fluctuations, local withholding and other taxes, different financial reporting practices and regulatory standards, high costs of trading, changes in political conditions, expropriation, investment and repatriation restrictions and settlement and custody risks.

Securities of issuers in emerging markets are subject to additional risks. Emerging countries may have relatively unstable governments, economies based on less diversified industrial bases, and securities markets that trade a smaller number of securities. Companies in emerging markets are

Seligman Global Growth Fund

often smaller, less seasoned, and more recently organized than many US companies.

The Fund seeks to limit the risk of investing in foreign securities by diversifying its investments among different countries, as well as among different themes. Diversification reduces the effect events in any one country will have on the Fund's entire investment portfolio. However, a decline in the value of the Fund's investments in one country may offset potential gains from investments in another country.

If global markets do not develop or continue to develop, the Fund's performance could be negatively affected.

The Fund may be negatively affected by the broad investment environment in the international or US securities markets, which is influenced by, among other things, interest rates, inflation, politics, fiscal policy, and current events.

The Fund may not invest 25% or more of its total assets in securities of companies in any one industry. The Fund may, however, invest a substantial percentage of its assets in certain industries or economic sectors believed by the portfolio manager to offer good investment opportunities. If an industry or economic sector in which the Fund is invested falls out of favor, the Fund's performance may be negatively affected.

To the extent the Fund invests some of its assets in higher-risk securities, such as illiquid securities, it may be subject to higher price volatility.

If the Fund invests in ETFs, shareholders would bear not only the Fund's expenses (including operating expenses and management fees), but also similar expenses of the ETFs, and the Fund's returns will therefore be lower.

There are special risks associated with investing in preferred stocks and securities convertible into common stocks. Preferred stocks may be subject to, among other things, deferral of distribution payments, involuntary redemptions, subordination to bonds and other debt instruments of the issuer, a lack of liquidity relative to other securities such as common stocks, and limited voting rights. The market value of securities convertible into common stocks tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock.

The Fund may invest a portion of its net assets in debt securities, which may be subject to risks associated with changes in interest rates, the creditworthiness of the issuers, unanticipated prepayment, and the decline of the bond market in general.

Derivatives, including option transactions and futures contracts can involve a high degree of risk, including the possibility of a total loss of the amount invested or more. When derivatives are purchased in the over-the-counter markets, there are additional risks, such as counterparty and liquidity risks.

The Fund may actively and frequently trade securities in its portfolio to carry out its principal strategies. A high portfolio turnover rate increases transaction costs which may increase the Fund's expenses. Frequent and active trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PORTFOLIO HOLDINGS

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Series' Statement of Additional Information.

Seligman Global Growth Fund


PAST PERFORMANCE

The following performance information provides some indication of the risks of investing in the Fund by showing how the performance of Class I shares has varied from year to year, as well as how the performance compares to four measures of performance.

Although the Fund's fiscal year ends on October 31, the following performance information is provided on a calendar year basis to assist you in comparing the returns of the Fund with the returns of other mutual funds. How the Fund has performed in the past (before and after taxes), however, is not necessarily an indication of how the Fund will perform in the future.

Prior to November 7, 2008, the Fund was managed by J. & W. Seligman & Co. Incorporated (Seligman). In the past, Seligman contractually waived its management fee or reimbursed the Fund's expenses (with certain exceptions). In the past, Seligman also made payments to the Fund. Through at least
February 28, 2010, RiverSource Investments, the Funds' new investment manager, has contractually agreed to waive its management fee and/or to reimburse the Fund's expenses to the extent that the Fund's "other expenses" (i.e., those expenses other than management fees, 12b-1 fees, interest on borrowings, and extraordinary expenses, including litigation expenses) exceed 0.85% per annum of the Fund's average daily net assets. Absent prior management fee waivers/expense reimbursements and payments, returns presented in the bar chart and table would have been lower.

Both the bar chart and table below the bar chart assume that all dividends and capital gain distributions, if any, were reinvested. Class I shares are not subject to any sales charges.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs). The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

Seligman Global Growth Fund

CLASS I ANNUAL TOTAL RETURN - CALENDAR YEARS

                                    [CHART]



        Best calendar quarter return: 15.92% - quarter ended 12/31/03.

       Worst calendar quarter return: -27.05% - quarter ended 12/31/08.

CLASS I AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/08

                                                                                SINCE
                                                               ONE     FIVE   INCEPTION
                                                               YEAR    YEARS  11/30/01
---------------------------------------------------------------------------------------
CLASS I
---------------------------------------------------------------------------------------
Return before taxes                                          (52.91)% (4.35)%   (4.42)%
---------------------------------------------------------------------------------------
Return after taxes on distributions                          (52.91)  (4.35)    (4.42)
---------------------------------------------------------------------------------------
Return after taxes on distributions and sale of Fund shares  (34.39)  (3.65)    (3.68)
---------------------------------------------------------------------------------------
MSCI WORLD INDEX                                             (40.33)   0.00      1.13
---------------------------------------------------------------------------------------
MSCI WORLD GROWTH INDEX                                      (40.90)  (0.84)    (0.06)
---------------------------------------------------------------------------------------
LIPPER GLOBAL LARGE-CAP GROWTH FUNDS AVERAGE                 (44.46)  (1.73)    (0.31)
---------------------------------------------------------------------------------------
LIPPER GLOBAL FUNDS AVERAGE                                  (41.06)  (0.49)    (0.97)
---------------------------------------------------------------------------------------

-------------
The Morgan Stanley Capital International World Index ("MSCI World Index"), the Morgan Stanley Capital International World Growth Index ("MSCI World Growth Index"), and the Lipper Global Large-Cap Growth Funds Average and the Lipper Global Funds Average (the "Lipper Averages") are unmanaged benchmarks that assume reinvestment of all distributions, if any. The Lipper Averages excludes the effect of fees, sales charges and taxes, and the MSCI World Index and the MSCI World Growth Index exclude the effect of expenses, fees, sales charges and taxes. The MSCI World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. The MSCI World Growth Index is a free float-adjusted market capitalization-weighted equity index representing "growth" (high price to book value) securities in the world's developed stock markets. The Lipper Global Funds Average comprises mutual funds which invest at least 25% of their portfolio in securities traded outside the US, and that may own US securities as well. The Lipper Global Large-Cap Growth Funds Average comprises mutual funds that, by portfolio practice, invest at least 75% of their equity assets in companies both inside and outside of the US with market capitalizations (on a three-year weighted basis) above Lipper's global large-cap floor. Global large-cap growth funds typically have an above-average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to their large-cap-specific subset of the S&P/Citigroup World BMI. Lipper currently classifies the Fund as a Global Large-Cap Growth Fund. Investors cannot invest directly in an average or index.
Prior to March 31, 2000, Seligman (the predecessor investment manager) employed subadvisers that were responsible for providing certain portfolio management services with respect to the investments of the Fund. From March 31, 2000 until September 15, 2003, the assets of the Fund were managed exclusively by Seligman. Since September 15, 2003, Wellington Management Company, LLP has been employed as subadviser to provide portfolio management services to the Fund.

Seligman Global Growth Fund

FEES AND EXPENSES

The table below summarizes the fees and expenses that you may pay as a shareholder of the Fund. Annual fund operating expenses are deducted from Fund assets and are therefore paid indirectly by you and other shareholders of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
-----------------------------------------------------------------------------------
Maximum Sales Charge (Load) on Purchases                                      none
-----------------------------------------------------------------------------------
Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions         none
-----------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
-----------------------------------------------------------------------------------
(as a percentage of average net assets)
-----------------------------------------------------------------------------------
Management Fees                                                               1.00%
-----------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                      none
-----------------------------------------------------------------------------------
Other Expenses/(1)/                                                           0.69
-----------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                          1.69
-----------------------------------------------------------------------------------

-------------
(1)"Other expenses" includes transfer and shareholder service agent fees and expenses. The Series' Board approved RiverSource Service Corporation (RSC) as the Fund's new transfer and shareholder service agent, and the termination of the Fund's relationship with Seligman Data Corp. (SDC), the current transfer and shareholder service agent for the Fund, effective on or about May 9, 2009. RSC is an affiliate of RiverSource Investments. "Other expenses" is based on estimated fees and expenses of SDC from March 2, 2009 through on or about May 8, 2009 and of RSC from on or about May 9, 2009 through February 28, 2010, and includes non-recurring charges to the Fund resulting from the termination of SDC as transfer and shareholder service agent for the Fund (the "Non-Recurring Charges"). The fees and expenses charged to the Fund by RSC are lower than the fees and expenses charged to the Fund by SDC. The examples of Fund expenses below reflect the change in expenses resulting from the termination of SDC and the hiring of RSC. Through at least February 28, 2010, RiverSource Investments has contractually agreed to waive its management fee and/or to reimburse the Fund's expenses to the extent that the Fund's "other expenses" (i.e., those expenses other than management fees, 12b-1 fees, interest on borrowings, and extraordinary expenses, including litigation expenses) exceed 0.85% per annum of the Fund's average daily net assets. For the fiscal year ended October 31, 2008, no fee waiver and/or expense reimbursement was required for Class I shares.

EXAMPLE

This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses are (i) the Fund's total annual operating expenses shown above (which reflects the Non-Recurring Charges, SDC's estimated fees and expenses from March 2, 2009 through on or about May 8, 2009 and RSC's estimated fees and expenses from on or about May 9, 2009 through February 28, 2010) and
(ii) after February 28, 2010, the Fund's total gross operating expenses shown above adjusted to reflect those fees and expenses no longer applicable to the Fund (i.e., the Non-Recurring Charges and SDC's fees and expenses). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                             1 YEAR 3 YEARS 5 YEARS 10 YEARS
                    ----------------------------------------
                    Class I   $172   $512    $875    $1,898
                    ----------------------------------------


MANAGEMENT FEES:
Fees paid out of Fund assets to the investment manager to compensate it for managing the Fund.

OTHER EXPENSES:
Miscellaneous expenses of running the Fund including such things as shareholder account services, registration, custody, auditing and legal fees.

Seligman Global Smaller Companies Fund
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Seligman Global Smaller Companies Fund's investment objective is long-term capital appreciation.

  SMALLER COMPANIES:

  Companies with market capitalization, at the time of purchase by the Fund, equivalent to US $3 billion or less.

PRINCIPAL INVESTMENT STRATEGIES

The Fund uses the following principal investment strategies to seek its investment objective:

The Fund generally invests at least 80% of its assets in equity securities of smaller US and non-US companies. The Fund may invest in companies domiciled in any country, although it typically invests in developed countries. Relative to its benchmark, the Fund is generally neutrally weighted across the major geographic regions.

Under normal market conditions, the Fund generally will invest at least 40% of its net assets in companies that maintain their principal place of business or conduct their principal business activities outside the US, have their securities traded on non-US exchanges or have been formed under the laws of non-US countries. The portfolio manager may reduce this 40% minimum investment amount to 30% if it believes that market conditions for these types of companies or specific foreign markets are unfavorable. The Fund considers a company to conduct its principal business activities outside the US if it derives at least 50% of its revenue from business outside the US or has at least 50% of its assets outside the US.

The Fund uses an investment approach that is bottom-up focused, looking for both extended growth opportunities and special situations (including value stocks) within each region.
In selecting individual securities, the portfolio managers look for companies that they believe display the following characteristics:

.. Extended growth opportunities or special situations where there is a potential for improvement in overall operations

..  A well articulated and believable business model

..  Quality management

..  Sustainable competitive advantage

..  Strong financial characteristics

The Fund generally sells a stock if the portfolio managers believe its target price has been reached, its earnings are disappointing, its revenue or earnings growth has slowed, its underlying fundamentals have deteriorated, or the portfolio managers are finding better opportunities elsewhere. The Fund may also sell a stock if the portfolio managers believe that negative country or regional factors may affect a company's outlook, to manage risk in the Fund, or to meet cash requirements.

The Fund may invest in all types of securities, many of which will be denominated in currencies other than the US dollar. The Fund normally concentrates its investments in common stocks; however, it may invest in other types of equity securities, including securities convertible into or exchangeable for common stock, depositary receipts, and rights and warrants to purchase common stock. The Fund also may invest up to 25% of its assets in preferred stock and investment-grade or comparable quality debt securities.

The Fund may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold), and may from time to time enter into forward foreign currency exchange contracts in an attempt to manage the risk of adverse changes in currencies. The Fund may also purchase put

Seligman Global Smaller Companies Fund

options in an attempt to hedge against a decline in the price of securities it holds in its portfolio. A put option gives the Fund the right to sell an underlying security at a particular price during a fixed period of time. Forward foreign currency exchange contracts and put options on securities may not be available to the Fund on reasonable terms in many situations and the Fund may frequently choose not to enter into such contracts or purchase such options even when they are available.

The Fund intends to comply with Rule 4.5 of the Commodity Futures Trading Commission (CFTC), under which a mutual fund is exempt from the definition of a "commodity pool operator." The Fund, therefore, is not subject to registration or regulation as a pool operator, meaning that the Fund may invest in futures contracts without registering with the CFTC.

The Fund may also invest up to 10% of its assets in exchange-traded funds
(ETFs). ETFs are traded, like individual stocks, on an exchange, but they represent baskets of securities that seek to track the performance of certain indices. The indices include not only broad-market indices but more specific indices as well, including those relating to particular sectors, countries and regions. The Fund may invest in ETFs for short-term cash management purposes or as part of its overall investment strategy.

The Fund may, from time to time, take temporary defensive positions, that are inconsistent with its principal strategies (e.g., investing less than 30% of its assets in companies outside the US) in seeking to minimize extreme volatility caused by adverse market, economic, political, or other conditions. This could prevent the Fund from achieving its objective.

The Fund's investment objective may be changed only with shareholder approval. The principal investment strategies may be changed without shareholder approval. Any changes to these strategies, however, must be approved by the Fund's Board of Directors. Shareholders will be provided with at least 60 days prior written notice of any change to the "80%" investment policy described in the second paragraph under "Principal Investment Strategies."

The Board of Directors may change the definition of "smaller companies" if it concludes that such a change is appropriate.

There is no guarantee the Fund will achieve its objective.

PRINCIPAL RISKS

Stock prices fluctuate. Therefore, as with any fund that invests in stocks, the Fund's net asset value will fluctuate. You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them.

Foreign securities in the Fund's portfolio involve higher risk and may subject the Fund to higher price volatility. Investing in securities of foreign issuers involves risks not associated with US investments, including currency fluctuation, local withholding and other taxes, different financial reporting practices and regulatory standards, high costs of trading, changes in political conditions, expropriation, investment and repatriation restrictions and settlement and custody risks.

Investments in smaller companies typically involve greater risks than investments in larger companies. Small company stocks, as a whole, may experience larger price fluctuations than large company stocks or other types of investments. Some small companies may have shorter operating histories, less experienced management and limited product lines, markets and financial and managerial resources.

The Fund may be affected by the broad investment environment in the international or US securities

Seligman Global Smaller Companies Fund

markets, which is influenced by, among other things, interest rates, inflation, politics, fiscal policy, and current events.

The Fund may not invest 25% or more of its total assets in securities of companies in any one industry. The Fund may, however, invest a substantial percentage of its assets in certain industries or economic sectors believed by the portfolio managers to offer good investment opportunities. If an industry or economic sector in which the Fund is invested falls out of favor, the Fund's performance may be negatively affected.

To the extent the Fund invests some of its assets in higher-risk securities, such as illiquid securities, it may be subject to higher price volatility.

If the Fund invests in ETFs, shareholders would bear not only the Fund's expenses (including operating expenses and management fees), but also similar expenses of the ETFs, and the Fund's returns will therefore be lower.

There are special risks associated with investing in preferred stocks and securities convertible into common stocks. Preferred stocks may be subject to, among other things, deferral of distribution payments, involuntary redemptions, subordination to bonds and other debt instruments of the issuer, a lack of liquidity relative to other securities such as common stocks, and limited voting rights. The market value of securities convertible into common stocks tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock.

The Fund may invest a portion of its net assets in debt securities, which may be subject to the risks associated with changes in interest rates, the creditworthiness of the issuers, unanticipated prepayment, and the decline of the bond market in general.

Derivatives, including option transactions can and futures contracts involve a high degree of risk, including the possibility of a total loss of the amount invested or more. When derivatives are purchased in the over-the-counter markets, there are additional risks, such as counterparty and liquidity risks.

The Fund may actively and frequently trade securities in its portfolio to carry out its principal strategies. A high portfolio turnover rate increases transaction costs which may increase the Fund's expenses. Frequent and active trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PORTFOLIO HOLDINGS

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Series' Statement of Additional Information.

PAST PERFORMANCE

The following performance information provides some indication of the risks of investing in the Fund by showing how the performance of Class I shares has varied from year to year, as well as how the performance compares to two measures of performance.

Although the Fund's fiscal year ends on October 31, the following performance information is provided on a calendar year basis. It is designed to assist you in comparing the returns of the Fund with the returns of other mutual funds. How the Fund has performed in the past (before and after taxes), however, is not necessarily an indication of how the Fund will perform in the future.

Seligman Global Smaller Companies Fund


In the past, Seligman (the predecessor investment manager) reimbursed certain expenses of Class I shares, and made payments to the Fund. Absent such reimbursements and payments, returns presented in the bar chart and table would have been lower.

Both the bar chart and table below the bar chart assume that all dividends and capital gain distributions, if any, were reinvested. Class I shares are not subject to any sales charges.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs). The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

Seligman Global Smaller Companies Fund

CLASS I ANNUAL TOTAL RETURN - CALENDAR YEARS

                                    [CHART]



         Best calendar quarter return: 18.51% - quarter ended 6/30/03.

       Worst calendar quarter return: -26.58% - quarter ended 12/31/08.

CLASS I AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/08

                                                                                SINCE
                                                               ONE     FIVE   INCEPTION
                                                               YEAR    YEARS  11/30/01
---------------------------------------------------------------------------------------
CLASS I
---------------------------------------------------------------------------------------
Return before taxes                                          (47.29)% (1.50)%    0.13%
---------------------------------------------------------------------------------------
Return after taxes on distributions                          (47.43)  (2.69)    (0.73)
---------------------------------------------------------------------------------------
Return after taxes on distributions and sale of Fund shares  (30.68)  (1.08)     0.25
---------------------------------------------------------------------------------------
S&P/CITIGROUP BROAD MARKET LESS THAN US $2 BILLION INDEX     (43.02)   0.51      5.24
---------------------------------------------------------------------------------------
LIPPER GLOBAL SMALL/MID-CAP FUNDS AVERAGE                    (45.11)  (0.72)     2.16
---------------------------------------------------------------------------------------

-------------
The Standard & Poor's/Citigroup Broad Market Less Than US $2 Billion Index (the "S&P/Citigroup Index") and the Lipper Global Small/Mid-Cap Funds Average (the "Lipper Average") are unmanaged benchmarks that assume reinvestment of all distributions, if any. The Lipper Average excludes the effect of fees, sales charges and taxes, and the S&P/Citigroup Index excludes the effect of expenses, fees, sales charges and taxes. The S&P/Citigroup Index represents the entire universe of institutionally investable securities with total available market capitalization of at least the local equivalent of US $100 million and not more than US $2 billion. The Lipper Average measures the performance of mutual funds that, by portfolio practice, invest at least 75% of their equity assets in companies both inside and outside of the US with market capitalizations (on a three-year weighted basis) below Lipper's global large-cap floor. Lipper re-classified the Fund as a Global Small/Mid-Cap Fund in June 2008. Investors cannot invest directly in an average or index.
Prior to January 1, 2003, Seligman (the predecessor investment manager) employed subadvisers that were responsible for providing certain portfolio management services with respect to the investments of the Fund. From
January 1, 2003 until September 15, 2003, the assets of the Fund were managed exclusively by Seligman. Since September 15, 2003, Wellington Management Company LLP has been employed as subadviser to provide portfolio management services for the Fund. In June 2004, Wellington Management Company LLP delegated a portion of its portfolio management responsibilities in respect of the Fund to its affiliate, Wellington Management International Ltd. As of April 2006, no employee of Wellington Management International Ltd is providing portfolio management services to the Fund.

Seligman Global Smaller Companies Fund

FEES AND EXPENSES

The table below summarizes the fees and expenses that you may pay as a shareholder of the Fund. Annual fund operating expenses are deducted from Fund assets and are therefore paid indirectly by you and other share-holders of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
-----------------------------------------------------------------------------------
Maximum Sales Charge (Load) on Purchases                                       none
-----------------------------------------------------------------------------------
Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions          none
-----------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
-----------------------------------------------------------------------------------
(as a percentage of average net assets)
-----------------------------------------------------------------------------------
Management Fees                                                               0.95%
-----------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                       none
-----------------------------------------------------------------------------------
Other Expenses/(1)/                                                           0.48%
-----------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                          1.43%
-----------------------------------------------------------------------------------

-------------
(1)"Other expenses" includes transfer and shareholder service agent fees and expenses. The Series' Board approved RiverSource Service Corporation (RSC) as the Fund's new transfer and shareholder service agent, and the termination of the Fund's relationship with Seligman Data Corp. (SDC), the current transfer and shareholder service agent for the Fund, effective on or about May 9, 2009. RSC is an affiliate of RiverSource Investments. "Other expenses" is based on estimated fees and expenses of SDC from March 2, 2009 through on or about May 8, 2009 and of RSC from on or about May 9, 2009 through February 28, 2010, and includes non-recurring charges to the Fund resulting from the termination of SDC as transfer and shareholder service agent for the Fund (the "Non-Recurring Charges"). The fees and expenses charged to the Fund by RSC are lower than the fees and expenses charged to the Fund by SDC. The examples of Fund expenses below reflect the change in expenses resulting from the termination of SDC and the hiring of RSC.

EXAMPLE

This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses are (i) the Fund's total annual operating expenses shown above (which reflects the Non-Recurring Charges, SDC's estimated fees and expenses from March 2, 2009 through on or about May 8, 2009 and RSC's estimated fees and expenses from on or about May 9, 2009 through February 28, 2010) and
(ii) after February 28, 2010, the Fund's total gross operating expenses shown above adjusted to reflect those fees and expenses no longer applicable to the Fund (i.e., the Non-Recurring Charges and SDC's fees and expenses). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                             1 YEAR 3 YEARS 5 YEARS 10 YEARS
                    ----------------------------------------
                    Class I   $146   $429    $734    $1,600
                    ----------------------------------------



MANAGEMENT FEES:
Fees paid out of Fund assets to the investment manager to compensate it for managing the Fund.

OTHER EXPENSES:
Miscellaneous expenses of running the Fund including such things as shareholder account services, registration, custody, auditing and legal fees.

Seligman International Growth Fund
--------------------------------------------------------------------------------

On January 8, 2009, the Series' Board of Directors approved in principle the merger of Seligman International Growth Fund into RiverSource Partners International Select Growth Fund, a fund that seeks to provide shareholders with long-term capital growth. More information about RiverSource Partners International Select Growth Fund and the proposed merger will be included in proxy materials.

Completion of the merger is subject to approval by shareholders of Seligman International Growth Fund. It is currently anticipated that proxy materials regarding the merger will be distributed to shareholders during the first or second quarter of 2009, and that a meeting of shareholders to consider the merger will be scheduled for the second quarter of 2009.

INVESTMENT OBJECTIVE

The Seligman International Growth Fund's investment objective is long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The Fund uses the following principal investment strategies to seek its investment objective: The Fund invests primarily in high-quality, large- and mid-capitalization growth companies ($1 billion or more at the time of initial purchase by the Fund) that are considered leaders in their industries, emphasizing those industries that are growing on a global basis. The Fund may invest in any country; however, it typically will not invest in the United States. It generally invests in several countries in different geographic regions.

The Fund generally invests in the common stock of medium- to large-sized companies in the principal international markets. However, it may also invest in companies with a lower market capitalization or in smaller regional or emerging markets (representation in the emerging markets will generally be less than 25% of assets).

In selecting individual securities, the portfolio manager looks to identify companies that it believes display one or more of the following:

.. Attractive valuations relative to earnings and revenue forecasts or other valuation criteria (e.g., return on equity)

..  Quality management

..  Unique competitive advantages (e.g., market share, proprietary products)

..  Strong possibility of multiple expansion

..  Potential for improvement in overall operations (hidden/unappreciated value)

The Fund generally sells a stock if the portfolio manager believes its target price has been reached, there is a decelerating trend of earnings growth, deteriorating industry fundamentals, management change or failure, its revenue growth has slowed, or its underlying fundamentals have deteriorated.

The Fund may invest in all types of securities, many of which will be denominated in currencies other than the US dollar. The securities may be listed on a US or foreign stock exchange or traded in US or foreign over-the-counter markets. The Fund normally concentrates its investments in common stocks; however, it may invest in other types of equity securities, including securities convertible into or exchangeable for common stock, depositary receipts, and rights and warrants to purchase common stock. The Fund also may invest up to 25% of its assets in preferred stock and investment-grade or comparable quality debt securities.

The Fund may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold), and may from time to time enter into for-ward foreign currency exchange contracts in an attempt to manage the risk of adverse changes in currencies. The Fund may also purchase put

Seligman International Growth Fund

options in an attempt to hedge against a decline in the price of securities it holds in its portfolio. A put option gives the Fund the right to sell an underlying security at a particular price during a fixed period of time. Forward foreign currency exchange contracts and put options on securities may not be available to the Fund on reasonable terms in many situations, and the Fund may frequently choose not to enter into such contracts or purchase such options even when they are available.

The Fund intends to comply with Rule 4.5 of the Commodity Futures Trading Commission (CFTC), under which a mutual fund is exempt from the definition of a "commodity pool operator." The Fund, therefore, is not subject to registration or regulation as a pool operator, meaning that the Fund may invest in futures contracts without registering with the CFTC.

The Fund may also invest up to 10% of its assets in exchange-traded funds
(ETFs). ETFs are traded, like individual stocks, on an exchange, but they represent baskets of securities that seek to track the performance of certain indices. The indices include not only broad-market indices but more specific indices as well, including those relating to particular sectors, countries and regions. The Fund may invest in ETFs for short-term cash management purposes or as part of its overall investment strategy.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal strategies in seeking to minimize extreme volatility caused by adverse market, economic, political, or other conditions. This could prevent the Fund from achieving its objective.

The Fund's investment objective may be changed only with shareholder approval. The principal investment strategies may be changed without shareholder approval. Any changes to these strategies, however, must be approved by the Fund's Board of Directors. There is no guarantee the Fund will achieve its objective.

PRINCIPAL RISKS

Stock prices fluctuate. Therefore, as with any fund that invests in stocks, the Fund's net asset value will fluctuate. You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them.

Foreign securities in the Fund's portfolio involve higher risk and may subject the Fund to higher price volatility. Investing in securities of foreign issuers involves risks not associated with US investments, including currency fluctuation, local withholding and other taxes, different financial reporting practices and regulatory standards, high costs of trading, changes in political conditions, expropriation, investment and repatriation restrictions and settlement and custody risks.

Securities of issuers in emerging markets are subject to additional risks. Emerging countries may have relatively unstable governments, economies based on less diversified industrial bases, and securities markets that trade a smaller number of securities. Companies in emerging markets are often smaller, less seasoned, and more recently organized than many US companies.

The Fund seeks to limit the risk of investing in foreign securities by diversifying its investments among different regions and countries. Diversification reduces the effect events in any one country will have on the Fund's entire investment portfolio.
However, a decline in the value of the Fund's investments in one country may offset potential gains from investments in another country.

The Fund may be negatively affected by the broad investment environment in the international or US securities markets, which is influenced by, among other things, interest rates, inflation, politics, fiscal policy, and current events.

The Fund may not invest 25% or more of its total assets in securities of companies in any one

Seligman International Growth Fund

industry. The Fund may, however, invest a substantial percentage of its assets in certain industries or economic sectors believed by the portfolio manager to offer good investment opportunities. If an industry or economic sector in which the Fund is invested falls out of favor, the Fund's performance may be negatively affected.

To the extent the Fund invests some of its assets in higher-risk securities, such as illiquid securities, it may be subject to higher price volatility. Securities traded in the over-the-counter markets involve risks, including the risk that the counterparty will be unable or unwilling to meet its obligations. In addition, since over-the-counter markets are generally less liquid than exchanges, the Fund may not be able to sell when the portfolio manager deems it advantageous to do so.

If the Fund invests in ETFs, shareholders would bear not only the Fund's expenses (including operating expenses and advisory fees), but also similar expenses of the ETFs, and the Fund's returns will therefore be lower.

There are special risks associated with investing in preferred stocks and securities convertible into common stocks. Preferred stocks may be subject to, among other things, deferral of distribution payments, involuntary redemptions, subordination to bonds and other debt instruments of the issuer, a lack of liquidity relative to other securities such as common stocks, and limited voting rights. The market value of securities convertible into common stocks tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock.

The Fund may invest a portion of its net assets in debt securities, which may be subject to the risks associated with changes in interest rates, the creditworthiness of the issuers, unanticipated prepayment, and the decline of the bond market in general.

Derivatives, including option transactions and futures contracts can involve a high degree of risk, including the possibility of a total loss of the amount invested or more. When derivatives are purchased in the over-the-counter markets, there are additional risks, such as counterparty and liquidity risks.

The Fund may actively and frequently trade securities in its portfolio to carry out its principal strategies. A high portfolio turnover rate increases transaction costs, which may increase the Fund's expenses. Frequent and active trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PORTFOLIO HOLDINGS

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Series' Statement of Additional Information.

PAST PERFORMANCE

The following performance information provides some indication of the risks of investing in the Fund by showing how the performance of Class I shares has varied from year to year, as well as how the performance compares to four measures of performance.

Although the Fund's fiscal year ends on October 31, the following performance information is provided

Seligman International Growth Fund

on a calendar year basis to assist you in comparing the returns of the Fund with the returns of other mutual funds. How the Fund has performed in the past (before and after taxes), however, is not necessarily an indication of how the Fund will perform in the future.

Prior to November 7, 2008, the Fund was managed by J. & W. Seligman & Co. Incorporated (Seligman). In the past, Seligman contractually waived its management fee or reimbursed the Fund's expenses (with certain exceptions). Through at least February 28, 2010, RiverSource Investments, the Funds' new investment manager, has contractually agreed to waive its management fee and/or to reimburse the Fund's expenses to the extent that the Fund's "other expenses" (i.e., those expenses other than management fees, 12b-1 fees, interest on borrowings, and extraordinary expenses, including litigation expenses) exceed 0.85% per annum of the Fund's average daily net assets. Absent prior management fee waivers/ expense reimbursements, returns presented in the bar chart and table would have been lower.

Both the bar chart and table below the bar chart assume that all dividends and capital gain distributions, if any, were reinvested. Class I shares are not subject to any sales charges.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs). The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

Seligman International Growth Fund

CLASS I ANNUAL TOTAL RETURN - CALENDAR YEARS

                                    [CHART]



         Best calendar quarter return: 16.07% - quarter ended 6/30/03.

        Worst calendar quarter return: -27.70% - quarter ended 9/30/08.

CLASS I AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/08

                                                                                SINCE
                                                               ONE     FIVE   INCEPTION
                                                               YEAR    YEARS  11/30/01
---------------------------------------------------------------------------------------
CLASS I
---------------------------------------------------------------------------------------
Return before taxes                                          (57.62)% (3.19)%   (1.34)%
---------------------------------------------------------------------------------------
Return after taxes on distributions                          (57.62)  (3.83)    (1.80)
---------------------------------------------------------------------------------------
Return after taxes on distributions and sale of Fund shares  (37.45)  (2.49)    (0.98)
---------------------------------------------------------------------------------------
MSCI EAFE INDEX                                              (43.06)   2.10      3.89
---------------------------------------------------------------------------------------
MSCI EAFE GROWTH INDEX                                       (42.46)   1.77      2.91
---------------------------------------------------------------------------------------
LIPPER INTERNATIONAL MULTI-CAP GROWTH FUNDS AVERAGE          (46.85)   1.14      2.55
---------------------------------------------------------------------------------------
LIPPER INTERNATIONAL FUNDS AVERAGE                           (44.23)   1.27      3.08
---------------------------------------------------------------------------------------

-------------
The Morgan Stanley Capital International EAFE (Europe, Australasia, Far East) Index ("MSCI EAFE Index") and the Morgan Stanley Capital International EAFE (Europe, Australasia, Far East) Growth Index ("MSCI EAFE Growth Index", collectively, the "MSCI EAFE Indices") and the Lipper International Multi-Cap Growth Funds Average and the Lipper International Funds Average (collectively, the "Lipper Averages") are unmanaged benchmarks that assume reinvestment of all distributions, if any. The Lipper Averages exclude the effect of fees, sales charges and taxes, and the MSCI EAFE Indices exclude the effect of expenses, fees, sales charges and taxes. The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US and Canada. The MSCI EAFE Growth Index is a free float-adjusted market capitalization-weighted index that measures stock market performance of the developed markets in Europe, Australasia, and the Far East with a greater-than-average growth orientation. The Lipper International Multi-Cap Growth Funds Average measures the performance of mutual funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market-capitalization range over an extended period of time. International multi-cap growth funds typically have an above-average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P/Citigroup World ex-US BMI. The Lipper International Funds Average measures the performance of mutual funds that invest their assets in securities with primary trading markets outside of the US. Lipper currently classifies the Fund as an International Multi-Cap Growth Fund. Investors cannot invest directly in an average or index.
Prior to March 31, 2000, Seligman (the predecessor investment manager) employed subadvisers that were responsible for providing certain management services with respect to the investments of the Fund. From March 31, 2000 until September 15, 2003, the assets of the Fund were managed exclusively by Seligman. Since September 15, 2003, Wellington Management Company, LLP has been employed as subadviser to provide portfolio management services to the Fund.

Seligman International Growth Fund

FEES AND EXPENSES

The table below summarizes the fees and expenses that you may pay as a shareholder of the Fund. Annual fund operating expenses are deducted from Fund assets and are therefore paid indirectly by you and other share-holders of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
-----------------------------------------------------------------------------------
Maximum Sales Charge (Load) on Purchases                                       none
-----------------------------------------------------------------------------------
Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions          none
-----------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
-----------------------------------------------------------------------------------
(as a percentage of average net assets)
-----------------------------------------------------------------------------------
Management Fees                                                               0.97%
-----------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                       none
-----------------------------------------------------------------------------------
Other Expenses/(1)/                                                           0.60%
-----------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                          1.57%
-----------------------------------------------------------------------------------

-------------
(1)"Other expenses" includes transfer and shareholder service agent fees and expenses. The Series' Board approved RiverSource Service Corporation (RSC) as the Fund's new transfer and shareholder service agent, and the termination of the Fund's relationship with Seligman Data Corp. (SDC), the current transfer and shareholder service agent for the Fund, effective on or about May 9, 2009. RSC is an affiliate of RiverSource Investments. "Other expenses" is based on estimated fees and expenses of SDC from March 2, 2009 through on or about May 8, 2009 and of RSC from on or about May 9, 2009 through February 28, 2010, and includes non-recurring charges to the Fund resulting from the termination of SDC as transfer and shareholder service agent for the Fund (the "Non-Recurring Charges"). The fees and expenses charged to the Fund by RSC are lower than the fees and expenses charged to the Fund by SDC. The examples of Fund expenses below reflect the change in expenses resulting from the termination of SDC and the hiring of RSC. Through at least February 28, 2010, RiverSource Investments has contractually agreed to waive its management fee and/or to reimburse the Fund's expenses to the extent that the Fund's "other expenses" (i.e., those expenses other than management fees, 12b-1 fees, interest on borrowings, and extraordinary expenses, including litigation expenses) exceed 0.85% per annum of the Fund's average daily net assets. For the fiscal year ended October 31, 2008, no fee waiver and/or expense reimbursement was required for Class I Shares.
EXAMPLE

This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses are (i) the Fund's total annual operating expenses shown above (which reflects the Non-Recurring Charges, SDC's estimated fees and expenses from March 2, 2009 through on or about May 8, 2009 and RSC's estimated fees and expenses from on or about May 9, 2009 through February 28, 2010) and
(ii) after February 28, 2010, the Fund's total gross operating expenses shown above adjusted to reflect those fees and expenses no longer applicable to the Fund (i.e., the Non-Recurring Charges and SDC's fees and expenses). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                             1 YEAR 3 YEARS 5 YEARS 10 YEARS
                    ----------------------------------------
                    Class I   $160   $472    $808    $1,756
                    ----------------------------------------


MANAGEMENT FEES:
Fees paid out of Fund assets to the investment manager to compensate it for managing the Fund.

OTHER EXPENSES:
Miscellaneous expenses of running the Fund including such things as shareholder account services, registration, custody, auditing and legal fees.

Management of the Funds

The Board of Directors provides broad supervision over the affairs of each Fund.

On November 7, 2008, RiverSource Investments, completed its Acquisition of Seligman, 100 Park Avenue, New York, New York 10017. With the Acquisition completed and shareholders having previously approved (at a special meeting held on November 3, 2008) a new investment management services agreement between the Series (on behalf of each Fund) and RiverSource Investments (the "Management Agreement"), RiverSource Investments became the new investment manager of the Funds effective November 7, 2008. Shareholders of the Funds also approved at the November meeting a subadvisory agreement between RiverSource Investments and Wellington Management Company, LLP.

RiverSource Investments, 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, is also the investment manager of the other funds in the RiverSource Group of Funds, which includes the "RiverSource" funds, "RiverSource Partners" funds, "Threadneedle" funds and the "Seligman" funds, and is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Ameriprise Financial is a financial planning and financial services company that has been offering solutions for clients' asset accumulation, income management and protection needs for more than 110 years. In addition to managing investments for the RiverSource Group of Funds, RiverSource Investments manages investments for itself and its affiliates. For institutional clients, RiverSource Investments and its affiliates provide investment management and related services, such as separate account asset management, and institutional trust and custody, as well as other investment products.

Effective November 7, 2008, the Funds will pay RiverSource Investments a fee for managing their respective assets (Seligman will no longer receive a management fee effective November 7, 2008). The fees paid to RiverSource Investments will be the same annual fee rates that were paid to Seligman prior to November 7, 2008.

  AFFILIATES OF RIVERSOURCE INVESTMENTS:
  RiverSource Fund Distributors, Inc., formerly Seligman Advisors, Inc. (the "distributor"):
  A distributor of the Seligman funds and the other funds in the RiverSource Group of Funds; responsible for accepting orders for purchases and sales of Fund shares.

  RiverSource Services, Inc., formerly Seligman Services, Inc.:
  A limited purpose broker/dealer; acts as the broker/dealer of record for shareholder accounts that do not have a designated broker or financial advisor.

  Seligman Data Corp. (SDC):
  Each Fund's shareholder service agent through May 8, 2009; provides shareholder account services to the Funds at cost.

  RiverSource Service Corporation (RSC)
  Each Fund's transfer and shareholder service agent effective May 9, 2009; provides or compensates others to provide transfer agency services to the other funds in the RiverSource Group of Funds.

  Ameriprise Financial:
  Provides or compensates others to provide administrative services to the Seligman funds, as well as the other funds in the RiverSource Group of Funds.

Each Fund pays RiverSource Investments a management fee for its services equal to a percentage of that Fund's aver-age daily net assets. Each Fund's management fee rate declines as that Fund's net assets increase. The management fee rates are:

..  Seligman Emerging Markets Fund
  1.25% on first $1 billion of net assets

  1.15% on next $1 billion of net assets
  1.05% on net assets in excess of $2 billion

..  Seligman Global Growth Fund and Seligman International Growth Fund
  1.00% on first $50 million of net assets
  0.95% on next $1 billion of net assets
  0.90% on net assets in excess of $1,050,000,000

..  Seligman Global Smaller Companies Fund
  1.00% on first $100 million of net assets
  0.90% on net assets in excess of $100 million

For each of Seligman Emerging Markets Fund, Seligman Global Growth Fund and Seligman International Growth Fund, through at least February 28, 2010, RiverSource Investments has contractually agreed to waive its respective management fee and/or to separately reimburse each Fund's expenses to the extent that a Fund's "other expenses" (i.e., those expenses other than management fees, 12b-1 fees, interest on borrowings, and extraordinary expenses, including litigation expenses) exceed 0.85% per annum of that Fund's average daily net assets. No reimbursement was required through October 31, 2008 for Class I shares of these Funds.

On July 29, 2008, the Series' Board met to discuss, prior to shareholder approval, the Management Agreement between the Series (on behalf of each Fund) and RiverSource Investments, and a subadvisory agreement between RiverSource Investments and Wellington Management Company, LLP ("Wellington Management") relating to services provided to the Funds (the "Subadvisory Agreement"). A discussion regarding the basis for the Board approving the Management Agreement and the Subadvisory Agreement was included in the proxy statement, dated August 27, 2008, and is available in the Series' annual shareholder report for the year ended October 31, 2008.

Subadviser

Wellington Management Company, LLP, a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109, is the subadviser for Seligman Emerging Markets Fund, Seligman Global Growth Fund, Seligman International Growth Fund, and Seligman Global Smaller Companies Fund. Wellington Management is a professional investment counseling firm that provides investment serv-ices to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of January 31, 2009, Wellington Management had investment management authority with respect to approximately $402 billion in assets (which does not include agency mortgage-backed security pass-through accounts managed for the Federal Reserve).

RiverSource Investments pays Wellington Management a fee for the services it provides. This fee does not increase the fee payable by any Fund.

PORTFOLIO MANAGEMENT

Seligman Emerging Markets Fund

Ms. Vera M. Trojan, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the Fund since 2003. Ms. Trojan joined Wellington Management as an investment professional in 1989.

Seligman Global Growth Fund

Mr. Matthew D. Hudson, CFA, Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the Fund since
August 1, 2007 and has been involved in portfolio management and securities analysis for the Fund since 2006. Mr. Hudson joined Wellington Management as an investment professional in 2005. Prior to joining Wellington Management, Mr. Hudson was an investment professional at American Century Investment Management (2000-2005).

Mr. Andrew S. Offit, CPA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the Fund since 2003. Mr. Offit joined Wellington Management as an investment professional in 1997.

Mr. Jean-Marc Berteaux, Senior Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the Fund since 2003. Mr. Berteaux joined Wellington Management as an investment professional in 2001.

Mr. Hudson is the lead portfolio manager of the Fund. Messrs. Offit and Berteaux assist in the research and portfolio construction process. In
Mr. Hudson's absence, Messrs. Offit and Berteaux, individually, may purchase or sell securities for the Fund.

Seligman International Growth Fund

Mr. Andrew S. Offit, CPA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the Fund since 2003. Mr. Offit joined Wellington Management as an investment professional in 1997.

Mr. Jean-Marc Berteaux, Senior Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the Fund since 2003. Mr. Berteaux joined Wellington Management as an investment professional in 2001.

Mr. Matthew D. Hudson, CFA, Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the Fund since 2006. Mr. Hudson joined Wellington Management as an investment professional in 2005. Prior to joining Wellington Management, Mr. Hudson was an investment professional at American Century Investment Management (2000-2005).

Mr. Offit is the lead portfolio manager of the Fund. Messrs. Berteaux and Hudson assist in the research and portfolio construction process. In
Mr. Offits's absence, Messrs. Berteaux and Hudson, individually, may purchase or sell securities for the Fund.

Seligman Global Smaller Companies Fund

Mr. Jamie A. Rome, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the North American portion of the Fund since 2003. Mr. Rome joined Wellington Management as an investment professional in 1994.

Mr. Simon H. Thomas, Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the non-North American portion of the Fund since 2006. Mr. Thomas joined Wellington Management as an investment professional in 2002.

Messrs. Rome and Thomas coordinate the allocations among the North American and non-North American portions of the Fund, which are intended to be regionally neutral relative to the Fund's benchmark. However, the allocations may vary from the benchmark from time to time based upon the investment process described in the Fund's "Principal Investment Strategies."

The Series' Statement of Additional Information provides additional information about the compensation of the individuals named above (the "Portfolio Team"), other accounts managed by each member of the Portfolio Team and each member of the Portfolio Team's ownership of securities of the Fund(s) for which they provide portfolio management.

REGULATORY MATTERS

In late 2003, J. & W. Seligman & Co. Incorporated (Seligman) conducted an extensive internal review concerning mutual fund trading practices. Seligman's review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies then managed by Seligman (the "Seligman Funds"); this arrangement was in the process of being closed down by Seligman before September 2003. Seligman identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, Seligman, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. Seligman also provided information concerning mutual fund trading practices to the Securities and Exchange Commission (the "SEC") and the Office of the Attorney General of the State of New York ("NYAG").

In September 2005, the New York staff of the SEC indicated that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and Seligman Advisors, Inc. (now known as RiverSource Fund Distributors, Inc.) relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds. There have been no further developments with the SEC on this matter.

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against Seligman, Seligman Advisors, Inc., Seligman Data Corp. and Brian
T. Zino (collectively, the "Seligman Parties"), alleging, in substance, that, in addition to the four arrangements noted above, the Seligman Parties permitted other persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies then managed by Seligman is and has been misleading. The NYAG included other related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive.

On March 13, 2009, without admitting or denying any violations of law or wrongdoing, the Seligman Parties entered into a stipulation of settlement with the NYAG and settled the claims made by the NYAG. Under the terms of the settlement, Seligman will pay $11.3 million to four Seligman Funds as follows:
$150,000 to Seligman Global Growth Fund, $550,000 to Seligman Global Smaller Companies Fund, $7.7 million to Seligman Communications and Information Fund and $2.9 million to Seligman Global Technology Fund. This settlement resolves all outstanding matters between the Seligman Parties and the NYAG.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Seligman Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Seligman Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Seligman Funds. Information regarding certain legal proceedings may be found in the Seligman Funds' shareholder reports and in the SAI. Additionally, Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

Shareholder Information

Each Fund offers five Classes of shares. Only Class I shares are offered by this Prospectus. The Series' Board of Directors believes that no conflict of interest currently exists among each Fund's Classes of shares. On an ongoing basis, the Directors, in the exercise of their fiduciary duties under the Investment Company Act of 1940 and applicable state law, will seek to ensure that no such conflict arises.

Pricing of Fund Shares

When you buy or sell shares, you do so at the Class's net asset value ("NAV") next calculated after the distributor or SDC, as the case may be, accepts your request. However, in some cases, the Funds have authorized certain financial intermediaries (and other persons designated by such financial intermediaries) to receive purchase and redemption orders on behalf of each Fund. In such instances, customer orders will be priced at the Fund's NAV next calculated after the authorized financial intermediary (or other person designated by such financial intermediary) receives the request. However, the distributor may reject any request to purchase shares under the circumstances discussed later in this Prospectus under the captions "Important Policies That May Affect Your Account" and "Frequent Trading of Fund Shares." Authorized financial intermediaries or their designees are responsible for forwarding your order in a timely manner.

If your buy or sell order is received by an authorized financial intermediary or its designee after the close of regular trading on the New York Stock Exchange ("NYSE"), the order will be executed at the Class's NAV calculated as of the close of regular trading on the next NYSE trading day. When you sell shares, you receive the Class's per share NAV.

  NAV: Computed separately for each Class by dividing that Class's share of the net assets of the Fund (i.e., its assets less liabilities) by the total number of outstanding shares of the Class.

The NAV of each Fund's shares is determined each day, Monday through Friday, on days that the NYSE is open for trading. Because the Funds have portfolio securities that are primarily listed on foreign exchanges that may trade on weekends or other days when the Funds do not price their shares, the value of a Fund's portfolio securities may change on days when you may not be able to buy or sell Fund shares.

With respect to the Funds, generally, portfolio securities are valued at the last sale price on the securities exchange or securities market on which such securities primarily are traded. However, since trading in foreign securities is substantially completed each day at various times prior to the close of regular trading on the NYSE, the closing prices for such securities may not fully reflect events that occur after the local markets close but before the close of the NYSE. The Board of Directors of the Series has approved "fair value" procedures under which a third party pricing service on a regular basis recommends adjustments to the local closing prices of certain foreign equity securities. The adjustments are based on a statistical analysis of the historical relationships between the price movements of a security and independent variables such as US market movements, sector movements, movements in the American Depositary Receipt (ADR) of a security (if any) and movements in country or regional exchange-traded funds or futures contracts. The factors used vary with each security, depending on which factors have been most important historically.

In addition, if RiverSource Investment concludes that the most recently reported (or closing) price of a security held by a Fund is no longer valid or reli-able, or such price is otherwise unavailable, RiverSource Investment will value the security at its fair value as determined in accordance with policies and procedures approved by the Board of Directors of the Series. These fair value procedures may be used to determine the value of a security held by a Fund in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts or extreme market volatility. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value or the price that may be realized upon the actual sale of such security.

How to Buy Fund Shares

Class I shares are not subject to any initial or contingent deferred sales charges or distribution expenses. This Class, however, is only offered to certain types of investors. Class I shares may be purchased only by (i) a "qualified tuition program" (within the meaning of Section 529 of the Internal Revenue Code) approved by the distributor, (ii) certain qualified employee benefit plans offered to employees of RiverSource Investments and its affiliates and SDC, as available, (iii) any qualified or non-qualified employee benefit plan or arrangement ("Benefit Plan") with over $200 million in assets that is approved by the distributor, (iv) with respect to a specific Seligman fund in the RiverSource Group of Funds, any Benefit Plan or other investor that makes an initial investment of $3,000,000 or more in Class I shares of that Seligman fund, (v) any Benefit Plan with at least $25 million in assets purchasing Class I shares through a financial intermediary that has been authorized by the distributor to offer Class I shares pursuant to a written agreement, and (vi) any investor approved by the distributor that makes an initial, combined investment of at least $5 million in the Class I shares of two or more Seligman mutual funds. Each eligible investor is required to have a single account and trade electronically with SDC either through the electronic trading platform operated by the National Securities Clearing Corporation
(NSCC) or other electronic means acceptable to SDC. Benefit Plans that have the same sponsor (or sponsors affiliated with one another) ("Affiliated Benefit Plans") may aggregate their investments for determining eligibility to invest in Class I shares. However, any Benefit Plan not otherwise eligible on its own to invest in Class I shares must place orders for shares of a Seligman fund through a single account maintained for the benefit of its Affiliated Benefit Plans.

To make your initial investment in a Fund, an account must be established with SDC.

How to Exchange Shares Among the Seligman Mutual Funds

The Seligman mutual funds are part of the RiverSource Group of Funds which, in addition to RiverSource funds, includes RiverSource Partners funds and Threadneedle funds. Each of the funds in the RiverSource Group of Funds shares the same Board of Directors/Trustees. However, the Seligman mutual funds do not share the same policies and procedures, as set forth in the Shareholder Information section of this prospectus, as the other funds in the RiverSource Group of Funds and may not be exchanged for shares of RiverSource funds, RiverSource Partners funds or Threadneedle funds.

You may sell Fund shares to buy shares of the same class of another Seligman mutual fund, or you may sell shares of another Seligman mutual fund to buy shares of any Fund. Class I shares may not be offered by every Seligman mutual fund. Please consult the relevant fund's current prospectus to determine if it offers Class I shares. Exchanges will be made at each fund's respective NAV. Exchanges generally must be requested in writing and received by the distributor or SDC by 4:00 p.m. Eastern time to receive that day's NAV.

How to Sell Shares

Shares of a Fund can be redeemed in the same manner that shares can be purchased, as described under the heading "How to Buy Fund Shares." SDC will send proceeds from a sale by means agreed on between each institutional shareholder and SDC. Sales handled by an authorized dealer or financial advisor generally must follow the same procedure. The Funds do not charge any fees or expenses for a sale handled by an authorized dealer or financial advisor, but the dealer or financial advisor may charge a service fee. SDC may require additional documents to sell Fund shares. Under unusual circumstances, the Funds may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

Redemption in Kind. Seligman Global Smaller Companies Fund reserves the right to satisfy redemption requests, in whole or in part, with an in-kind transfer of the Fund's portfolio securities. Shareholders receiving a payment in the form of securities may incur expenses, including brokerage expenses, in converting these securities into cash. No shareholder will have the right to require any distribution of any assets of the Fund (or any other Fund in the Series) in kind.

Important Policies That May Affect Your Account

To protect you and other shareholders, each Fund reserves the right to:

..  Refuse any request to buy Fund shares;

..  Reject any request received by telephone;

.. Close your account if it does not have a certified taxpayer identification number (this is your social security number for individuals);

.. Request additional information or close your account to the extent required or permitted by applicable law or regulations, including those relating to the prevention of money laundering; or

.. Close your account if your account remains below $250,000 for a period of at least six months.

Frequent Trading of Fund Shares

As a matter of policy, each Fund discourages frequent trading of its shares. In this regard, the Board of Directors of the Series has adopted written policies and procedures that, subject to the limitations set forth below, are designed to deter frequent trading that may be disruptive to the management of a Fund's portfolio. If any Fund, the distributor, or SDC (the Funds' shareholder servicing agent) (referred to collectively below as the "Seligman Entities") determine that you have exchanged more than twice to and from the same Fund in any three-month period, you will not be permitted to engage in further exchange activity in such Fund for 90 days. The Seligman Entities may under certain circumstances also refuse initial or additional purchases of a Fund's shares by any person for any reason, including if that person is believed to be engaging, or suspected of engaging, in trading of fund shares in excess of the guidelines noted above (excluding purchases via a direct deposit through an automatic payroll deduction program or purchases by the funds of Seligman Asset Allocation Series, Inc. in the ordinary course of implementing their asset allocation strategies). In addition, the Seligman Entities may under certain circumstances refuse to accept exchange requests for accounts of any person that has had a previous pattern (even if involving a different Seligman fund) of trading in excess of the guidelines noted above. Furthermore, if you purchase shares of a Fund through a financial intermediary, your ability to purchase or exchange shares of a Fund could be limited if your account is associated with a person (e.g., broker or financial advisor) previously identified by the Seligman Entities as engaging in trading activity in excess of the guidelines noted above. The Funds' policies do not permit exceptions to be granted, and the policies are, to the extent possible, applied uniformly to all accounts where beneficial ownership has been ascertained. Shareholders and their financial intermediaries seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and, despite the efforts of the Seligman Entities to prevent excessive trading, there is no guarantee that the Seligman Entities will be able to identify such shareholders or curtail their trading practices. The ability of the Seligman Entities to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations and hindered by financial intermediaries purposefully or unwittingly facilitating these practices. In addition, each Fund receives purchase, exchange and redemption orders through financial intermediaries, some of whom hold shares through omnibus accounts, and the Seligman Entities will not, under most circumstances, know of or be able to reasonably detect excessive trading which may occur through these financial intermediaries. Omnibus account arrangements and their equivalents (e.g., bank trust accounts and retirement plans) are a common form of holding shares of funds by many brokers, banks and retirement plan administrators. These arrangements often permit the financial intermediary to aggregate many client transactions and ownership positions and provide each Fund with combined purchase and redemption orders. In these circumstances, the Seligman Entities may not know the identity of particular shareholders or beneficial owners or whether particular purchase or sale orders were placed by the same shareholder or beneficial owner. A substantial percentage of shares of each Fund may be held through omnibus accounts and their equivalents.

To the extent that the efforts of the Seligman Entities are unable to eliminate excessive trading practices in a Fund, these practices may interfere with the efficient management of such Fund's portfolio, hinder such Fund's ability to pursue its investment objective and may reduce the returns of long-term shareholders. Additionally, these practices may result in a Fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit to a greater extent and engaging in additional portfolio transactions. Increased portfolio transactions and use of the line of credit could correspondingly increase a Fund's operating costs and decrease a Fund's investment performance. Maintenance of a higher level of cash balances necessary to meet frequent redemptions could likewise result in lower Fund investment performance during periods of rising markets.

  DIVIDEND:
  A payment by a mutual fund, usually derived from a fund's net investment income (dividends and interest earned on portfolio securities less expenses).

  CAPITAL GAIN DISTRIBUTION:
  A payment to mutual fund shareholders which represents profits realized on the sale of securities in a fund's portfolio.

  EX-DIVIDEND DATE:
  The day on which any declared distributions (dividends or capital gains) are deducted from a fund's assets before it calculates its NAV.

Investors who purchase shares of a Fund that invests in non-US securities and/or small-cap securities may be more likely to seek to use frequent trading strategies to take advantage of potential arbitrage opportunities. Such activity could adversely impact these Funds.

Dividends and Capital Gain Distributions

Each Fund generally pays any dividends from its net investment income and distributes any net capital gains realized on investments annually. It is expected that each Fund's distributions will be primarily capital gains. Seligman Global Growth Fund, Seligman Global Smaller Companies Fund and Seligman International Growth Fund have substantial capital loss carry-forwards which are available for offset against future net capital gains, expiring in varying amounts through 2016. Accordingly, no capital gain distributions are expected to be paid to shareholders until net capital gains have been realized in excess of the available capital loss carry-forwards.

Institutional shareholders such as tax-deferred retirement plans and qualified tuition programs generally will have dividend and capital gain distributions reinvested in additional Fund shares. Other institutional shareholders may elect to:

(1)reinvest both dividends and capital gain distributions;

(2)receive dividends in cash and reinvest capital gain distributions; or

(3)receive both dividends and capital gain distributions in cash.

If you want to change your election, you may write to SDC at P.O. Box 9759, Providence, RI 02940-9759, or an authorized dealer or your financial advisor may call SDC. Your request must be received by SDC before the record date to be effective for that dividend or capital gain distribution.

Dividends or capital gain distributions that are not reinvested will be sent by means agreed on between SDC and each shareholder. Such distributions can be sent by check or by wire transfer, or, if you have current ACH bank information on file, directly deposited into a predesignated bank account, typically within 2 business days from the payable date.

Dividends and capital gain distributions are reinvested to buy additional Fund shares on the payable date using the NAV of the ex-dividend date.

Taxes

The tax treatment of dividends and capital gain distributions is the same whether you take them in cash or reinvest them to buy additional Fund shares. Dividends paid by the Fund (other than "qualified dividend income") are taxable to you as ordinary income. Tax-deferred retirement plans and qualified tuition programs are not taxed currently on dividends or capital gain distributions or on gains resulting from the sale or exchange of Fund shares.

You may be taxed at different rates on capital gains distributed by the Fund depending on the length of time the Fund holds its assets.

When you sell Fund shares, any gain or loss you realize will generally be treated as a long-term capital gain or loss if you held your shares for more than one year, or as a short-term capital gain or loss if you held your shares for one year or less. However, if you sell Fund shares on which a long-term capital gain distribution has been received and you held the shares for six months or less, any loss you realize will be treated as a long-term capital loss to the extent that it offsets the long-term capital gain distribution.

An exchange of a Fund's shares is a sale and may result in a gain or loss for federal income tax purposes.

Each January, you will be sent information on the tax status of any distributions made during the previous calendar year. Because each shareholder's situation is unique, you should always consult your tax advisor concerning the effect income taxes may have on your individual investment.

For further information, please see the Series' Statement of Additional Information under the section entitled "Taxation of the Series".

The Seligman Mutual Funds

Shares of the following Seligman mutual funds may be exchanged for one another, but shares of these Seligman mutual funds may not, at the current time, be exchanged for shares of the other funds in the RiverSource Group of Funds.

EQUITY
--------------------------------------------------------------------------------

SPECIALTY
--------------------------------------------------------------------------------

Seligman Communications and Information Fund+
Seeks capital appreciation by investing in companies operating in aspects of the communications, information and related industries.

Seligman Emerging Markets Fund+
Seeks long-term capital appreciation by investing primarily in equity securities of companies in emerging markets.

Seligman Global Technology Fund
Seeks long-term capital appreciation by investing primarily in global securities (US and non-US) of companies in the technology and technology-related industries.

SMALL COMPANY
--------------------------------------------------------------------------------

Seligman Frontier Fund+
Seeks growth of capital by investing primarily in small company growth stocks.

Seligman Global Smaller Companies Fund+
Seeks long-term capital appreciation by investing in securities of smaller companies around the world, including the US.

Seligman Smaller-Cap Value Fund+
Seeks long-term capital appreciation by investing in common stocks of smaller companies, deemed to be "value" companies by the investment manager.

MEDIUM COMPANY
--------------------------------------------------------------------------------

Seligman Capital Fund+
Seeks capital appreciation by investing in the common stocks of medium-sized companies.

LARGE COMPANY
--------------------------------------------------------------------------------

Seligman Common Stock Fund+
Seeks total return through a combination of capital appreciation and current income.

Seligman Global Growth Fund+
Seeks capital appreciation by investing primarily in equity securities of companies that have the potential to benefit from global economic or social trends.

Seligman Growth Fund+
Seeks long-term capital appreciation.

Seligman International Growth Fund+
Seeks long-term capital appreciation by generally investing in securities of large- and mid-capitalization growth companies in international markets.

Seligman Large-Cap Value Fund+
Seeks long-term capital appreciation by investing in common stocks of large companies, deemed to be "value" companies by the investment manager.

BALANCED
--------------------------------------------------------------------------------

Seligman Income and Growth Fund+
Seeks total return through a combination of capital appreciation and income consistent with what is

-------------
+ Offers Class I shares.

believed to be a prudent allocation between equity and fixed-income securities.

REAL ESTATE SECURITIES
--------------------------------------------------------------------------------

Seligman LaSalle Global Real Estate Fund+
Seeks total return through a combination of current income and long-term capital appreciation by investing in equity and equity-related securities issued by global real estate companies, such as US real estate investment trusts (REITs) and similar entities outside the US.

Seligman LaSalle Monthly Dividend Real Estate Fund+
Seeks to produce a high level of current income with capital appreciation as a secondary objective by investing in equity and equity-related securities issued by real estate companies, such as real estate investment trusts (REITs).

FIXED-INCOME
--------------------------------------------------------------------------------

INCOME
--------------------------------------------------------------------------------

Seligman High-Yield Fund+
Seeks a high level of current income and may also consider the potential for capital appreciation consistent with prudent investment management. The Fund invests primarily in non-investment grade, high-yield securities.

Seligman Core Fixed Income Fund+
Seeks to produce a high level of current income consistent with prudent exposure to risk. Capital appreciation is a secondary objective. The Fund invests a significant portion of its assets in investment grade fixed-income securities.

Seligman U.S. Government Securities Fund
Seeks a high level of current income consistent with prudent investment risk primarily by investing in a diversified portfolio of securities issued or guaranteed by the US government, its agencies or instrumentalities, or government sponsored enterprises.

MUNICIPAL
--------------------------------------------------------------------------------

Seligman Municipal Funds:

National Fund
Seeks maximum income, exempt from regular federal income taxes.

State-specific funds:*
Seek to maximize income exempt from regular federal income taxes and from regular income taxes in the designated state.

California                 Louisiana                  New Jersey
.. High-Yield               Maryland                   New York
.. Quality                  Massachusetts              North Carolina
Colorado                   Michigan                   Ohio
Florida                    Minnesota                  Oregon
Georgia                    Missouri                   Pennsylvania
                                                      South Carolina

* A small portion of income may be subject to state and local taxes.

MONEY MARKET
--------------------------------------------------------------------------------

Seligman Cash Management Fund+
Seeks to preserve capital and to maximize liquidity and current income by investing only in high-quality money market securities. The fund seeks to maintain a constant net asset value of $1.00 per share.

ASSET ALLOCATION
--------------------------------------------------------------------------------
Seligman Asset Allocation Series, Inc. offers four different asset-allocation funds that pursue their investment objectives by allocating their assets among other mutual funds in the Seligman Group.

Seligman Asset Allocation Aggressive Growth Fund
Seeks long-term capital appreciation by creating a portfolio of mutual funds that invests in aggressive

-------------
+ Offers Class I shares.

growth-oriented domestic and international equity securities weighted toward small- and medium-capitalization companies.

Seligman Asset Allocation Growth Fund
Seeks long-term capital appreciation by creating a portfolio of mutual funds that invests in growth-oriented domestic and international equity securities, with a more even weighting among small-, medium-and large-capitalization companies than Seligman Asset Allocation Aggressive Growth Fund.

Seligman Asset Allocation Moderate Growth Fund
Seeks capital appreciation by creating a portfolio of mutual funds that invests in small-, medium- and large-capitalization domestic and international equity securities as well as real estate securities and domestic fixed-income securities.

Seligman Asset Allocation Balanced Fund
Seeks capital appreciation and preservation of capital with current income and growth of income by creating a portfolio of mutual funds that invests in medium- and large-capitalization and dividend producing domestic and international equity securities supplemented by a larger allocation to real estate securities as well as domestic fixed-income securities, cash and cash equivalents than Seligman Asset Allocation Moderate Growth Fund.

SELIGMAN TARGETHorizon ETF PORTFOLIOS, INC. offers five asset-allocation mutual funds that seek to achieve their respective investment objectives by allocating their assets among exchange-traded funds (ETFs).

Seligman TargETFund 2045+
Seeks capital appreciation until migration, and thereafter capital appreciation consistent with a strategy of steadily decreasing emphasis on capital appreciation and steadily increasing emphasis on capital preservation and current income as the year 2045 approaches.

Seligman TargETFund 2035+
Seeks capital appreciation until migration, and thereafter capital appreciation consistent with a strategy of steadily decreasing emphasis on capital appreciation and steadily increasing emphasis on capital preservation and current income as 2035 approaches.

Seligman TargETFund 2025+
Seeks capital appreciation consistent with a strategy of steadily decreasing emphasis on capital appreciation and steadily increasing emphasis on capital preservation and current income as the year 2025 approaches.

Seligman TargETFund 2015+
Seeks capital appreciation and current income consistent with a strategy of steadily decreasing emphasis on capital appreciation and steadily increasing emphasis on capital preservation and current income as the year 2015 approaches.

Seligman TargETFund Core+
Seeks capital appreciation and preservation of capital with current income.

-------------
+ Offers Class I shares.

Other Information

PAYMENTS TO FINANCIAL INSTITUTIONS. The distributor and its affiliates make or support additional cash payments out of their own resources (including profits earned from providing services to the fund) to financial institutions, including inter-company allocation of resources or payments to affiliated broker-dealers, in connection with agreements between the distributor and financial institutions pursuant to which these financial institutions sell fund shares and provide services to their clients who are shareholders of the fund. These payments and intercompany allocations (collectively, "payments") do not change the price paid by investors in the fund or fund shareholders for the purchase or ownership of fund shares of the fund, and these payments are not reflected in the fees and expenses of the fund, as they are not paid by the fund.

In exchange for these payments, a financial institution may elevate the prominence or profile of the fund within the financial institution's organization, and may provide the distributor and its affiliates with preferred access to the financial institution's registered representatives or preferred access to the financial institution's customers. These arrangements are sometimes referred to as marketing and/or sales support payments, program and/or shareholder servicing payments, or revenue sharing payments. These arrangements create potential conflicts of interest between a financial institution's pecuniary interest and its duties to its customers, for example, if the financial institution receives higher payments from the sale of a certain fund than it receives from the sale of other funds, the financial institution or its representatives may be incented to recommend or sell shares of the fund where it receives or anticipates receiving the higher payment instead of other investment options that may be more appropriate for the customer. Employees of Ameriprise Financial and its affiliates, including employees of affiliated broker-dealers, may be separately incented to recommend or sell shares of the fund, as employee compensation and business unit operating goals at all levels are tied to the company's success. Certain employees, directly or indirectly, may receive higher compensation and other benefits as investment in the fund increases. In addition, management, sales leaders and other employees may spend more of their time and resources promoting Ameriprise Financial and its subsidiary companies, including RiverSource Investments and the distributor, and the products they offer, including the fund.

These payments are typically negotiated based on various factors including, but not limited to, the scope and quality of the services provided by the financial institution, its reputation in the industry, its ability to attract and retain assets, its access to target markets, its customer relationships, the profile the fund may obtain within the financial institution, and the access the distributor or other representatives of the fund may have within the financial institution for advertisement, training or education, including opportunities to present at or sponsor conferences for the registered representatives of the financial institution and its customers.

These payments are usually calculated based on a percentage of fund assets owned through the financial institution and/or as a percentage of fund sales attributable to the financial institution. Certain financial institutions require flat fees instead of, or in addition to, these asset-based fees as compensation for including or maintaining a fund on their platforms, and, in certain situations, may require the reimbursement of ticket or operational charges--fees that a financial institution charges its registered representatives for effecting transactions in the fund. The amount of payment varies by financial institution (e.g., initial platform set-up fees, ongoing maintenance or service fees, or asset or sales based fees). The amount of payments also varies by the type of sale. For instance, purchases of one fund may warrant a greater or lesser amount of payments than purchases of another fund. Additionally, sale and maintenance of shares on a stand alone basis may result in a greater or lesser amount of payments than the sale and maintenance of shares made through a plan, wrap or other fee-based program. Payments to affiliates may include payments as compensation to employees of RiverSource Investments who are licensed by the distributor in respect of certain sales and solicitation activity on behalf of the fund. These payments may be and often are significant.

Payments to affiliated broker-dealers are within the range of the payments the distributor pays to similarly-situated third party financial institutions and the payments such affiliated broker-dealers receive from third party fund sponsors related to the sale of their sponsored funds. However, because of the large amount of RiverSource fund assets (in aggregate) currently held in customer accounts of the affiliated broker-dealers, the distributor and its affiliates, in the aggregate, pay significantly more in absolute dollars than other third-party fund sponsors pay to the affiliated broker-dealers for the sale and servicing of their sponsored funds. This level of payment creates potential conflicts of interest which the affiliated broker-dealers seek to mitigate by disclosure and implementation of internal controls, as well as the rules and regulations of applicable regulators.

From time to time, to the extent permitted by SEC and NASD rules and by other applicable laws and regulations, the distributor and its affiliates may make other reimbursements or payments to financial institutions or their registered representatives, including non-cash compensation, in the form of gifts of nominal value, occasional meals, tickets, or other entertainment, support for due diligence trips, training and educational meetings or conference sponsorships, support for recognition programs, and other forms of non-cash compensation permissible under regulations to which these financial institutions and their representatives are subject. To the extent these are made as payments instead of reimbursement, they may provide profit to the financial institution to the extent the cost of such services was less than the actual expense of the service.

The financial institution through which you are purchasing or own shares of the fund has been authorized directly or indirectly by the distributor to sell the fund and/or to provide services to you as a shareholder of the fund. Investors and current shareholders may wish to take such payment arrangements into account when considering and evaluating any recommendations they receive relating to fund shares. If you have questions regarding the specific details regarding the payments your financial institution may receive from the distributor or its affiliates related to your purchase or ownership of the fund, please contact your financial institution.

The payments described in this section are in addition to fees paid by the fund to the distributor under 12b-1 plans, which fees may be used to compensate financial institutions for the distribution of fund shares and the servicing of fund shareholders, or paid by the fund to SDC, which fees may be used to support networking or servicing fees to compensate financial institutions for supporting shareholder account maintenance, sub-accounting, plan recordkeeping or other services provided directly by the financial institution to shareholders or plans and plan participants, including retirement plans, 529 plans, Health Savings Account plans, or other plans, where participants beneficially own shares of the fund.

ADMINISTRATION SERVICES. Ameriprise Financial, 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, provides or compensates others to provide administrative services to the funds. These services include administrative, accounting, treasury, and other services. Administrative services are provided without charge to the Seligman funds by Ameriprise Financial under a separate administrative services agreement with each such fund, rather than by RiverSource Investments under a Seligman fund's management agreement. The fees under the administrative services agreement may be raised without shareholder approval, although RiverSource Investments expects that any increase would be offset by a decrease in its management fee paid by a Seligman fund.

AFFILIATED PRODUCTS. RiverSource Investments also serves as investment manager to Seligman funds and RiverSource funds which are structured to provide asset-allocation services to shareholders of those funds by investing in shares of other Seligman funds and RiverSource funds, respectively, (Funds of Funds) and to discretionary managed accounts that invests exclusively in the funds (collectively referred to as "affiliated products"). These affiliated products, individually or collectively, may own a significant percentage of the fund's outstanding shares. The fund may experience relatively large purchases or redemptions from the affiliated products. Although RiverSource Investments may seek to minimize the impact of these transactions, for example, by structuring them over a reasonable period of time or through other measures, the fund may experience increased expenses as it buys and sells securities to manage transactions for the affiliated products. In addition, because the affiliated products may own a substantial portion of the fund, a redemption by one or more affiliated products could cause the fund's expense ratio to increase as the fund's fixed costs would be spread over a smaller asset base. RiverSource Investments monitors expense levels and is committed to offering funds that are competitively priced. RiverSource Investments reports to the Board on the steps it has taken to manage any potential conflicts.

Financial Highlights

The tables below are intended to help you understand the financial performance of each Fund's Class I shares for the past five years. Certain information reflects financial results for a single share of Class I shares held throughout the period shown. Per share amounts are calculated based on average shares outstanding during a particular period. "Total return" shows the rate that you would have earned (or lost) on an investment in the Class, assuming you reinvested all your dividends and capital gain distributions, if any. Total returns do not reflect any transaction costs on your investment or taxes. If such costs and taxes were included, the returns presented below would have been lower, Deloitte & Touche LLP, Independent Registered Public Accounting Firm, has audited this financial information. Their report, along with the Series' financial statements, is included in the Series' Annual Report, which is available upon request.

EMERGING MARKETS FUND

CLASS I
-----------------------------------------------------------------------------------------------------------------
                                                                                  YEAR ENDED OCTOBER 31,
                                                                         ----------------------------------------
                                                                           2008    2007    2006    2005    2004
-----------------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                         $20.20  $13.25  $10.60  $ 7.92   $6.61
-----------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                               0.12  (0.02)    0.04    0.06    0.05
-----------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain on investments and foreign currency
   transactionsoo                                                          (9.75)    8.36    3.33    2.62    1.26
-----------------------------------------------------------------------------------------------------------------
Total from investment operations                                           (9.63)    8.34    3.37    2.68    1.31
-----------------------------------------------------------------------------------------------------------------
Less distributions
  Distributions from net realized capital gain                             (2.58)  (1.39)  (0.72)      --      --
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                                $7.99  $20.20  $13.25  $10.60   $7.92
-----------------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                                            (54.25)%  69.61%  33.66%  33.84%  19.82%
-----------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------
Net assets, end of year (000s omitted)                                     $5,335 $12,043  $8,060  $6,470  $4,836
-----------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                     1.77%   1.72%   1.73%   1.89%   1.87%
-----------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                        0.84% (0.11)%   0.34%   0.62%   0.63%
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                   123.49% 106.56% 110.49% 129.33% 106.84%
-----------------------------------------------------------------------------------------------------------------

-------------
See footnotes on page 43.

GLOBAL GROWTH FUND

CLASS I
----------------------------------------------------------------------------------------------------------------------
                                                                                    YEAR ENDED OCTOBER 31,
                                                                         ---------------------------------------------
                                                                             2008       2007    2006    2005    2004
----------------------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                         $12.03       $ 8.86   $7.57   $7.45   $6.29
----------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                             (0.01)       (0.07)  (0.03)    0.01  (0.03)
----------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain on investments and foreign currency
   transactions/oo/                                                        (6.32)         3.24    1.32    0.11    1.19
----------------------------------------------------------------------------------------------------------------------
Total from investment operations                                           (6.33)         3.17    1.29    0.12    1.16
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                                $5.70       $12.03   $8.86   $7.57   $7.45
----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                                            (52.62)%       35.78%  17.04%   1.61% 18.44%#
----------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000s omitted)                                       $904       $1,887  $2,639  $2,207  $2,081
----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                     1.50%        1.52%   1.51%   1.59%   1.55%
----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets               (0.11)%      (0.73)% (0.38)%   0.11% (0.42)%
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                    79.25%       86.05% 127.09% 269.07% 270.63%
----------------------------------------------------------------------------------------------------------------------

GLOBAL SMALLER COMPANIES FUND
CLASS I
----------------------------------------------------------------------------------------------------------------------
                                                                                    YEAR ENDED OCTOBER 31,
                                                                         ---------------------------------------------
                                                                             2008       2007    2006    2005      2004
----------------------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                         $20.34       $19.36  $17.02  $13.91  $11.91
----------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                               0.07         0.08    0.03    0.01     --o
----------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain on investments and foreign currency
   transactionsoo                                                          (9.68)         3.21    2.74    3.10    2.00
----------------------------------------------------------------------------------------------------------------------
Total from investment operations                                           (9.61)         3.29    2.77    3.11    2.00
----------------------------------------------------------------------------------------------------------------------
Less distributions
  Distributions from net realized capital gain                             (2.06)       (2.31)  (0.43)      --      --
----------------------------------------------------------------------------------------------------------------------
  Proceeds from Regulatory Settlement                                        0.01/(1)/      --      --      --      --
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                                $8.68       $20.34  $19.36  $17.02  $13.91
----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                                            (52.20)%/(1)/  19.24%  20.99%  22.36% 16.79%#
----------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000s omitted)                                    $27,976      $57,048 $11,607  $9,643  $7,979
----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                     1.28%        1.21%   1.26%   1.36%   1.45%
----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets                 0.50%        0.38%   0.13%   0.05% (0.02)%
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                    83.70%       72.24%  67.93%  76.40%  94.65%
----------------------------------------------------------------------------------------------------------------------

-------------
See footnotes on page 43.

INTERNATIONAL GROWTH FUND

CLASS I
-----------------------------------------------------------------------------------------------------------------
                                                                                  YEAR ENDED OCTOBER 31,
                                                                         ----------------------------------------
                                                                           2008    2007    2006    2005    2004
-----------------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                         $23.04  $16.35  $13.09  $12.44  $10.13
-----------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                               0.10     --o    0.01    0.06  (0.02)
-----------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain on investments and foreign currency
   transactionsoo                                                         (11.70)    6.69    3.25    0.59    2.33
-----------------------------------------------------------------------------------------------------------------
Total from investment operations                                          (11.60)    6.69    3.26    0.65    2.31
-----------------------------------------------------------------------------------------------------------------
Less Distributions:
-----------------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gain                             (3.06)      --      --      --      --
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                                $8.38  $23.04  $16.35  $13.09  $12.44
-----------------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                                            (57.77)%  40.92%  24.90%   5.23%  22.80%
-----------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------
Net assets, end of year (000s omitted)                                     $9,083 $16,332 $11,740  $9,292  $7,911
-----------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                     1.41%   1.36%   1.38%   1.46%   1.59%
-----------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets                 0.66%   0.02%   0.09%   0.49% (0.18)%
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                   344.77% 235.33% 165.09% 189.17% 241.12%
-----------------------------------------------------------------------------------------------------------------

-------------
* Per share amounts are calculated based on average shares outstanding.
o Less than $0.01.
# Excluding the effect of payments received from Seligman (the predecessor investment manager), total returns would have been 18.28% and 16.58% for the Global Growth Fund and Global Smaller Companies Fund, respectively.
(1) In June 2008, the Global Smaller Companies Fund received its portion of the proceeds from a regulatory settlement between an unaffiliated third party and the SEC, which increased the total return by 0.09%.

How to Contact Us


The Funds

             Write to  Corporate Communications/Investor Relations Department
                       Ameriprise Financial, Inc.
                       Minneapolis, Minnesota 55474

                Phone  Toll-free in the US (800) 221-7844
                       Outside the US (212) 850-1864

Account Services

             Write to  Shareholder Service Agent/Seligman Group of Funds
                       Seligman Data Corp.

      For investments  P.O. Box 9766
      into an account  Providence, RI 02940-9766

   For non-investment  P.O. Box 9759
            inquiries  Providence, RI 02940-9759

For matters requiring  101 Sabin St.
   overnight delivery  Pawtucket, RI 02860

                Phone  Non-Retirement Accounts
                       Toll-free in the US (800) 221-2450
                       Outside the US (212) 682-7600

                       Retirement Plan Services
                       Toll-free (800) 445-1777

24-hour automated telephone access is available by calling (800) 622-4597 on a touchtone telephone. You will have instant access to price, yield, account balance, most recent transaction, and other information.

For More Information

The information below is available, without charge, upon request by calling toll-free 800-221-2450 in the US or collect 212-682-7600 outside the US. You may also call these numbers to request other information about a Fund or to make shareholder inquiries.

The Statement of Additional Information ("SAI") contains additional information about each Fund. It is on file with the Securities and Exchange Commission, or SEC, and is incorporated by reference into (is legally part of) this Prospectus.

Annual/Semi-Annual Reports contain additional information about each Fund's investments. In the Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year. The Fund's SAI and most recent Annual/Semi-Annual Reports are also available, free of charge, at www.seligman.com.

This Prospectus is intended for use in connection with certain tax-deferred investment programs.

Information about each Fund, including the Prospectus and SAI, can be viewed and copied at the SEC's Public Reference Room in Washington, DC. For more information about the operation of the Public Reference Room, call
(202) 551-8090. The Prospectus, SAI, Annual/Semi-Annual Reports and other information about a Fund are also available on the EDGAR Database on the SEC's Internet site: www.sec.gov.

The website references in this Prospectus are inactive textual references, and information contained in or otherwise accessible through these websites does not form a part of this Prospectus.

Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102.

SEC File Number:  811-6485